UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21348

Name of Fund:  BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Muni

            Intermediate Duration Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2017

Date of reporting period: 04/30/2017

Item 1 – Report to Stockholders

APRIL 30, 2017

ANNUAL REPORT

BlackRock MuniAssets Fund, Inc. (MUA)

BlackRock MuniEnhanced Fund, Inc. (MEN)

BlackRock MuniHoldings Fund, Inc. (MHD)

BlackRock MuniHoldings Fund II, Inc. (MUH)

BlackRock MuniHoldings Quality Fund, Inc. (MUS)

BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

BlackRock MuniVest Fund II, Inc. (MVT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended April 30, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance. These markets showed great resilience during a period with big surprises, including the United Kingdom’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. However, high-quality assets with more interest rate sensitivity struggled. U.S. Treasuries posted negative returns as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and uncertainty. Reflationary expectations accelerated after the U.S. election and continued into the beginning of 2017, stoked by expectations that the new presidential administration’s policies would provide an extra boost to U.S. growth. More recently, however, growing skepticism about the likelihood of significant near-term U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Nonetheless, markets have remained generally positive thus far in 2017 and continue to exhibit low levels of volatility by historical standards. Although political uncertainty persisted, benign credit conditions and expectations for economic growth have kept markets fairly tranquil. The period ended with a global risk asset rally following centrist Emmanuel Macron’s win in the first round of the French presidential election and better-than-expected U.S. and European corporate earnings.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors, including an aging population, low productivity growth and excess savings, as well as cyclical factors, like the Fed moving toward the normalization of monetary policy and the length of the current expansion. Tempered economic growth and high valuations across most assets have set the stage for muted returns going forward.

Equity markets still present opportunities, although the disparity between winners and losers is widening — a dynamic that increases both the risk and return potential of active investing. Fixed income investors are also facing challenges as many sectors are exhibiting higher valuations while rates remain at historically low levels.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	13.32%	17.92%
U.S. small cap equities (Russell 2000® Index)	18.37	25.63
International equities (MSCI Europe, Australasia, Far East Index)	11.47	11.29
Emerging market equities (MSCI Emerging Markets Index)	8.88	19.13
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.23	0.40
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(3.13)	(2.68)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.67)	0.83
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.41)	0.57
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.30	13.29
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

ANNUAL REPORT	APRIL 30, 2017	3

Municipal Market Overview

For the Reporting Period Ended April 30, 2017

Municipal Market Conditions

Municipal bonds generated modestly positive performance for the period, in spite of vastly rising interest rates as a result of generally stronger economic data, signs of inflation pressures, Federal Reserve (“Fed”) monetary policy normalization, and market expectations for pro-growth fiscal policy. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in strong demand for fixed income investments. Investors favored the income, relative yield, and stability of municipal bonds amid bouts of interest rate volatility (bond prices rise as rates fall) resulting from the United Kingdom’s decision to leave the European Union, the contentious U.S. election, and widening central bank divergence — i.e., policy easing outside the United States while the Fed slowly commences policy tightening. During the 12 months ended April 30, 2017, municipal bond funds garnered net inflows of approximately $14 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained robust from a historical perspective at $429 billion (significantly above the $384 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 58%) as issuers continued to take advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of April 30, 2017
6 months: (0.41)%
12 months: 0.57%

A Closer Look at Yields

From April 30, 2016 to April 30, 2017, yields on AAA-rated 30-year municipal bonds increased by 44 basis points (“bps”) from 2.58% to 3.02%, while 10-year rates rose by 53 bps from 1.61% to 2.14% and 5-year rates increased 43 bps from 0.98% to 1.41% (as measured by Thomson Municipal Market Data). The municipal yield curve modestly steepened over the 12-month period with the spread between 2- and 30-year maturities steepening by 10 bps and the spread between 2- and 10-year maturities steepening by 19 bps.

4	ANNUAL REPORT	APRIL 30, 2017

During the same time period, on a relative basis, tax-exempt municipal bonds broadly outperformed U.S. Treasuries with the greatest outperformance experienced in the front-end of the yield curve. In absolute terms, the positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. More broadly, municipal bonds came under pressure post the November U.S. election as a result of uncertainty surrounding potential U.S. tax-reform. The index has now recovered nearly 86% of performance lost post-election, which is quite impressive given that fund flows have only rebounded by about 31%. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of April 30, 2017, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) and Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	5

Fund Summary as of April 30, 2017	BlackRock MuniAssets Fund, Inc.

Fund Overview

BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) investment objective is to provide high current income exempt from U.S. federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests at least 65% of its assets in municipal bonds that are rated in the medium to lower categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by Standard & Poor’s Corporation (“S&P”) or securities that are unrated but are deemed by the investment adviser to be of comparable quality. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUA
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of April 30, 2017 ($14.82)[1]	4.66%
Tax Equivalent Yield[2]	8.23%
Current Monthly Distribution per Common Share[3]	$0.0575
Current Annualized Distribution per Common Share[3]	$0.6900
Economic Leverage as of April 30, 2017[4]	12%

[1]

Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. See the Additional Information — Section 19(a) Notice for estimated sources and character of distributions. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MUA[1,2]	5.56%	2.23%
Lipper High Yield Municipal Debt Funds[3]	(1.70)%	0.93%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Fund’s premium to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds registered a small, positive total return in the 12 months ended April 30, 2017. After moving modestly higher early in the period, municipal bonds began to lose ground in September and October due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) Municipal issues subsequently plunged in November once Donald Trump’s election victory caused investors to adjust their expectations in favor of stronger growth and tighter Fed policy. However, municipal bonds retraced much of their November downturn in the final five months of the period. The favorable combination of lower new issuance and recovering investor demand fueled a recovery in the market, which enabled it to finish with a return slightly above the break-even mark.

•

Despite a stretch of underperformance in the fourth-quarter selloff, lower-quality investments typically outperformed their higher-rated counterparts during the period. The Fund’s holdings in non-investment grade and unrated securities therefore generated healthy relative performance and contributed to results. Conversely, the Fund’s positions in higher-quality issues generally lagged non-investment grade bonds.

•	At the sector level, investments in tobacco and health care issues contributed positively.

•

Seasoned holdings that generate high levels of income helped sustain the Fund’s yield for much of the fiscal year. In addition, the short-to-intermediate maturity profile of these positions made them less vulnerable to the market volatility of late 2016.

•	Consistent with the broader market environment, Fund holdings with maturities of 15 years and above were hardest hit by the underperformance of longer-term bonds relative to short-term issues.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive impact on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	APRIL 30, 2017

BlackRock MuniAssets Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/17	4/30/16	Change	High	Low
Market Price	$14.82	$14.74	0.54%	$15.87	$12.96
Net Asset Value	$14.07	$14.45	(2.63)%	$14.80	$13.70

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/17	4/30/16
Health	22%	22%
Transportation	19	19
Tobacco	16	14
County/City/Special District/School District	13	14
Education	10	9
Utilities	8	8
Corporate	7	7
State	3	3
Housing	2	4

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	4/30/17	4/30/16
AA/Aa	19%	19%
A	8	7
BBB/Baa	21	24
BB/Ba	9	10
B/B	11	9
CCC/Caa	1	—	[2]
N/R3	31	31

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Representing less than 1% of the Fund’s total investments.

[3]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2017 and April 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% and 5%, respectively, of the Fund’s total investments.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,
2017	15%
2018	9
2019	5
2020	13
2021	20

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	APRIL 30, 2017	7

Fund Summary as of April 30, 2017	BlackRock MuniEnhanced Fund, Inc.

Fund Overview

BlackRock MuniEnhanced Fund, Inc.’s (MEN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal bonds rated investment grade quality, or, if unrated, are deemed to be of comparable quality by the investment adviser, at the time of investment and invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on NYSE	MEN
Initial Offering Date	March 2, 1989
Yield on Closing Market Price as of April 30, 2017 ($11.69)[1]	5.80%
Tax Equivalent Yield[2]	10.25%
Current Monthly Distribution per Common Share[3]	$0.0565
Current Annualized Distribution per Common Share[3]	$0.6780
Economic Leverage as of April 30, 2017[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MEN[1,2]	(1.42)%	(0.51)%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(2.05)%	(0.40)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds registered a small, positive total return in the 12 months ended April 30, 2017. After moving modestly higher early in the period, municipal bonds began to lose ground in September and October due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) Municipal issues subsequently plunged in November once Donald Trump’s election victory caused investors to adjust their expectations in favor of stronger growth and tighter Fed policy. However, municipal bonds retraced much of their November downturn in the final five months of the period. The favorable combination of lower new issuance and recovering investor demand fueled a recovery in the market, which enabled it to finish with a return slightly above the break-even mark.

•	While portfolio income made a positive contribution to the Fund’s total return, the benefit was not enough to offset the impact of the negative price performance caused by rising yields.

•

Positions in the tax-backed (local) sector contributed to results. However, holdings in the utilities sector underperformed. In addition, the health care sector experienced uncertainty surrounding the future of the Affordable Care Act in the wake of the November 2016 elections.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive impact on returns.

•	The Fund continued to employ leverage, which helped augment income. However, since leverage also amplifies the effect of market movements, it was a net detractor from overall performance.

•

The Fund lowered its dividend during the period, as older, higher-yielding bonds matured or were called and the proceeds were reinvested at much lower yields. (A call is when an issuer redeems a bond prior to its maturity date.) At the same time, the benefit of leverage was reduced as short-term borrowing rates increased due to the Fed’s decision to raise the federal funds rate. However, the positively sloped municipal yield curve still created the latitude for the Fund to generate additional income through the use of leverage.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	APRIL 30, 2017

BlackRock MuniEnhanced Fund, inc.

Market Price and Net Asset Value Per Share Summary

	4/30/17	4/30/16	Change	High	Low
Market Price	$11.69	$12.55	(6.85)%	$13.21	$10.94
Net Asset Value	$11.77	$12.52	(5.99)%	$12.91	$11.55

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/17	4/30/16
Transportation	24%	21%
County/City/Special District/School District	18	21
Utilities	15	16
State	15	15
Health	12	11
Education	11	10
Corporate	3	4
Housing	1	1
Tobacco	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	4/30/17	4/30/16
AAA/Aaa	11%	9%
AA/Aa	57	58
A	17	25
BBB/Baa	12	7
N/R2	3	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2017 and April 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	13%
2018	10
2019	15
2020	4
2021	12

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	APRIL 30, 2017	9

Fund Summary as of April 30, 2017	BlackRock MuniHoldings Fund, Inc.

Fund Overview

BlackRock MuniHoldings Fund, Inc.’s (MHD) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade, or, if unrated, are deemed to be of comparable quality by the investment adviser, at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of April 30, 2017 ($16.65)[1]	5.84%
Tax Equivalent Yield[2]	10.32%
Current Monthly Distribution per Common Share[3]	$0.081
Current Annualized Distribution per Common Share[3]	$0.972
Economic Leverage as of April 30, 2017[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MHD[1,2]	(2.87)%	(0.67)%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(2.05)%	(0.40)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds registered a small, positive total return in the 12 months ended April 30, 2017. After moving modestly higher early in the period, municipal bonds began to lose ground in September and October due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) Municipal issues subsequently plunged in November once Donald Trump’s election victory caused investors to adjust their expectations in favor of stronger growth and tighter Fed policy. However, municipal bonds retraced much of their November downturn in the final five months of the period. The favorable combination of lower new issuance and recovering investor demand fueled a recovery in the market, which enabled it to finish with a return slightly above the break-even mark.

•	Consistent with the broader market environment, Fund holdings with maturities of 15 years and above were hardest hit by the underperformance of longer-term bonds relative to short-term issues.

•

Lower-quality investments typically outperformed their higher-rated counterparts during the period. The Fund’s holdings in non-investment grade and unrated securities therefore generated healthy relative performance, as did its positions in the lower-quality corporate and tobacco sectors. While the Fund’s positions in higher-quality issues generally lagged non-investment grade bonds, its performance was helped by an allocation to higher-quality pre-refunded securities. The higher level of income in this segment translated to lower sensitivity to the market downturn of late 2016, aiding Fund returns over the full 12 months.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive impact on returns.

•	The Fund continued to employ leverage, which helped augment income. However, since leverage also amplifies the effect of market movements, it was a net detractor from overall performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	APRIL 30, 2017

BlackRock MuniHoldings Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/17	4/30/16		Change	High	Low
Market Price	$16.65	$18.14		(8.21)%	$19.22	$15.56
Net Asset Value	$16.85	$17.96	[1]	(6.18)%	$18.52	$16.41

[1]

The net asset value does not reflect adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and therefore differs from amount reported in the Financial Highlights.

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/17		4/30/16
Transportation	24%		24%
Health	19		19
State	12		12
County/City/Special District/School District	12		12
Utilities	11		12
Education	11		10
Corporate	6		6
Tobacco	5		5
Housing	—	[1]	—

[1]	Representing less than 1% of the Fund’s total investments.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[2]	4/30/17	4/30/16
AAA/Aaa	5%	5%
AA/Aa	47	48
A	19	22
BBB/Baa	16	13
BB/Ba	4	4
B	2	1
N/R3	7	7

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2017 and April 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% and 2%, respectively, of the Fund’s total investments.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,
2017	8%
2018	6
2019	25
2020	11
2021	12

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	APRIL 30, 2017	11

Fund Summary as of April 30, 2017	BlackRock MuniHoldings Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Fund II, Inc.’s (MUH) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade, or, if unrated, are deemed to be of comparable quality by the investment adviser, at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUH
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of April 30, 2017 ($15.59)[1]	5.73%
Tax Equivalent Yield[2]	10.12%
Current Monthly Distribution per Common Share[3]	$0.0745
Current Annualized Distribution per Common Share[3]	$0.8940
Economic Leverage as of April 30, 2017[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MUH[1,2]	1.65%	(0.52)%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(2.05)%	(0.40)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Fund moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds registered a small, positive total return in the 12 months ended April 30, 2017. After moving modestly higher early in the period, municipal bonds began to lose ground in September and October due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) Municipal issues subsequently plunged in November once Donald Trump’s election victory caused investors to adjust their expectations in favor of stronger growth and tighter Fed policy. However, municipal bonds retraced much of their November downturn in the final five months of the period. The favorable combination of lower new issuance and recovering investor demand fueled a recovery in the market, which enabled it to finish with a return slightly above the break-even mark.

•	Consistent with the broader market environment, Fund holdings with maturities of 15 years and above were hardest hit by the underperformance of longer-term bonds relative to short-term issues.

•

Lower-quality investments typically outperformed their higher-rated counterparts during the period. The Fund’s holdings in non-investment grade and unrated securities therefore generated healthy relative performance, as did its positions in the lower-quality corporate and tobacco sectors. While the Fund’s positions in higher-quality issues generally lagged non-investment grade bonds, its performance was helped by an allocation to higher-quality pre-refunded securities. The higher level of income in this segment translated to lower sensitivity to the market downturn of late 2016, aiding Fund returns over the full 12 months.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive impact on returns.

•	The Fund continued to employ leverage, which helped augment income. However, since leverage also amplifies the effect of market movements, it was a net detractor from overall performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	APRIL 30, 2017

BlackRock MuniHoldings Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/17	4/30/16	Change	High	Low
Market Price	$15.59	$16.23	(3.94)%	$17.28	$14.37
Net Asset Value	$15.52	$16.51	(6.00)%	$17.00	$15.13

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/17	4/30/16
Transportation	23%	22%
Health	19	19
State	14	14
County/City/Special District/School District	12	12
Utilities	11	12
Education	10	9
Corporate	6	6
Tobacco	4	5
Housing	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	4/30/17	4/30/16
AAA/Aaa	6%	4%
AA/Aa	50	50
A	18	23
BBB/Baa	15	11
BB/Ba	3	4
B	1	1
N/R2	7	7

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2017 and April 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% and 3%, respectively, of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	8%
2018	5
2019	26
2020	11
2021	12

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	APRIL 30, 2017	13

Fund Summary as of April 30, 2017	BlackRock MuniHoldings Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings Quality Fund, Inc.’s (MUS) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations, and obligations deemed to be of comparable quality by the investment adviser at the time of investment, with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUS
Initial Offering Date	May 1, 1998
Yield on Closing Market Price as of April 30, 2017 ($13.38)[1]	5.70%
Tax Equivalent Yield[2]	10.07%
Current Monthly Distribution per Common Share[3]	$0.0635
Current Annualized Distribution per Common Share[3]	$0.7620
Economic Leverage as of April 30, 2017[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MUS[1,2]	(1.00)%	(0.47)%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(2.05)%	(0.40)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds registered a small, positive total return in the 12 months ended April 30, 2017. After moving modestly higher early in the period, municipal bonds began to lose ground in September and October due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) Municipal issues subsequently plunged in November once Donald Trump’s election victory caused investors to adjust their expectations in favor of stronger growth and tighter Fed policy. However, municipal bonds retraced much of their November downturn in the final five months of the period. The favorable combination of lower new issuance and recovering investor demand fueled a recovery in the market, which enabled it to finish with a return slightly above the break-even mark.

•	The Fund’s positions in higher-quality investments, which underperformed their lower-rated and non-investment grade counterparts, detracted from performance.

•

Reinvestment was a further drag on results, as the proceeds of higher-yielding bonds that matured or were called need to be reinvested at materially lower prevailing rates, which resulted in a dividend cut during the period. (A call is when an issuer redeems a bond prior to its maturity date.)

•

The Fund’s more-seasoned holdings, which produced generous yields compared to current market rates, were additive to performance. At the sector level, tax-backed (local) and transportation issues were positive contributors.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive impact on returns.

•	The Fund continued to employ leverage, which helped augment income. However, since leverage also amplifies the effect of market movements, it was a net detractor from overall performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	ANNUAL REPORT	APRIL 30, 2017

BlackRock MuniHoldings Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/17	4/30/16		Change	High	Low
Market Price	$13.38	$14.31		(6.50)%	$15.59	$12.66
Net Asset Value	$13.95	$14.85	[1]	(6.06)%	$15.17	$13.71

[1]

The net asset value does not reflect adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and therefore differs from amount reported in the Financial Highlights.

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/17	4/30/16
Transportation	38%	40%
County/City/Special District/School District	25	25
Utilities	13	14
Health	11	10
State	5	5
Education	4	3
Housing	2	1
Tobacco	1	1
Corporate	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	4/30/17	4/30/16
AAA/Aaa	6%	6%
AA/Aa	56	56
A	29	32
BBB/Baa	7	3
N/R	2	3

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2017	—	[3]
2018	25%
2019	13
2020	4
2021	18

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

[3]	Representing less than 1% of the Fund’s total investments.

*	Excludes short-term securities.

ANNUAL REPORT	APRIL 30, 2017	15

Fund Summary as of April 30, 2017	BlackRock Muni Intermediate Duration Fund, Inc.

Fund Overview

BlackRock Muni Intermediate Duration Fund, Inc.’s (MUI) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests at least 75% of its assets in municipal bonds rated investment grade, or, if unrated, are deemed to be of comparable quality by the investment adviser, at the time of investment and invests at least 80% of its assets in municipal bonds with a duration of three to ten years at the time of investment. The Fund expects to maintain a dollar-weighted average portfolio duration, as calculated by the investment adviser, of three to ten years. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUI
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of April 30, 2017 ($13.96)[1]	4.77%
Tax Equivalent Yield[2]	8.43%
Current Monthly Distribution per Common Share[3]	$0.0555
Current Annualized Distribution per Common Share[3]	$0.6660
Economic Leverage as of April 30, 2017[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MUI[1,2]	(2.77)%	(0.69)%
Lipper Intermediate Municipal Debt Funds[3]	(3.06)%	(0.73)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds registered a small, positive total return in the 12 months ended April 30, 2017. After moving modestly higher early in the period, municipal bonds began to lose ground in September and October due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) Municipal issues subsequently plunged in November once Donald Trump’s election victory caused investors to adjust their expectations in favor of stronger growth and tighter Fed policy. However, municipal bonds retraced much of their November downturn in the final five months of the period. The favorable combination of lower new issuance and recovering investor demand fueled a recovery in the market, which enabled it to finish with a return slightly above the break-even mark.

•

In this environment, the Fund’s holdings in the higher-quality, AA rated credit tier did not generate enough yield to offset their price declines. However, the Fund’s performance was aided by its positions in higher-quality pre-refunded securities.

•

At a time of rising yields, the Fund’s positions in longer-dated and longer-duration bonds detracted from performance. At the sector level, holdings in tax-backed (states), utilities and education issues detracted.

•

The Fund’s positions in lower-rated, higher-yielding sectors contributed the most to performance. Specifically, holdings in the tobacco and tax-backed (school districts) sectors added value. Positions in lower-quality issues rated BBB and below also made positive contributions.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive impact on returns.

•	The Fund continued to employ leverage, which helped augment income. However, since leverage also amplifies the effect of market movements, it was a net detractor from overall performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	ANNUAL REPORT	APRIL 30, 2017

BlackRock Muni Intermediate Duration Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/17	4/30/16		Change	High	Low
Market Price	$13.96	$15.19		(8.10)%	$15.62	$13.45
Net Asset Value	$15.17	$16.17	[1]	(6.18)%	$16.59	$14.82

[1]

The net asset value does not reflect adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and therefore differs from amount reported in the Financial Highlights.

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/17	4/30/16
Transportation	28%	24%
County/City/Special District/School District	17	18
Education	14	13
State	12	14
Utilities	11	11
Health	10	11
Corporate	4	5
Tobacco	2	2
Housing	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	4/30/17	4/30/16
AAA/Aaa	5%	3%
AA/Aa	43	47
A	31	40
BBB/Baa	16	5
BB/Ba	1	1
B	1	1
N/R2	3	3

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated Investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2017 and April 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% and 1%, respectively, of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	6%
2018	5
2019	8
2020	8
2021	16

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	APRIL 30, 2017	17

Fund Summary as of April 30, 2017	BlackRock MuniVest Fund II, Inc.

Fund Overview

BlackRock MuniVest Fund II, Inc.’s (MVT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade, or, if unrated, are deemed to be of comparable quality by the investment adviser, at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MVT
Initial Offering Date	March 29, 1993
Yield on Closing Market Price as of April 30, 2017 ($15.45)[1]	5.67%
Tax Equivalent Yield[2]	10.02%
Current Monthly Distribution per Common Share[3]	$0.073
Current Annualized Distribution per Common Share[3]	$0.876
Economic Leverage as of April 30, 2017[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MVT[1,2]	(5.68)%	(0.34)%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(2.05)%	(0.40)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Fund’s premium to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds registered a small, positive total return in the 12 months ended April 30, 2017. After moving modestly higher early in the period, municipal bonds began to lose ground in September and October due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) Municipal issues subsequently plunged in November once Donald Trump’s election victory caused investors to adjust their expectations in favor of stronger growth and tighter Fed policy. However, municipal bonds retraced much of their November downturn in the final five months of the period. The favorable combination of lower new issuance and recovering investor demand fueled a recovery in the market, which enabled it to finish with a return slightly above the break-even mark.

•	Consistent with the broader market environment, Fund holdings with maturities of 15 years and above were hardest hit by the underperformance of longer-term bonds relative to short-term issues.

•

Lower-quality investments typically outperformed their higher-rated counterparts during the period. The Fund’s holdings in non-investment grade and unrated securities therefore generated healthy relative performance, as did its positions in the lower-quality corporate and tobacco sectors. While the Fund’s positions in higher-quality issues generally lagged non-investment grade bonds, its performance was helped by an allocation to higher-quality pre-refunded securities. The higher level of income in this segment translated to lower sensitivity to the market downturn of late 2016, aiding Fund returns over the full 12 months.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive impact on returns.

•	The Fund continued to employ leverage, which helped augment income. However, since leverage also amplifies the effect of market movements, it was a net detractor from overall performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	ANNUAL REPORT	APRIL 30, 2017

BlackRock MuniVest Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/17	4/30/16	Change	High	Low
Market Price	$15.45	$17.38	(11.10)%	$18.64	$14.74
Net Asset Value	$15.19	$16.17	(6.06)%	$16.55	$14.91

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/17	4/30/16
Transportation	26%	24%
Health	18	18
State	14	13
County/City/Special District/School District	12	11
Utilities	11	13
Education	7	7
Corporate	6	7
Tobacco	5	5
Housing	1	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	4/30/17	4/30/16
AAA/Aaa	5%	6%
AA/Aa	50	49
A	13	21
BBB/Baa	16	10
BB/Ba	4	4
B	2	2
N/R2	10	8

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2017 and April 30, 2016 the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 3%, respectively, of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	10%
2018	11
2019	22
2020	12
2021	11

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	APRIL 30, 2017	19

Schedule of Investments April 30, 2017	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.0%
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.25%, 1/01/19	$2,000	$2,006,740
5.50%, 1/01/21	1,215	1,219,095
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	3,745	4,284,242
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20 (a)	2,165	2,503,563

		10,013,640
Alaska — 0.7%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	1,080	1,084,514
5.00%, 6/01/32	1,500	1,451,460
5.00%, 6/01/46	1,200	1,141,392

		3,677,366
Arizona — 2.1%
City of Phoenix Arizona IDA, RB:
Great Hearts Academies — Veritas Project, 6.30%, 7/01/42	500	539,630
Great Hearts Academies — Veritas Project, 6.40%, 7/01/47	425	459,578
Legacy Traditional Schools Project, Series A, 6.50%, 7/01/34 (b)	570	639,569
Legacy Traditional Schools Project, Series A, 6.75%, 7/01/44 (b)	1,000	1,131,150
City of Phoenix Arizona IDA, Refunding RB (b):
Basis Schools, Inc. Projects, 5.00%, 7/01/35	305	309,270
Basis Schools, Inc. Projects, 5.00%, 7/01/45	855	860,070
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/35	260	263,640
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/46	290	291,525
Legacy Traditional School Projects, 5.00%, 7/01/35	320	324,912
Legacy Traditional School Projects, 5.00%, 7/01/45	255	255,831
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,650	1,925,798
State of Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A (b):
5.13%, 7/01/37	960	980,727
5.25%, 7/01/47	1,765	1,805,630
University Medical Center Corp., RB, 6.50%, 7/01/19 (a)	500	557,515

		10,344,845

Municipal Bonds	Par (000)	Value
California — 8.2%
California Municipal Finance Authority, RB, Urban Discovery Academy Project (b):
5.50%, 8/01/34	$315	$316,468
6.00%, 8/01/44	665	677,050
6.13%, 8/01/49	580	593,044
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A:
5.00%, 2/01/36	345	383,530
5.00%, 2/01/37	255	282,594
California School Finance Authority, RB:
Alliance for College Ready Public School — 2023 Union LLC Project, Series A, 6.40%, 7/01/48	1,570	1,779,768
Value Schools, 6.65%, 7/01/33	435	485,469
Value Schools, 6.90%, 7/01/43	975	1,095,276
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A (b):
5.00%, 12/01/46	920	974,252
5.25%, 12/01/56	2,055	2,201,830
California Statewide Communities Development Authority, Refunding RB, American Baptist Homes of the West, 6.25%, 10/01/39	2,175	2,367,313
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement, Series B, 6.00%, 5/01/43	1,650	1,655,610
City & County of San Francisco California Redevelopment Agency, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D (b)(c):
0.00%, 8/01/26	1,250	758,112
0.00%, 8/01/43	1,500	326,175
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	900	1,046,961
6.50%, 5/01/42	2,220	2,580,661
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	375	453,956
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.:
5.60%, 6/01/36	1,285	1,307,192
5.70%, 6/01/46	3,600	3,604,968
County of Riverside California Transportation Commission, RB, Senior Lien, Series A, 5.75%, 6/01/48	2,885	3,226,151
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A-1:
5.13%, 6/01/47	4,455	4,443,907
Senior, 5.75%, 6/01/47	3,980	3,989,624

Portfolio Abbreviations

AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BAN	Bond Anticipation Notes
BARB	Building Aid Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds

COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
IDA	Industrial Development Authority

IDB	Industrial Development Board
ISD	Independent School District
LRB	Lease Revenue Bonds
M/F	Multi-Family
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RB	Revenue Bonds
S/F	Single-Family

See Notes to Financial Statements.

20	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Municipal Bonds	Par (000)	Value
California (continued)
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
4.75%, 6/01/25	$1,375	$1,387,622
5.00%, 6/01/37	5,580	5,579,833

		41,517,366
Colorado — 1.0%
Castle Oaks Metropolitan District No. 3, GO, 6.25%, 12/01/44	500	525,425
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47 575		574,971
Colorado Health Facilities Authority, Refunding RB, Series A (b):
6.13%, 12/01/45	335	348,698
6.25%, 12/01/50	1,115	1,166,915
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.75%, 12/01/45	720	745,193
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project, 6.00%, 1/15/34	1,500	1,659,780

		5,020,982
Connecticut — 1.0%
Mohegan Tribal Finance Authority of Connecticut, RB, 7.00%, 2/01/45 (b)	1,430	1,492,934
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 2/01/45 (b)	1,420	1,479,299
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C, 6.25%, 2/01/30 (b)	1,835	1,944,238

		4,916,471
Delaware — 0.8%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,000	1,075,670
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,880	2,989,613

		4,065,283
Florida — 7.9%
Boggy Creek Florida Improvement District, Refunding RB, Special Assessment Bonds, 5.13%, 5/01/43	1,500	1,502,685
Capital Trust Agency, Inc., RB, Silver Creek St. Augustine Project, Series A (d)(e):
1st Mortgage, 8.25%, 1/01/44	515	421,888
1st Mortgage, 8.25%, 1/01/49	1,105	903,658
5.75%, 1/01/50	655	600,818
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project, Series A, 8.13%, 5/15/44 (b)	2,510	2,860,823
County of Palm Beach Florida Health Facilities Authority, RB, Acts Retirement Life Community, 5.50%, 11/15/20 (a)	3,500	3,996,510
Florida Development Finance Corp., RB, Renaissance Charter School, Series A:
5.75%, 6/15/29	690	698,791
6.00%, 6/15/34	835	845,546
6.13%, 6/15/44	3,180	3,198,857
Greeneway Improvement District, Special Assessment Bonds, 5.13%, 5/01/43	1,855	1,863,273
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 5/01/33	380	380,255
Jacksonville Economic Development Commission, Refunding RB, Florida Proton Therapy Institute, Series A, 6.00%, 9/01/17 (b)	295	298,965

Municipal Bonds	Par (000)	Value
Florida (continued)
Lakewood Ranch Stewardship District, Refunding, Special Assessment Bonds, Lakewood Center & New Sector Projects, 8.00%, 5/01/40	$1,485	$1,748,706
Lakewood Ranch Stewardship District, Special Assessment Bonds, Village of Lakewood Ranch Sector Projects:
4.00%, 5/01/21	160	161,416
4.25%, 5/01/26	150	149,334
5.13%, 5/01/46	885	885,947
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (a)	4,550	5,662,611
Midtown Miami Community Development District, Refunding, Special Assessment Bonds:
Series A, 5.00%, 5/01/37	845	886,050
Series B, 5.00%, 5/01/37	495	519,047
Palm Beach County Health Facilities Authority, Refunding RB, Series A, 7.25%, 6/01/34	500	586,135
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (d)(e)	4,167	2,746,550
Tampa Palms Open Space and Transportation Community Development District, RB, Capital Improvement, Richmond Place Project, 7.50%, 5/01/18	295	295,298
Tolomato Community Development District, Refunding, Special Assessment Bonds:
Convertible CAB, Series A2, 6.61%, 5/01/39	250	232,120
Convertible CAB, Series A3, 0.00%, 5/01/40 (f)	585	348,525
Convertible CAB, Series A4, 0.00%, 5/01/40 (f)	305	134,359
Series 2, 0.00%, 5/01/40 (f)	805	416,620
Series A1, 6.65%, 5/01/40	875	875,052
Tolomato Community Development District, Special Assessment Bonds:
Series 1, 0.00%, 5/01/40 (f)	1,305	801,179
Series 1, 6.65%, 5/01/40 (d)(e)	50	50,250
Series 3, 6.61%, 5/01/40 (d)(e)	875	9
Series 3, 6.65%, 5/01/40 (d)(e)	710	7
Village Community Development District No. 9, Special Assessment Bonds:
6.75%, 5/01/31	1,540	1,774,681
7.00%, 5/01/41	2,525	2,920,819
5.50%, 5/01/42	1,190	1,311,392

		40,078,176
Georgia — 1.7%
County of Clayton Georgia, Tax Allocation Bonds, Ellenwood Project, 7.50%, 7/01/33	2,575	2,606,492
County of Clayton Georgia Development Authority, Refunding RB, Delta Air Lines, Inc. Project, Series A, 8.75%, 6/01/29	3,365	3,962,321
County of Gainesville & Hall Georgia Development Authority, Refunding RB, Acts Retirement Life Community, Series A-2 (a):
6.38%, 11/15/19	700	791,126
6.63%, 11/15/19	880	999,944

		8,359,883
Illinois — 4.2%
City of Chicago Illinois, GO, Refunding, Series A, 6.00%, 1/01/38	1,260	1,317,242
Illinois Finance Authority, Refunding RB:
Friendship Village of Schaumburg, 7.25%, 2/15/45	4,000	4,160,880
Lutheran Home & Services Obligated Group, 5.63%, 5/15/42	2,395	2,472,287
Presence Health Network, Series C, 4.00%, 2/15/41	1,525	1,339,163

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	21

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Municipal Bonds	Par (000)	Value
Illinois (continued)
Illinois Finance Authority, Refunding RB (continued):
Primary Health Care Centers Program, 6.60%, 7/01/24	$990	$991,861
Rogers Park Montessori School Project, Series 2014, 6.00%, 2/01/34	365	380,794
Rogers Park Montessori School Project, Series 2014, 6.13%, 2/01/45	860	892,362
Roosevelt University Project, 6.50%, 4/01/44	4,170	4,408,482
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.50%, 6/15/53	2,370	2,494,235
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	180	204,523
6.00%, 6/01/28	710	807,689
Village of Lincolnshire Illinois, Special Tax Bonds, Sedgebrook Project, 6.25%, 3/01/34	1,661	1,665,319

		21,134,837
Indiana — 2.1%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	825	976,049
7.00%, 1/01/44	2,000	2,389,020
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village Project, 6.25%, 1/01/29 (b)	2,450	2,340,608
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1 (b):
6.63%, 1/15/34	290	296,078
6.75%, 1/15/43	525	535,978
6.88%, 1/15/52	860	877,940
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT:
5.00%, 7/01/44	470	499,032
5.00%, 7/01/48	1,555	1,651,052
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 1/15/51 (b)	1,190	1,183,800

		10,749,557
Iowa — 2.7%
Iowa Finance Authority, Refunding RB:
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.50%, 12/01/22	2,090	2,125,258
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.25%, 12/01/25	2,190	2,214,922
Sunrise Retirement Community Project, 5.50%, 9/01/37	1,355	1,351,599
Sunrise Retirement Community Project, 5.75%, 9/01/43	2,115	2,129,298
Iowa Tobacco Settlement Authority, Refunding RB:
Asset-Backed, CAB, Series B, 5.60%, 6/01/34	795	794,968
Series C, 5.38%, 6/01/38	4,900	4,899,804

		13,515,849
Kentucky — 0.9%
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing, First Tier, Series A, 5.75%, 7/01/49	4,000	4,391,440
Louisiana — 3.1%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 9/15/44 (b)	2,460	2,504,969
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	5,000	5,109,600

Municipal Bonds	Par (000)	Value
Louisiana (continued)
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.75%, 5/01/41	$1,855	$2,050,869
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.25%, 5/15/35	5,570	6,058,099

		15,723,537
Maine — 0.6%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	2,955	3,201,299
Maryland — 2.0%
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	2,840	3,099,974
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	3,615	3,881,425
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	3,085	3,086,481

		10,067,880
Massachusetts — 1.4%
Massachusetts Development Finance Agency, RB:
Boston Medical Center, Series D, 5.00%, 7/01/44	1,905	2,014,823
Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	1,025	1,115,118
North Hill Communities Issue, Series A, 6.50%, 11/15/43 (b)	2,020	2,121,485
Massachusetts Development Finance Agency, Refunding RB, Tufts Medical Center, Series I, 6.75%, 1/01/36	1,490	1,694,666

		6,946,092
Michigan — 0.9%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	2,785	3,004,152
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 7/01/44	415	434,995
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	920	977,150

		4,416,297
Minnesota — 0.2%
City of Rochester Minnesota, RB, Health Care and Facility Homestead Rochester Incorporate, 5.00%, 12/01/49	555	535,176
St. Paul Housing & Redevelopment Authority, Refunding RB, Hmong College Prep Academy Project, Series A:
5.75%, 9/01/46	195	197,108
6.00%, 9/01/51	290	295,298

		1,027,582
Missouri — 1.0%
Kirkwood Missouri IDA, RB, Aberdeen Heights, Series A, 8.25%, 5/15/20 (a)	2,315	2,788,556
Lees Summit Missouri IDA, RB, John Knox Obligated Group, 5.25%, 8/15/39	2,235	2,330,368

		5,118,924
New Jersey — 5.2%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,065	1,073,531
5.25%, 11/01/44	770	772,364

See Notes to Financial Statements.

22	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (b)	$1,150	$1,150,908
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 1/01/43	2,155	2,389,636
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	2,250	2,558,070
Provident Group-Kean Properties, Series A, 5.00%, 7/01/32	165	179,919
Provident Group-Kean Properties, Series A, 5.00%, 7/01/37	260	278,949
Team Academy Charter School Project, 6.00%, 10/01/43	1,530	1,666,461
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A, 6.00%, 8/01/49 (b)	500	494,320
New Jersey Health Care Facilities Financing Authority, Refunding RB (a):
St. Barnabas Health Care System, Series A, 5.63%, 7/01/21	2,650	3,103,627
St. Joseph’s Healthcare System, 6.63%, 7/01/18	4,090	4,357,731
New Jersey Transportation Trust Fund Authority, RB, Transportation Program, Series AA, 5.25%, 6/15/41	1,140	1,170,974
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A:
5.00%, 6/01/29	3,735	3,742,545
5.00%, 6/01/41	3,480	3,401,665

		26,340,700
New Mexico — 0.6%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 7/01/42	2,970	3,167,624
New York — 8.1%
Build NYC Resource Corp., RB, Albert Einstein School of Medicine, Inc., 5.50%, 9/01/45 (b)	2,015	2,175,676
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 6/01/41 (b)	5,300	5,511,629
5.00%, 6/01/42	3,155	2,981,696
5.00%, 6/01/45	1,185	1,127,160
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series C, 5.00%, 6/01/51	445	469,524
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 8/01/46	3,315	2,749,693
County of Nassau New York Tobacco Settlement Corp., Refunding RB, Asset-Backed, Series A-3, 5.13%, 6/01/46	750	722,108
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,333	1,407,622
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	2,890	2,809,976
Metropolitan Transportation Authority, RB, Series C:
6.50%, 11/15/18 (a)	125	135,685
6.50%, 11/15/18 (a)	1,490	1,617,365
6.50%, 11/15/28	385	417,794
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,270	1,380,325
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (b)	4,705	4,993,087

Municipal Bonds	Par (000)	Value
New York (continued)
New York Liberty Development Corp., Refunding RB (continued):
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (b)	$455	$488,943
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (b)	1,080	1,166,400
3 World Trade Center Project, Class 3, 7.25%, 11/15/44 (b)	1,565	1,852,631
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT, 5.00%, 8/01/31	1,195	1,255,766
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (b)	1,335	1,342,236
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/36	1,340	1,508,116
State of New York Dormitory Authority, Refunding RB, Orange Regional Medical Center, 5.00%, 12/01/33 (b)	955	1,041,915
Town of Oyster Bay New York, GO, BAN, Series A, 3.50%, 6/01/18	3,035	3,055,941
Town of Oyster Bay New York, GO, Refunding, BAN, Series B, 3.50%, 2/02/18	505	509,015

		40,720,303
North Carolina — 1.5%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Series A:
Deerfield Project, 6.13%, 11/01/18 (a)	4,565	4,915,546
Retirement Facilities Whitestone Project, 7.75%, 3/01/31	1,000	1,100,990
Retirement Facilities Whitestone Project, 7.75%, 3/01/41	1,420	1,559,231

		7,575,767
Ohio — 3.2%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Series A-2:
5.75%, 6/01/34	6,745	6,434,932
6.00%, 6/01/42	3,040	2,969,715
Senior Turbo Term, 5.88%, 6/01/47	5,570	5,354,163
County of Hamilton Ohio, Refunding RB, Improvement-Life Enriching Communities, 5.00%, 1/01/46	1,400	1,450,750

		16,209,560
Oklahoma — 0.2%
County of Tulsa Oklahoma Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/37	750	805,935
Oklahoma Development Finance Authority, Refunding RB, Inverness Village Community, 6.00%, 1/01/32	305	316,392

		1,122,327
Oregon — 0.8%
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Mirabella at South Waterfront, 5.50%, 10/01/49	1,765	1,862,410
Polk County Hospital Facility Authority, RB, Dallas Retirement Village Project, Series A:
5.13%, 7/01/35	620	612,374
5.38%, 7/01/45	1,435	1,446,394

		3,921,178
Pennsylvania — 3.8%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 5/01/42	2,140	2,220,507

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	23

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/36	$2,000	$2,144,260
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran:
6.38%, 1/01/19 (a)	5,550	6,040,287
6.38%, 1/01/39	615	664,071
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Brethren Village Project, Series A, 6.25%, 7/01/26	1,160	1,170,950
County of Lehigh Pennsylvania General Purpose Authority, Refunding RB, Bible Fellowship Church Homes, 5.13%, 7/01/32	1,800	1,841,706
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 7/01/32	2,110	2,423,187
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	2,710	2,880,161

		19,385,129
Puerto Rico — 1.6%
Children’s Trust Fund, Refunding RB, Tobacco Settlement, Asset-Backed Bonds:
5.38%, 5/15/33	1,110	1,114,107
5.50%, 5/15/39	635	635,952
5.63%, 5/15/43	2,145	2,146,223
Series A, 0.00%, 5/15/50 (c)	3,450	397,751
Commonwealth of Puerto Rico, GO, Refunding, Series A (d)(e):
8.00%, 7/01/35	1,765	1,120,775
Public Improvement, 5.50%, 7/01/39	665	410,637
Commonwealth of Puerto Rico, GO, Series A, 6.00%, 7/01/38 (d)(e)	750	468,750
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 6.00%, 7/01/44	1,060	874,532
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 7/01/38	1,150	951,579

		8,120,306
Rhode Island — 2.3%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35 (d)(e)	4,190	1,036,397
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/35	1,000	1,067,090
Series A, 5.00%, 6/01/40	980	1,036,722
Series B, 4.50%, 6/01/45	5,055	4,936,561
Series B, 5.00%, 6/01/50	3,330	3,403,194

		11,479,964
Texas — 10.4%
Central Texas Regional Mobility Authority, Refunding RB:
CAB, 0.00%, 1/01/28 (c)	1,000	662,810
CAB, 0.00%, 1/01/29 (c)	2,000	1,262,440
CAB, 0.00%, 1/01/30 (c)	1,170	702,971
CAB, 0.00%, 1/01/33 (c)	3,690	1,884,778
CAB, 0.00%, 1/01/34 (c)	4,000	1,921,960
Senior Lien, 6.25%, 1/01/21 (a)	2,210	2,594,319
City of Houston Texas Airport System, Refunding ARB, AMT:
Special Facilities, Continental Airlines, Inc., Series A, 6.63%, 7/15/38	2,890	3,187,757
United Airlines, Inc. Terminal E Project, 5.00%, 7/01/29	910	968,267

Municipal Bonds	Par (000)	Value
Texas (continued)
Clifton Higher Education Finance Corp., ERB, Idea Public Schools:
5.50%, 8/15/31	$955	$1,032,517
5.75%, 8/15/41	720	774,252
County of Bexar Texas Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 7/01/20 (a)	5,040	5,812,380
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/23 (a)	475	606,490
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	2,090	2,330,810
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Senior Living Center Project, Series A, 8.25%, 11/15/44	4,200	4,455,528
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, 5.00%, 10/01/49	865	901,503
County of Travis Texas Health Facilities Development Corp., Refunding RB, 7.13%, 1/01/46	3,080	3,342,632
Fort Bend County Industrial Development Corp., RB, NRG Energy Inc. Project, Series B, 4.75%, 11/01/42	1,135	1,158,801
Mesquite Health Facility Development Corp., Refunding RB, 5.13%, 2/15/42	810	827,885
Mission Economic Development Corp., RB, Senior Lien, Natgasoline Project, Series B, AMT, 5.75%, 10/01/31 (b)	1,325	1,388,719
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project:
5.88%, 4/01/36	1,210	1,357,729
6.00%, 4/01/45	1,845	2,077,230
Newark Higher Education Finance Corp., RB, Series A (b):
5.50%, 8/15/35	290	289,974
5.75%, 8/15/45	580	582,981
North Texas Education Finance Corp., ERB, Uplift Education, Series A, 5.25%, 12/01/47	1,600	1,664,336
Red River Health Facilities Development Corp., First MRB, Project:
Eden Home, Inc., 7.25%, 12/15/42 (d)(e)	2,895	2,286,471
Wichita Falls Retirement Foundation, 5.13%, 1/01/41	900	923,994
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	3,775	4,277,943
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	3,000	3,377,850

		52,655,327
Utah — 0.6%
State of Utah Charter School Finance Authority, Refunding RB, 6.75%, 10/15/43	2,950	3,035,137
Vermont — 0.2%
Vermont EDA, Refunding, MRB, Wake Robin Corp. Project, 5.40%, 5/01/33	770	805,012
Virginia — 2.7%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/17 (a)	1,500	1,526,715
Lower Magnolia Green Community Development Authority, Special Assessment Bonds (b):
5.00%, 3/01/35	500	506,050
5.00%, 3/01/45	510	512,168

See Notes to Financial Statements.

24	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Municipal Bonds	Par (000)	Value
Virginia (continued)
Mosaic District Community Development Authority, Special Assessment Bonds, Series A:
6.63%, 3/01/26	$1,485	$1,639,351
6.88%, 3/01/36	1,300	1,432,275
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 6/01/47	2,280	2,172,954
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 7/01/45 (b)	535	550,108
Virginia College Building Authority, Refunding RB, Marymount University Project, Series A, 5.00%, 7/01/45 (b)	375	385,590
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	4,440	4,984,433

		13,709,644
Washington — 0.8%
County of King Washington Public Hospital District No. 4, GO, Refunding, Snoqualmie Valley Hospital, 7.00%, 12/01/40	1,455	1,546,636
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 9/01/42	1,495	1,529,206
Washington State Housing Finance Commission, Refunding RB (b):
5.75%, 1/01/35	315	308,306
6.00%, 1/01/45	850	828,104

		4,212,252
Wisconsin — 0.9%
Public Finance Authority, RB:
Delray Beach Radiation Therapy, 7.00%, 11/01/46 (b)(g)	570	570,775
Series A, 5.00%, 12/01/45	1,505	1,531,217
Series A, 5.15%, 12/01/50	1,170	1,195,694
Wisconsin Health & Educational Facilities Authority, Refunding RB, St. Johns Communities, Inc., Series A (a):
7.25%, 9/15/19	425	485,707
7.63%, 9/15/19	855	984,635

		4,768,028
Guam — 0.3%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	390	412,530
7.00%, 11/15/19 (a)	1,115	1,278,504

		1,691,034
Total Municipal Bonds — 87.7%		443,206,598

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Colorado — 2.4%
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth Health System, Series A, 5.00%, 1/01/40	11,468	12,245,248
Florida — 3.1%
County of Miami-Dade Florida Aviation Revenue, RB, Miami International, Series A (AGC):
5.25%, 10/01/18 (a)	3,345	3,515,930
5.25%, 10/01/33	11,655	12,250,570

		15,766,500

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Illinois — 2.7%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	$7,180	$8,153,680
State of Illinois Toll Highway Authority, RB, Senior Priority, Series A, 5.00%, 1/01/40	5,056	5,605,892

		13,759,572
New York — 13.4%
City of New York New York Housing Development Corp., RB, M/F Housing, Series D-1, Class B, 4.25%, 11/01/45	8,996	9,170,280
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2013, Series CC, 5.00%, 6/15/47	14,181	15,716,194
Series HH, 5.00%, 6/15/31 (i)	8,610	9,708,894
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (i)	4,520	5,136,017
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	18,104	20,428,692
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (i)	6,600	7,513,833

		67,673,910
Pennsylvania — 0.6%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	2,505	2,881,476
Washington — 1.8%
City of Bellingham Washington, RB, Water & Sewer, 5.00%, 8/01/40	7,966	8,867,255
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 24.0%		121,193,961
Total Long-Term Investments (Cost — $529,825,566) — 111.7%		564,400,559

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.70% (j)(k)	1,057,065	1,057,276
Total Short-Term Securities (Cost — $1,057,180) — 0.2%		1,057,276
Total Investments (Cost — $530,882,746) — 111.9%		565,457,835
Other Assets Less Liabilities — 1.5%		7,778,422
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.4)%		(67,930,564)

Net Assets Applicable to Common Shares — 100.0%		$505,305,693

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	25

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default.

(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(g)	When-issued security.

(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between February 15, 2019 to November 15, 2019, is $11,849,809. See Note 4 of the Notes to Financial Statements for details.

(j)	During the year ended April 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at April 30, 2017	Value at April 30, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	4,296,151	(3,239,086)	1,057,065	$1,057,276	$13,218	$2,413	$96
[1] Includes net capital gain distributions.

(k)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(53)	5-Year U.S. Treasury Note	June 2017	$6,275,531	$(25,315)
(65)	10-Year U.S. Treasury Note	June 2017	$8,171,719	(64,064)
(60)	Long U.S. Treasury Bond	June 2017	$9,178,125	(115,613)
(16)	Ultra U.S. Treasury Bond	June 2017	$2,607,000	(34,502)
Total				$(239,494)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$239,494	—	$239,494

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$933,579	—	$933,579
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$(406,704)	—	$(406,704)

See Notes to Financial Statements.

26	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (concluded)	BlackRock MuniAssets Fund, Inc. (MUA)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$19,171,408

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$564,400,559	—	$564,400,559
Short-Term Securities	$1,057,276	—	—	1,057,276

Total	$1,057,276	$564,400,559	—	$565,457,835

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(239,494)	—	—	$(239,494)
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities:
Loan for TOB Trust Certificates	—	$(249,146)	—	$(249,146)
TOB Trust Certificates	—	(67,507,377)	—	(67,507,377)

Total	—	$(67,756,523)	—	$(67,756,523)

During the year ended April 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	27

Schedule of Investments April 30, 2017	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.4%
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.50%, 1/01/22	$2,750	$2,759,268
4.75%, 1/01/25	2,200	2,207,414

		4,966,682
Alaska — 0.7%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	990	1,096,148
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC) (a):
6.00%, 9/01/19	765	850,581
6.00%, 9/01/19	435	483,663

		2,430,392
Arizona — 1.1%
County of Maricopa Arizona IDA, Refunding RB, Banner Health Obligation Group, Series A:
3.25%, 1/01/37	60	57,301
5.00%, 1/01/38	280	316,660
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	2,700	2,927,205
5.00%, 10/01/29	400	433,260

		3,734,426
California — 18.4%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC) (a)(b):
5.40%, 10/01/17	10,185	10,379,737
5.45%, 10/01/17	3,700	3,771,521
Anaheim Public Financing Authority California, RB, Senior, Public Improvements Project, Series A (AGM), 6.00%, 9/01/24	5,000	6,044,650
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	550	594,523
Sutter Health, Series B, 5.88%, 8/15/31	1,200	1,364,088
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/37	1,090	1,218,522
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/37	600	600,210
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	1,480	1,615,968
City of Redding California Electric System Revenue, COP, Refunding, Series A (AGM):
5.00%, 6/01/18 (a)	820	857,228
5.00%, 6/01/30	600	622,794
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/21 (a)	2,175	2,554,777
County of San Mateo California Community College District, GO, CAB, Election of 2001, Series C (NPFGC), 0.00%, 9/01/30 (c)	12,740	8,315,525
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (a)	1,300	1,314,222
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 6.25%, 8/01/43 (b)	2,500	1,846,850

Municipal Bonds	Par (000)	Value
California (continued)
Norman Y Mineta San Jose International Airport SJC, Refunding ARB, AMT:
Series A, 5.00%, 3/01/36	$410	$462,267
Series A, 5.00%, 3/01/37	455	511,388
Series A-1, 5.75%, 3/01/34	850	963,416
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B, 0.00%, 8/01/36 (c)	3,750	1,693,725
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 0.00%, 8/01/38 (c)	5,000	2,096,800
San Diego California Unified School District, GO, CAB, Election of 2008 (c):
Series C, 0.00%, 7/01/38	1,600	683,120
Series G, 0.00%, 7/01/34	650	290,836
Series G, 0.00%, 7/01/35	690	289,614
Series G, 0.00%, 7/01/36	1,035	407,800
Series G, 0.00%, 7/01/37	690	255,638
San Diego California Unified School District, GO, Refunding, Series R-1 (c):
0.00%, 7/01/30	5,000	3,194,300
0.00%, 7/01/31	1,280	780,544
San Diego Community College District California, GO, CAB, Election of 2006 (c):
0.00%, 8/01/31	2,145	1,132,345
0.00%, 8/01/32	2,680	1,318,855
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	700	783,090
5.00%, 8/01/38	600	670,440
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 0.00%, 8/01/36 (c)	5,500	2,443,265
West Basin Municipal Water District California, COP, Refunding, Series B (AGC), 5.00%, 8/01/18 (a)	5,035	5,299,035

		64,377,093
Colorado — 0.6%
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	2,000	2,202,300
District of Columbia — 1.6%
District of Columbia Ballpark Revenue, RB, Series B-1, 5.00%, 2/01/31	5,360	5,468,808
Florida — 16.1%
City of Tallahassee Florida Energy System Revenue, RB (NPFGC):
5.00%, 10/01/32	4,000	4,063,800
5.00%, 10/01/37	7,500	7,619,625
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/39	1,600	1,718,928
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18 (a)	850	901,791
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/17 (a)	2,625	2,644,241
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,450	1,600,901
County of Hillsborough Florida Aviation Authority, RB, Series A, AMT (AGC), 5.38%, 10/01/33	4,050	4,254,039
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	960	1,089,350
5.38%, 10/01/32	3,160	3,514,805
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 5.75%, 7/01/18 (a)	1,400	1,478,820

See Notes to Financial Statements.

28	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida, RB, Seaport:
Department, Series A, 6.00%, 10/01/38	$2,025	$2,415,379
Department, Series B, AMT, 6.25%, 10/01/38	415	492,472
Department, Series B, AMT, 6.00%, 10/01/42	660	763,633
Series B, AMT, 6.00%, 10/01/30	640	754,496
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, 5.00%, 10/01/34	190	211,641
County of Miami-Dade Florida Educational Facilities Authority, RB, University Miami, Series A, 5.00%, 4/01/40	2,995	3,268,833
County of Miami-Dade Florida Health Facilities Authority, Refunding RB, Nicklaus Children’s Hospital Project, 5.00%, 8/01/42	605	672,143
County of Miami-Dade Florida School Board Foundation, Inc., 5.00%, 5/01/18 (a)	10,000	10,409,600
County of Orange Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 8/01/41	560	598,466
5.00%, 8/01/47	1,620	1,723,583
County of Palm Beach Florida Solid Waste Authority, Refunding RB, Series B:
5.00%, 10/01/21 (a)	30	34,569
5.00%, 10/01/31	1,970	2,225,529
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	275	293,013
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 6/01/27	2,000	2,257,920
5.38%, 10/01/29	1,050	1,192,895

		56,200,472
Georgia — 3.1%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	500	581,745
Municipal Electric Authority of Georgia, Refunding RB, Series EE (AMBAC), 7.00%, 1/01/25	7,475	9,635,350
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 4/01/33	140	152,901
5.00%, 4/01/44	380	408,245

		10,778,241
Illinois — 15.8%
City of Chicago Illinois, GO, Refunding, Series A, Project, 5.25%, 1/01/33	1,185	1,166,265
City of Chicago Illinois, Refunding RB, Sales Tax Receipts, Series A, 5.00%, 1/01/41	1,205	1,226,509
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series A, 5.75%, 1/01/39	5,110	5,758,459
City of Chicago Illinois O’Hare International Airport, RB, Senior Lien, Series D, 5.25%, 1/01/42	2,900	3,351,994
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	900	983,520
Sales Tax Receipts, 5.25%, 12/01/36	595	636,971
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	45	47,904
Illinois Finance Authority, RB, Carle Foundation, Series A:
5.75%, 8/15/34	650	731,588
6.00%, 8/15/41	1,000	1,132,560
Illinois Finance Authority, Refunding RB, Silver Cross Hospital and Medical Centers:
4.13%, 8/15/37	700	687,673
5.00%, 8/15/44	350	368,921

Municipal Bonds	Par (000)	Value
Illinois (continued)
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	$10,490	$10,743,438
Kane McHenry Cook & De Kalb Counties Unit School District No. 300, GO, Refunding, 5.25%, 1/01/33	9,145	10,231,243
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC) (c):
0.00%, 12/15/26	5,000	3,435,000
0.00%, 12/15/33	9,950	4,700,778
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 6/15/44 (c)	3,450	927,740
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	675	767,873
Regional Transportation Authority, RB, Series A (AMBAC), 7.20%, 11/01/20	4,595	5,120,622
State of Illinois, GO:
5.25%, 2/01/33	830	845,040
5.50%, 7/01/33	820	853,415
5.25%, 2/01/34	830	843,139
5.50%, 7/01/38	445	461,203

		55,021,855
Indiana — 1.0%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,100	1,242,318
Private Activity Bond, Ohio River Bridges, AMT, 5.00%, 7/01/40	890	944,975
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	515	546,811
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC):
5.25%, 1/01/19 (a)	115	123,117
5.25%, 1/01/29	485	518,897

		3,376,118
Iowa — 3.1%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 8/15/19 (a)	5,725	6,308,606
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	2,085	2,238,998
5.70%, 12/01/27	940	1,003,675
5.80%, 12/01/29	640	681,722
5.85%, 12/01/30	670	714,207

		10,947,208
Louisiana — 1.3%
City of New Orleans Louisiana Aviation Board, RB, Series B, AMT, 5.00%, 1/01/40	2,795	3,022,122
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,250	1,340,875

		4,362,997
Massachusetts — 2.4%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 1/01/47	2,090	2,256,197
Massachusetts Development Finance Agency, Refunding RB, Emmanuel College Issue, Series A, 5.00%, 10/01/43	370	400,011
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	890	946,381
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.45%, 12/01/42	795	805,104
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	1,280	1,438,669

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	29

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)

Municipal Bonds	Par (000)	Value
Massachusetts (continued)
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	$2,530	$2,555,148

		8,401,510
Michigan — 2.8%
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 7/01/18 (a)	2,500	2,639,550
City of Detroit Michigan Water Supply System Revenue, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/19 (a)	400	443,872
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,700	1,933,138
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 3.25%, 11/15/42	875	743,067
Trinity Health Credit Group, 5.00%, 12/01/21 (a)	20	23,157
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series D, 5.00%, 9/01/39	1,040	1,138,114
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	145	163,150
Series I-A, 5.38%, 10/15/41	700	784,154
Series II-A (AGM), 5.25%, 10/15/36	900	1,006,704
State of Michigan HDA, RB, S/F Housing, Series C, AMT, 5.50%, 12/01/28	580	607,190
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	380	417,753

		9,899,849
Minnesota — 0.8%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18 (a)	385	417,428
6.50%, 11/15/38	2,115	2,270,072

		2,687,500
Nebraska — 1.8%
Central Plains Energy Nebraska Project, RB, Gas Project No. 3:
5.00%, 9/01/32	5,000	5,415,500
5.25%, 9/01/37	750	816,458

		6,231,958
Nevada — 1.6%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19 (a)	850	929,968
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 7/01/42	500	540,880
(AGM), 5.25%, 7/01/39	3,800	4,112,778

		5,583,626
New Jersey — 10.6%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 1/01/43	895	992,448
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/31	3,125	3,204,469
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	7,800	7,998,354
Private Activity Bond, Goethals Bridge Replacement Project, AMT, 5.13%, 1/01/34	685	736,985
School Facilities Construction (AGC), 6.00%, 12/15/18 (a)	1,975	2,136,417

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey EDA, RB (continued):
School Facilities Construction (AGC), 6.00%, 12/15/18 (a)	$25	$27,043
Series WW, 5.25%, 6/15/33	155	159,735
Series WW, 5.00%, 6/15/34	205	206,759
Series WW, 5.00%, 6/15/36	925	929,236
Series WW, 5.25%, 6/15/40	265	270,075
New Jersey EDA, Refunding RB, Series B, 5.50%, 6/15/30	5,355	5,735,258
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/26	430	469,302
5.75%, 12/01/27	2,780	3,051,217
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	970	1,014,445
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/33	1,460	1,511,684
Transportation Program, Series AA, 5.00%, 6/15/38	1,760	1,767,234
Transportation System, Series A, 5.50%, 6/15/41	3,150	3,242,232
Transportation System, Series AA, 5.50%, 6/15/39	1,150	1,202,808
Transportation System, Series B, 5.50%, 6/15/31	1,000	1,048,390
Transportation System, Series B, 5.00%, 6/15/42	520	520,161
Transportation System, Series D, 5.00%, 6/15/32	625	635,669

		36,859,921
New York — 6.6%
City of New York New York Municipal Water Finance Authority, Refunding RB, Second General Resolution, Fiscal 2012, Series BB, 5.25%, 6/15/44	1,425	1,608,868
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	1,600	1,717,584
City of New York New York Transitional Finance Authority, RB:
Fiscal 2009, Series S-4, 5.50%, 1/15/34	2,750	2,952,097
Future Tax Secured, Sub-Series E-1, 5.00%, 2/01/37	1,295	1,490,169
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	1,480	1,703,820
County of Erie New York Industrial Development Agency, RB, City School District of Buffalo, Series A (AGM), 5.75%, 5/01/17	1,500	1,500,630
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	700	795,473
Metropolitan Transportation Authority, RB, Series C:
6.50%, 11/15/18 (a)	245	265,943
6.50%, 11/15/18 (a)	2,985	3,240,158
6.50%, 11/15/28	770	835,589
New York Transportation Development Corp., RB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 1/01/50	2,915	3,158,869
State of New York Dormitory Authority, RB, Series B, 5.75%, 3/15/36	1,200	1,303,092
State of New York HFA, RB, Affordable Housing, M/F Housing, Series B, AMT, 5.30%, 11/01/37	2,500	2,515,300

		23,087,592

See Notes to Financial Statements.

30	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)

Municipal Bonds	Par (000)	Value
Ohio — 1.4%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	$530	$623,826
State of Ohio Turnpike Commission, RB, CAB, Junior Lien, Infrastructure Projects, Series A-2, 0.00%, 2/15/37 (c)	10,000	4,357,800

		4,981,626
Oregon — 0.4%
Counties of Washington & Multnomah Oregon School District No. 48J Beaverton, GO, Convertible CAB, Series D, 5.00%, 6/15/36 (b)(d)	835	918,124
County of Clackamas Oregon School District No. 12 North Clackamas, GO, Series A, 0.00%, 6/15/38 (c)	995	394,657

		1,312,781
Pennsylvania — 6.2%
Commonwealth Financing Authority, RB, Series B, 5.00%, 6/01/42	1,600	1,736,624
Pennsylvania Economic Development Financing Authority, RB:
Pennsylvania Bridge Finco LP, 5.00%, 12/31/34	7,290	8,021,041
Pennsylvania Bridge Finco LP, 5.00%, 6/30/42	1,035	1,120,367
Pennsylvania Rapid Bridge Finco LP, AMT, 5.00%, 12/31/38	1,305	1,419,984
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 9/01/50	2,330	2,570,433
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	620	679,780
Series A-1, 5.00%, 12/01/41	2,385	2,630,202
Series B, 5.00%, 12/01/40	935	1,032,427
Series C, 5.50%, 12/01/33	555	646,064
Subordinate, Special Motor License Fund, 6.00%, 12/01/20 (a)	575	670,588
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	765	840,704
Philadelphia School District, GO, Series E (a):
6.00%, 9/01/18	5	5,333
2016, 6.00%, 9/01/18	395	421,319

		21,794,866
Rhode Island — 1.1%
Rhode Island Commerce Corp., RB, Airport Corporation, Series D, 5.00%, 7/01/41	215	237,270
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 6/01/45	1,055	1,030,281
5.00%, 6/01/50	2,630	2,687,807

		3,955,358
South Carolina — 4.8%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	115	133,821
South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50	2,330	2,539,723
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	3,000	3,233,340
State of South Carolina Public Service Authority, 5.50%, 1/01/19 (a)	80	85,964
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	6,225	6,778,901
Series E, 5.50%, 12/01/53	745	809,040
State of South Carolina Public Service Authority, Refunding RB:
Santee Cooper, Series B, 5.00%, 12/01/38	2,080	2,201,867

Municipal Bonds	Par (000)	Value
South Carolina (continued)
State of South Carolina Public Service Authority, Refunding RB (continued):
Series A, 5.50%, 1/01/19 (a)	$920	$988,586

		16,771,242
Tennessee — 1.6%
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Vanderbilt University, Series B, 5.50%, 10/01/19 (a)	5,000	5,523,050
Texas — 13.1%
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
5.38%, 5/15/19 (a)	1,280	1,391,578
6.00%, 5/15/19 (a)	1,990	2,188,582
6.00%, 11/15/35	110	120,869
5.38%, 11/15/38	70	75,293
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	575	645,719
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (c)	2,130	937,370
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	750	840,225
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series D, 5.00%, 11/01/38	1,975	2,123,145
Series D, 5.00%, 11/01/42	1,500	1,608,600
Series H, 5.00%, 11/01/32	3,000	3,299,070
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	975	1,122,478
Leander ISD, GO, Refunding, CAB, Series D, 0.00%, 8/15/38 (c)	3,420	1,362,938
North Texas Tollway Authority, Refunding RB, 1st Tier System:
(NPFGC), 5.75%, 1/01/18 (a)	600	619,530
(NPFGC), 5.75%, 1/01/40	195	200,501
Series A, 6.00%, 1/01/19 (a)	2,270	2,456,435
Series A (NPFGC), 6.00%, 1/01/28	525	567,021
Series K-1 (AGC), 5.75%, 1/01/19 (a)	3,800	4,096,362
Series K-2 (AGC), 6.00%, 1/01/19 (a)	4,015	4,344,752
Series S, 5.75%, 1/01/18 (a)	805	831,203
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, CAB (c):
0.00%, 9/15/35	4,990	2,154,233
0.00%, 9/15/36	11,525	4,687,448
0.00%, 9/15/37	8,245	3,155,032
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/32	705	757,100
Natural Gas Utility Improvements, 5.00%, 12/15/31	1,190	1,282,975
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group, 5.00%, 12/31/45	1,275	1,361,993
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	3,080	3,360,557

		45,591,009
Utah — 1.9%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 7/01/42	1,240	1,401,411

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	31

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)

Municipal Bonds	Par (000)	Value
Utah (continued)
Utah Transit Authority, RB, Series A (AGM), 5.00%, 6/15/18 (a)	$5,000	$5,224,350

		6,625,761
Washington — 1.3%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (a)	2,000	2,042,080
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	1,015	1,113,069
Washington Health Care Facilities Authority, RB, Providence Health & Services, Series A:
5.00%, 10/01/39	525	558,427
5.25%, 10/01/39	625	670,800

		4,384,376
Wisconsin — 0.7%
Public Finance Authority, RB, KU Campus Development Corp., Central District Development Project, 5.00%, 3/01/46	1,000	1,105,170
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,375	1,486,966

		2,592,136
Total Municipal Bonds — 123.3%		430,150,753

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Arizona — 0.4%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/19 (a)	1,200	1,301,100
California — 1.9%
County of San Diego California Water Authority Financing Corp., COP, Refunding, Series A (AGM) (a):
5.00%, 5/01/18	466	485,768
5.00%, 5/01/18	2,344	2,442,308
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (a)	2,500	2,527,350
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19 (a)	404	441,753
University of California, RB, Residual Certificates, Series 3066X, 5.75%, 5/15/34	840	920,457

		6,817,636
Colorado — 2.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A:
5.50%, 7/01/34 (f)	900	934,376
5.00%, 2/01/41	7,000	7,158,200

		8,092,576
Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,381	1,539,467
District of Columbia — 1.7%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (f)	1,005	1,115,234
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (a)(f)	1,779	1,905,817

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
District of Columbia (continued)
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	$2,530	$2,825,150

		5,846,201
Florida — 4.4%
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	4,480	4,973,875
County of Miami-Dade Florida Water & Sewer System (AGC), 5.00%, 10/01/39	4,621	5,092,516
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/19 (a)	3,544	3,892,019
State of Florida Board of Education, GO, Refunding, Series C, 5.00%, 6/01/18 (f)	1,349	1,368,016

		15,326,426
Illinois — 3.8%
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19 (a)(f)	4,399	4,784,600
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series A, 5.00%, 1/01/40	2,730	3,027,514
Senior Priority, Series B, 5.50%, 1/01/18 (a)	1,880	1,938,214
Senior, Series B, 5.00%, 1/01/40	1,050	1,167,326
Series A, 5.00%, 1/01/38	2,138	2,359,989

		13,277,643
Kansas — 1.6%
County of Wyandotte Kansas Unified School District, GO, Series A, 5.50%, 9/01/47	4,723	5,613,957
Maryland — 0.9%
City of Baltimore Maryland Water Utility Fund, RB, Sub-Water Projects, Series A, 5.00%, 7/01/41	2,808	3,191,025
Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 3/01/46	1,461	1,636,908
Michigan — 3.3%
Michigan Finance Authority, RB, Beaumont Health Credit Group, 5.00%, 11/01/44	1,970	2,163,446
Michigan Finance Authority, Refunding RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	7,510	8,409,473
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	870	960,175

		11,533,094
Nevada — 4.3%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19 (a)(f)	3,778	4,133,075
County of Clark Nevada Water Reclamation District, GO, Series B (a):
Limited Tax, 5.75%, 7/01/19	1,829	2,012,894
5.50%, 7/01/19	4,499	4,925,809
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 6/01/46	3,460	3,901,288

		14,973,066
New Jersey — 0.8%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 5/01/51	800	914,008
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	1,840	1,882,772

		2,796,780

See Notes to Financial Statements.

32	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York — 5.5%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (a)	$290	$305,632
5.75%, 6/15/40	969	1,022,168
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	5,680	6,295,344
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2014, Series DD, 5.00%, 6/15/35	1,665	1,906,025
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.25%, 11/15/44	3,470	3,993,762
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,500	1,702,035
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 198th Series, 5.25%, 11/15/56	2,241	2,589,759
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (f)	1,300	1,383,603

		19,198,328
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	580	619,318
Pennsylvania — 0.3%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB (BAM), 5.00%, 8/15/42	900	1,002,618
South Carolina — 0.4%
South Carolina Public Service Authority, Refunding RB, Series A (a):
5.50%, 1/01/19 (f)	102	109,227
5.50%, 1/01/19	1,175	1,262,977

		1,372,204
Texas — 1.1%
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System, Series A, 5.00%, 2/15/41	3,440	3,843,443

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System:
5.50%, 5/15/19 (a)	$122	$132,256
5.50%, 5/15/35	227	245,715

		377,971
Washington — 1.0%
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	2,880	3,375,130
Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 4/01/42	1,980	2,130,599
Series C, 5.25%, 4/01/19 (a)(f)	1,430	1,542,517

		3,673,116
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 35.9%		125,408,007
Total Long-Term Investments (Cost — $518,267,448) — 159.2%		555,558,760

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.70% (g)(h)	1,790,782	1,791,140
Total Short-Term Securities (Cost — $1,790,923) — 0.5%		1,791,140
Total Investments (Cost — $520,058,371) — 159.7%		557,349,900
Other Assets Less Liabilities — 1.4%		4,986,456
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.3)%		(70,991,914)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (40.8)%		(142,307,178)

Net Assets Applicable to Common Shares — 100.0%		$349,037,264

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(c)	Zero-coupon bond.

(d)	When-issued security.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between June 1, 2017 to December 1, 2029, is $11,957,863. See Note 4 of the Notes to Financial Statements for details.

(g)	During the year ended April 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at April 30, 2017	Value at April 30, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,133,375	(342,593)	1,790,782	$1,791,140	$10,747	$760	$217
[1] Includes net capital gain distributions.

(h)	Current yield as of period end.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	33

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(46)	5-Year U.S. Treasury Note	June 2017	$5,446,688	$(25,392)
(131)	10-Year U.S. Treasury Note	June 2017	$16,469,156	(145,127)
(122)	Long U.S. Treasury Bond	June 2017	$18,662,188	(239,950)
(17)	Ultra U.S. Treasury Bond	June 2017	$2,769,937	(60,659)
Total				$(471,128)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$471,128	—	$471,128

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$1,593,918	—	$1,593,918
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$(582,478)	—	$(582,478)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$31,568,846

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$555,558,760	—	$555,558,760
Short-Term Securities	$1,791,140	—	—	1,791,140

Total	$1,791,140	$555,558,760	—	$557,349,900

Derivative Financial Instruments [2]
Liabilities:
Interest rate contracts	$(471,128)	—	—	$(471,128)
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

34	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (concluded)	BlackRock MuniEnhanced Fund, Inc. (MEN)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(70,823,352)	—	$(70,823,352)
VRDP Shares at Liquidation Value	—	(142,500,000)	—	(142,500,000)

Total	—	$(213,323,352)	—	$(213,323,352)

During the year ended April 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	35

Schedule of Investments April 30, 2017	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 4.0%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.00%, 1/01/24	$4,550	$4,565,333
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	570	633,544
Senior Lien, Series A (AGM), 5.25%, 10/01/48	1,090	1,227,830
Sub-Lien, Series D, 6.00%, 10/01/42	1,000	1,143,990
Sub-Lien, Series D, 7.00%, 10/01/51	1,545	1,869,126

		9,439,823
Arizona — 2.6%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 7/01/46 (a)	1,230	1,233,727
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	2,000	2,303,300
5.00%, 12/01/37	2,360	2,754,474

		6,291,501
California — 11.1%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,530	1,653,854
Sutter Health, Series B, 6.00%, 8/15/42	2,200	2,500,498
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	875	989,258
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	105	114,827
5.25%, 8/15/49	265	288,039
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 2/01/42	165	181,716
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (a)	1,025	1,087,833
California Statewide Communities Development Authority, RB, Series A:
John Muir Health, 5.13%, 7/01/39	1,510	1,622,284
Loma Linda University Medical Center, 5.00%, 12/01/46 (a)	460	487,126
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	555	599,433
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	255	308,690
Montebello Unified School District, GO, CAB (NPFGC), 0.00%, 8/01/22 (b)	2,405	2,167,001
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 0.00%, 7/01/29 (b)	3,475	2,325,956
State of California, GO, Various Purposes, 6.50%, 4/01/33	8,370	9,239,141
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	550	616,671
Sub-Series I-1, 6.38%, 11/01/19 (c)	820	927,592
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	1,400	1,412,852

		26,522,771
Colorado — 2.2%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 7/01/40	1,455	1,524,243

Municipal Bonds	Par (000)	Value
Colorado (continued)
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	$710	$781,817
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project, 6.00%, 1/15/34	1,425	1,576,791
University of Colorado, RB, Series A, 5.38%, 6/01/19 (c)	1,250	1,360,000

		5,242,851
Connecticut — 2.7%
Connecticut State Health & Educational Facility Authority, RB, Yale University Issue:
Series T-1, 4.70%, 7/01/29	3,185	3,205,543
Series X-3, 4.85%, 7/01/37	3,265	3,286,451

		6,491,994
Delaware — 1.8%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	790	849,779
Delaware Transportation Authority, RB, 5.00%, 6/01/55	840	908,410
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,430	2,522,486

		4,280,675
District of Columbia — 4.7%
District of Columbia, Refunding RB, Georgetown University:
5.00%, 4/01/35	315	360,574
Issue, 5.00%, 4/01/36	315	359,428
Issue, 5.00%, 4/01/42	365	411,541
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	1,520	1,683,141
Metropolitan Washington Airports Authority, Refunding ARB, Dulles Toll Road, CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/35 (b)	13,485	6,215,776
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	505	542,264
5.25%, 10/01/44	1,470	1,584,337

		11,157,061
Florida — 4.8%
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/19 (c)	2,375	2,624,304
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18 (c)	750	795,698
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	960	1,044,422
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	2,620	2,887,004
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (c)	2,095	2,607,290
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 5/01/43	1,445	1,541,757

		11,500,475
Georgia — 1.5%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	370	430,491
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	585	635,632
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	2,410	2,591,160

		3,657,283

See Notes to Financial Statements.

36	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Municipal Bonds	Par (000)	Value
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	$945	$1,035,332
Idaho — 0.3%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, 5.00%, 12/01/46	540	601,063
Illinois — 15.4%
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	1,265	1,213,767
City of Chicago Illinois, GO, Refunding, Series A:
5.25%, 1/01/32	2,195	2,166,114
5.00%, 1/01/35	2,000	1,913,860
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	894	894,000
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
Series A, 5.75%, 1/01/39	2,000	2,253,800
Series C, 6.50%, 1/01/21 (c)	4,055	4,815,637
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	730	778,625
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,000	1,060,150
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	560	595,218
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	1,115	1,221,783
Presence Health Network, Series C, 4.00%, 2/15/41	1,035	908,875
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	1,870	2,077,215
Senior, Series C, 5.00%, 1/01/37	2,000	2,215,900
Series A, 5.00%, 1/01/38	415	457,998
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/47 (b)	13,220	3,020,638
Series B (AGM), 5.00%, 6/15/50	3,070	3,198,817
Series B-2, 5.00%, 6/15/50	1,740	1,740,887
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	315	357,916
6.00%, 6/01/28	800	910,072
State of Illinois, GO:
5.00%, 2/01/39	1,100	1,098,471
Series A, 5.00%, 4/01/38	2,625	2,621,509
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19 (c)	440	478,606
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/44	705	760,963

		36,760,821
Indiana — 4.4%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	560	662,530
7.00%, 1/01/44	1,355	1,618,561
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	2,275	2,569,340
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	310	329,149
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	1,030	1,093,623
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	290	311,779

Municipal Bonds	Par (000)	Value
Indiana (continued)
Indiana Finance Authority, RB, Series A (continued):
Sisters of St. Francis Health Services, 5.25%, 11/01/39	$585	$628,904
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	1,300	1,399,762
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (c)	775	838,922
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	880	980,056

		10,432,626
Iowa — 1.8%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	330	337,742
5.50%, 12/01/22	1,630	1,657,498
5.25%, 12/01/25	320	323,642
5.88%, 12/01/26 (a)	285	290,039
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	735	778,321
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	980	979,980

		4,367,222
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health, Series C, 5.75%, 11/15/38	1,520	1,663,230
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	705	748,569
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (d)	865	716,575

		1,465,144
Louisiana — 3.4%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/19 (c)	570	612,505
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	3,500	3,576,720
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	430	458,672
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	700	748,671
5.25%, 5/15/31	600	644,448
5.25%, 5/15/32	765	830,859
5.25%, 5/15/33	830	897,454
5.25%, 5/15/35	350	380,671

		8,150,000
Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	210	224,104
Maryland — 1.2%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	300	322,110
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	530	530,254
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	305	340,856

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	37

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Municipal Bonds	Par (000)	Value
Maryland (continued)
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/21 (c)	$1,520	$1,786,122

		2,979,342
Massachusetts — 2.1%
Commonwealth of Massachusetts, GO, Series E, 3.00%, 4/01/44	2,035	1,782,680
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 5/15/59	1,165	1,371,054
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (a)	1,575	1,580,780
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	255	272,748

		5,007,262
Michigan — 3.5%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	3,085	3,327,759
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 5/15/20 (c)	530	596,250
5.50%, 5/15/36	425	464,533
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	630	669,136
Henry Ford Health System, 4.00%, 11/15/46	1,040	1,020,510
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/19 (c)	2,105	2,345,538

		8,423,726
Minnesota — 1.0%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/18 (c)	2,135	2,322,645
Mississippi — 0.3%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/19 (c)	675	740,799
Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	175	192,951
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	175	189,382

		382,333
Nebraska — 1.0%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	575	625,951
County of Sarpy Nebraska Hospital Authority No. 1, Refunding RB, Nebraska Medicine, 4.00%, 5/15/51	1,755	1,758,931

		2,384,882
New Hampshire — 1.4%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	3,035	3,336,345

Municipal Bonds	Par (000)	Value
New Jersey — 6.6%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	$735	$740,887
5.25%, 11/01/44	1,095	1,098,362
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (a)	775	775,612
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
5.13%, 9/15/23	1,410	1,502,355
5.25%, 9/15/29	1,365	1,476,848
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	1,550	1,708,023
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/43	1,925	2,115,941
Series E, 5.00%, 1/01/45	1,875	2,072,081
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	580	580,267
Transportation Program, Series AA, 5.00%, 6/15/44	315	315,167
Transportation System, Series A, 5.50%, 6/15/41	1,575	1,621,116
Transportation System, Series B, 5.25%, 6/15/36	1,705	1,744,232

		15,750,891
New York — 7.3%
City of New York New York Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	310	346,323
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	1,300	1,351,909
County of Dutchess New York IDA, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 8/01/46	1,800	1,493,046
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	237	250,812
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	1,405	1,366,096
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	1,450	1,557,082
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	1,715	1,970,192
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/34	1,740	1,899,349
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	765	829,222
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	850	923,840
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)	2,275	2,414,298
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (a)	245	263,277
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	605	653,400
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	900	1,012,914
6.00%, 12/01/42	875	982,432

		17,314,192

See Notes to Financial Statements.

38	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Municipal Bonds	Par (000)	Value
North Carolina — 0.6%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/19 (c)	$970	$1,049,084
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	415	455,691

		1,504,775
Ohio — 0.6%
County of Franklin Ohio, RB:
Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	470	516,009
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	290	323,051
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	580	611,784

		1,450,844
Pennsylvania — 3.1%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	460	491,630
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	2,520	2,734,477
Pennsylvania Bridge Finco LP, 5.00%, 6/30/42	2,015	2,181,197
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	1,105	1,174,383
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	795	866,129

		7,447,816
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement, Asset-Backed Bonds:
5.50%, 5/15/39	1,345	1,347,017
5.63%, 5/15/43	1,280	1,280,730

		2,627,747
Rhode Island — 2.2%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/35	580	618,912
Series B, 4.50%, 6/01/45	1,900	1,855,483
Tobacco Settlement, Asset-Backed, Series B, 5.00%, 6/01/50	2,605	2,662,258

		5,136,653
South Carolina — 3.6%
State of South Carolina Ports Authority, RB:
5.25%, 7/01/40	2,285	2,492,387
AMT, 5.25%, 7/01/55	925	1,007,917
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	2,385	2,597,217
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	2,260	2,442,359

		8,539,880
Tennessee — 0.9%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	980	1,026,383
County of Hardeman Tennessee Correctional Facilities Corp., RB, 7.75%, 8/01/17	525	525,567

Municipal Bonds	Par (000)	Value
Tennessee (continued)
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/40	$495	$550,762

		2,102,712
Texas — 5.7%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/21 (c)	1,480	1,737,372
Sub-Lien, 5.00%, 1/01/33	250	268,870
City of Austin Texas Airport System, ARB, Revenue, AMT, 5.00%, 11/15/39	440	482,214
City of Austin Texas Electric Utility Revenue, Refunding RB, Series A, 5.00%, 11/15/37	1,500	1,653,045
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB, 5.00%, 10/01/20 (c)	485	545,174
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	1,070	1,122,537
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/23 (c)	325	414,966
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18 (c)	1,910	2,099,014
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/19 (c)	450	502,519
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (b)	1,400	530,138
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	2,000	2,266,460
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,700	1,914,115

		13,536,424
Utah — 0.3%
City of Salt Lake Corp. Airport Revenue, RB, Series A, AMT, 5.00%, 7/01/47	665	747,320
Virginia — 1.8%
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
5.00%, 7/01/42	625	627,219
Residential Care Facility, 5.00%, 7/01/47	970	971,688
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	550	593,956
6.00%, 1/01/37	1,830	2,054,394

		4,247,257
Washington — 2.5%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (c)	1,855	1,894,029
Grant County Public Utility District No. 2, Refunding RB, Series A, 5.00%, 1/01/43	1,555	1,739,252
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	540	592,175
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	1,625	1,763,710

		5,989,166

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	39

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Municipal Bonds	Par (000)	Value
Wisconsin — 3.6%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/19 (c)	$4,980	$5,468,289
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,710	1,849,245
Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46	1,305	1,316,315

		8,633,849
Wyoming — 0.1%
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 1/01/19 (c)	210	223,952
Total Municipal Bonds — 113.2%		270,114,788

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Alabama — 0.5%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	1,220	1,259,430
California — 8.9%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (c)	2,271	2,470,095
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18 (c)(f)	1,845	1,961,493
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19 (c)	6,600	7,241,916
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	4,121	4,546,890
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (c)	1,620	1,637,723
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No.2, Series A, 5.00%, 10/01/47	2,250	2,552,996
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19 (c)	748	818,061

		21,229,174
Colorado — 3.7%
Colorado Health Facilities Authority, RB, Catholic Health (AGM) (c):
Series C-3, 5.10%, 4/29/18	2,580	2,688,463
Series C-7, 5.00%, 5/01/18	1,650	1,718,095
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (f)	1,490	1,546,911
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	2,700	2,749,113

		8,702,582
Florida — 1.8%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	3,939	4,358,322
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/18 (c)	2,259	2,382,256
Massachusetts — 2.1%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,502	5,069,121

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/19 (c)(f)	$1,410	$1,532,775
New York — 9.1%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	1,110	1,208,912
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (f)	1,110	1,261,279
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	3,240	3,676,397
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,440	8,394,889
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (f)	4,460	5,077,529
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,860	2,127,226

		21,746,232
North Carolina — 1.4%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series B, 5.00%, 10/01/55	1,830	2,060,013
Wake Forest University, 5.00%, 1/01/19 (c)	1,080	1,151,755

		3,211,768
Ohio — 4.3%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	9,644	10,292,302
Pennsylvania — 0.8%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,695	1,949,741
Texas — 6.2%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	1,720	1,923,751
County of Harris Texas, RB, Toll Road, Senior Lien, Series A (f):
5.00%, 8/15/19 (c)	2,620	2,812,937
5.00%, 8/15/38	2,004	2,151,654
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	2,350	2,628,240
University of Texas, Refunding RB, Financing System, Series B:
5.00%, 8/15/43	2,041	2,306,620
Permanent University Fund, 4.00%, 7/01/41	2,720	2,858,557

		14,681,759
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	2,519	2,679,925
Virginia — 2.6%
University of Virginia, Refunding RB, GO, 5.00%, 6/01/18 (c)	3,749	3,916,730
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,095	2,256,771

		6,173,501

See Notes to Financial Statements.

40	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/19 (c)(f)	$3,959	$4,271,585
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 45.9%		109,540,473
Total Long-Term Investments (Cost — $352,888,158) — 159.1%		379,655,261

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.70% (g)(h)	575,572	$575,687
Total Short-Term Securities (Cost — $575,630) — 0.2%		575,687
Total Investments (Cost — $353,463,788) — 159.3%		380,230,948
Other Assets Less Liabilities — 1.9%		4,529,380
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (26.1)%		(62,376,365)
VMTP Shares at Liquidation Value — (35.1)%		(83,700,000)

Net Assets Applicable to Common Shares — 100.0%		$238,683,963

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between June 1, 2017 to February 15, 2031, is $11,675,108. See Note 4 of the Notes to Financial Statements for details.

(g)	During the year ended April 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at April 30, 2017	Value at April 30, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,575,949	(1,000,377)	575,572	$575,687	$6,468	$1,168	$57
[1] Includes net capital gain distributions.

(h)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(45)	5-Year U.S. Treasury Note	June 2017	$5,328,281	$(23,217)
(66)	10-Year U.S. Treasury Note	June 2017	$8,297,438	(63,153)
(59)	Long U.S. Treasury Bond	June 2017	$9,025,156	(114,338)
(23)	Ultra U.S. Treasury Bond	June 2017	$3,747,563	(37,658)
Total				$(238,366)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$238,366	—	$238,366

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	41

Schedule of Investments (concluded)	BlackRock MuniHoldings Fund, Inc. (MHD)

For the year ended April 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$1,059,338	—	$1,059,338
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(365,594)	—	$(365,594)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$18,502,110

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$379,655,261	—	$379,655,261
Short-Term Securities	$575,687	—	—	575,687

Total	$575,687	$379,655,261	—	$380,230,948

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(238,366)	—	—	$(238,366)
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(62,233,298)	—	$(62,233,298)
VMTP Shares at Liquidation Value	—	(83,700,000)	—	(83,700,000)

Total	—	$(145,933,298)	—	$(145,933,298)

During the year ended April 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

42	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments April 30, 2017	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.2%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.00%, 1/01/24	$3,450	$3,461,627
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	1,875	2,144,981

		5,606,608
Arizona — 1.0%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 7/01/46 (a)	890	892,697
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	810	945,391

		1,838,088
California — 13.8%
Benicia Unified School District, GO, CAB, Series A (NPFGC), 0.00%, 8/01/20 (b)	2,000	1,901,240
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,110	1,199,855
Sutter Health, Series B, 6.00%, 8/15/42	1,585	1,801,495
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	445	503,108
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	80	87,487
5.25%, 8/15/49	195	211,953
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 2/01/42	120	132,157
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (a)	730	774,749
California Statewide Communities Development Authority, RB, Series A:
John Muir Health, 5.13%, 7/01/39	1,090	1,171,052
Loma Linda University Medical Center, 5.00%, 12/01/46 (a)	335	354,755
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	400	432,024
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	185	223,952
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 0.00%, 7/01/29 (b)	2,525	1,690,084
San Marino Unified School District, GO, Series A (NPFGC), 0.00%, 7/01/19 (b)	2,070	2,013,779
State of California, GO, Various Purposes:
6.00%, 3/01/33	1,265	1,426,541
6.50%, 4/01/33	7,325	8,085,628
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	405	454,094
Sub-Series I-1, 6.38%, 11/01/19 (c)	600	678,726
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	1,045	1,054,593

		24,197,272
Colorado — 1.5%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 7/01/40	1,055	1,105,207
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	510	561,587

Municipal Bonds	Par (000)	Value
Colorado (continued)
University of Colorado, RB, Series A, 5.38%, 6/01/19 (c)	$920	$1,000,960

		2,667,754
Connecticut — 2.7%
Connecticut State Health & Educational Facility Authority, RB, Yale University Issue:
Series T-1, 4.70%, 7/01/29	2,300	2,314,835
Series X-3, 4.85%, 7/01/37	2,370	2,385,571

		4,700,406
Delaware — 1.9%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	570	613,132
Delaware Transportation Authority, RB, 5.00%, 6/01/55	605	654,271
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,050	2,128,023

		3,395,426
District of Columbia — 4.0%
District of Columbia, Refunding RB, Georgetown University:
5.00%, 4/01/35	230	263,276
Issue, 5.00%, 4/01/36	230	262,439
Issue, 5.00%, 4/01/42	265	298,790
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road:
1st Senior Lien, Series A, 5.00%, 10/01/39	255	273,817
1st Senior Lien, Series A, 5.25%, 10/01/44	1,000	1,077,780
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/34 (b)	10,170	4,930,518

		7,106,620
Florida — 3.6%
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/19 (c)	1,725	1,906,073
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18 (c)	545	578,207
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	700	761,558
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (c)	1,525	1,897,908
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 5/01/43	1,160	1,237,674

		6,381,420
Georgia — 0.9%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	270	314,142
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	420	456,351
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	740	795,626

		1,566,119
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	680	745,001
Idaho — 1.4%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	2,000	2,003,520
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, 5.00%, 12/01/46	390	434,101

		2,437,621

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	43

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Municipal Bonds	Par (000)	Value
Illinois — 16.4%
City of Chicago IL, GO, Refunding, Project, Series A, 5.25%, 1/01/32	$2,290	$2,259,864
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	915	877,943
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	596	596,000
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
Series A, 5.75%, 1/01/39	2,500	2,817,250
Series C, 6.50%, 1/01/21 (c)	2,935	3,485,547
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	530	565,303
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,845	1,955,977
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	410	435,785
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	800	876,616
Presence Health Network, Series C, 4.00%, 2/15/41	745	654,214
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	1,355	1,505,148
Senior, Series C, 5.00%, 1/01/37	1,450	1,606,527
Series A, 5.00%, 1/01/38	915	1,009,803
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/47 (b)	9,555	2,183,222
Series B (AGM), 5.00%, 6/15/50	2,230	2,323,571
Series B-2, 5.00%, 6/15/50	1,260	1,260,643
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	230	261,335
6.00%, 6/01/28	500	568,795
State of Illinois, GO:
5.00%, 2/01/39	810	808,874
Series A, 5.00%, 4/01/38	1,920	1,917,446
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19 (c)	315	342,638
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/44	520	561,278

		28,873,779
Indiana — 4.8%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	415	490,982
7.00%, 1/01/44	1,000	1,194,510
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,660	1,874,771
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	225	238,898
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	740	785,710
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	210	225,771
Sisters of St. Francis Health Services, 5.25%, 11/01/39	420	451,521
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	1,660	1,787,389
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (c)	565	611,601
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	640	712,768

		8,373,921

Municipal Bonds	Par (000)	Value
Iowa — 1.2%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	$240	$245,630
5.25%, 12/01/25	940	950,697
5.88%, 12/01/26 (a)	210	213,713
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	650	688,311

		2,098,351
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health, Series C, 5.75%, 11/15/38	1,105	1,209,124
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	520	552,136
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (d)	635	526,040

		1,078,176
Louisiana — 3.3%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/19 (c)	420	451,319
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	2,500	2,554,800
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	310	330,671
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	510	545,460
5.25%, 5/15/31	435	467,225
5.25%, 5/15/32	555	602,780
5.25%, 5/15/33	600	648,762
5.25%, 5/15/35	255	277,346

		5,878,363
Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	150	160,074
Maryland — 1.2%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	220	236,214
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	390	390,187
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	220	245,863
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/21 (c)	1,095	1,286,713

		2,158,977
Massachusetts — 2.7%
Commonwealth of Massachusetts, GO, Series E, 3.00%, 4/01/44	1,505	1,318,395
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 5/15/59	845	994,455
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (a)	1,155	1,159,239
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	360	385,056

See Notes to Financial Statements.

44	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Municipal Bonds	Par (000)	Value
Massachusetts (continued)
Massachusetts HFA, Refunding RB, Series F, AMT, 5.70%, 6/01/40	$940	$964,807

		4,821,952
Michigan — 3.5%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	2,235	2,410,872
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 5/15/20 (c)	380	427,500
5.50%, 5/15/36	310	338,836
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	455	483,265
Henry Ford Health System, 4.00%, 11/15/46	750	735,945
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/19 (c)	1,520	1,693,690

		6,090,108
Minnesota — 1.0%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/18 (c)	1,540	1,675,351
Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	125	137,823
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	130	140,683

		278,506
Nebraska — 1.0%
County of Sarpy Nebraska Hospital Authority No. 1, Refunding RB, Nebraska Medicine, 4.00%, 5/15/51	1,835	1,839,110
New Hampshire — 1.0%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	1,530	1,681,914
New Jersey — 5.6%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	530	534,245
5.25%, 11/01/44	790	792,425
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (a)	560	560,443
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
5.13%, 9/15/23	1,040	1,108,120
5.25%, 9/15/29	990	1,071,121
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	1,125	1,239,694
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 1/01/45	1,355	1,497,424
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	420	420,193
Transportation Program, Series AA, 5.00%, 6/15/44	225	225,119
Transportation System, Series A, 5.50%, 6/15/41	1,025	1,055,012
Transportation System, Series B, 5.25%, 6/15/36	1,235	1,263,417

		9,767,213

Municipal Bonds	Par (000)	Value
New York — 7.5%
City of New York New York Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	$740	$826,706
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	1,000	1,039,930
County of Dutchess New York IDA, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 8/01/46	1,355	1,123,932
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	267	281,524
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	1,020	991,756
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	1,050	1,127,543
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	1,255	1,441,744
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/34	1,270	1,386,307
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	555	601,592
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	615	668,425
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)	1,495	1,586,539
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (a)	175	188,055
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	440	475,200
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	650	731,549
6.00%, 12/01/42	630	707,351

		13,178,153
North Carolina — 0.2%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	305	334,905
Ohio — 0.6%
County of Franklin Ohio, RB:
Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	350	384,261
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	210	233,934
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	420	443,016

		1,061,211
Pennsylvania — 2.5%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	335	358,035
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	1,830	1,985,751
Pennsylvania Bridge Finco LP, 5.00%, 6/30/42	440	476,291
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	800	850,232
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	585	637,340

		4,307,649

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	45

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Municipal Bonds	Par (000)	Value
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement, Asset-Backed Bonds:
5.50%, 5/15/39	$975	$976,463
5.63%, 5/15/43	925	925,527

		1,901,990
Rhode Island — 2.1%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/35	420	448,178
Series B, 4.50%, 6/01/45	1,375	1,342,784
Tobacco Settlement, Asset-Backed, Series B, 5.00%, 6/01/50	1,895	1,936,652

		3,727,614
South Carolina — 3.7%
State of South Carolina Ports Authority, RB:
5.25%, 7/01/40	1,650	1,799,754
AMT, 5.25%, 7/01/55	670	730,059
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	2,040	2,221,519
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	1,635	1,766,928

		6,518,260
Tennessee — 0.9%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	720	754,077
County of Hardeman Tennessee Correctional Facilities Corp., RB, Series B, 7.38%, 8/01/17	435	435,470
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Health & Educational Facilities Board, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/40	360	400,554

		1,590,101
Texas — 5.3%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/21 (c)	1,070	1,256,073
Sub-Lien, 5.00%, 1/01/33	180	193,586
City of Austin Texas Airport System, ARB, Revenue, AMT, 5.00%, 11/15/39	320	350,701
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	535	561,268
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/23 (c)	240	306,437
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18 (c)	1,380	1,516,565
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A (b):
0.00%, 9/15/40	2,525	900,794
0.00%, 9/15/41	1,395	472,375
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/19 (c)	320	357,347
New Hope Cultural Education Facilities Corp., RB, Collegiate Housing Tarleton State University Project, 5.00%, 4/01/35	145	153,448
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (b)	1,015	384,350
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	1,165	1,320,213
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,300	1,463,735

		9,236,892

Municipal Bonds	Par (000)	Value
Utah — 0.3%
City of Salt Lake Corp. Airport Revenue, RB, Series A, AMT, 5.00%, 7/01/47	$485	$545,038
Virginia — 1.1%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	400	431,968
6.00%, 1/01/37	1,345	1,509,924

		1,941,892
Washington — 2.5%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (c)	1,355	1,383,509
Grant County Public Utility District No. 2, Refunding RB, Series A, 5.00%, 1/01/43	1,125	1,258,301
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	390	427,682
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	1,195	1,297,005

		4,366,497
Wisconsin — 3.6%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/19 (c)	3,620	3,974,941
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,235	1,335,566
Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46	945	953,194

		6,263,701
Total Municipal Bonds— 109.1%		191,601,157

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Alabama — 0.5%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	880	908,442
California — 8.7%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (c)	1,640	1,784,562
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18 (c)(f)	1,335	1,419,292
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19 (c)	4,770	5,233,930
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	2,967	3,273,761
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (c)	1,170	1,182,800
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No.2, Series A, 5.00%, 10/01/47	1,635	1,855,177
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19 (c)	553	605,365

		15,354,887
Colorado — 3.6%
Colorado Health Facilities Authority, RB, Catholic Health (AGM) (c):
Series C-3, 5.10%, 4/29/18	1,870	1,948,615
Series C-7, 5.00%, 5/01/18	1,200	1,249,524

See Notes to Financial Statements.

46	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Colorado (continued)
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (f)	$1,080	$1,121,251
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	1,950	1,985,470

		6,304,860
Florida — 1.8%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	2,840	3,141,531
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/18 (c)	1,649	1,739,257
Massachusetts — 2.1%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	3,211	3,615,973
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/19 (c)(f)	1,020	1,108,816
New York — 11.0%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	810	882,179
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	3,299	3,512,115
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (f)	810	920,392
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	2,340	2,655,175
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	5,400	6,093,065
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (f)	3,250	3,699,993
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,350	1,543,955

		19,306,874
North Carolina — 1.3%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series B, 5.00%, 10/01/55	1,320	1,485,911
Wake Forest University, 5.00%, 1/01/19 (c)	800	853,152

		2,339,063
Ohio — 4.2%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	6,974	7,443,111
Pennsylvania — 0.8%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,229	1,414,014

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Texas — 6.3%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	$1,260	$1,409,260
County of Harris Texas, RB, Toll Road, Senior Lien, Series A (f):
5.00%, 8/15/19 (c)	1,905	2,045,773
5.00%, 8/15/38	1,457	1,564,839
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,710	1,912,464
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	1,801	2,035,253
University of Texas, Permanent University Fund, Refunding RB, Series B, 4.00%, 7/01/41	1,980	2,080,861

		11,048,450
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,395	1,483,530
Virginia — 2.6%
University of Virginia, Refunding RB, GO, 5.00%, 6/01/18 (c)	2,729	2,851,379
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,553	1,672,930

		4,524,309
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/19 (c)(f)	2,859	3,085,033
Total Municipal Bonds Transferred to Tender Option Bond Trusts – 47.1%		82,818,150
Total Long-Term Investments (Cost — $255,432,256) — 156.2%		274,419,307

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.70% (g)(h)	712,360	712,503
Total Short-Term Securities (Cost — $712,432) — 0.4%		712,503
Total Investments (Cost — $256,144,688) — 156.6%		275,131,810
Other Assets Less Liabilities — 1.8%		3,121,475
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.1)%		(47,616,240)
VMTP Shares at Liquidation Value — (31.3)%		(55,000,000)

Net Assets Applicable to Common Shares — 100.0%		$175,637,045

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	47

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)

(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements which expire between June 1, 2017 to February 15, 2031, is $8,452,555. See Note 4 of the Notes to Financial Statements for details.

(g)	During the year ended April 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at April 30, 2017	Value at April 30, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	866,768	(154,408)	712,360	$712,503	$5,741	$1,706	$71

[1]	Includes net capital gain distributions.

(h)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(26)	5-Year U.S. Treasury Note	June 2017	$3,078,563	$(12,370)
(37)	10-Year U.S. Treasury Note	June 2017	$4,651,594	(33,197)
(32)	Long U.S. Treasury Bond	June 2017	$4,895,000	(58,855)
(13)	Ultra U.S. Treasury Bond	June 2017	$2,118,187	(22,393)
Total				$(126,815)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$126,815	—	$126,815

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$805,046	—	$805,046
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$(185,103)	—	$(185,103)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$11,150,551

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

48	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (concluded)	BlackRock MuniHoldings Fund II, Inc. (MUH)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$274,419,307	—	$274,419,307
Short-Term Securities	$712,503	—	—	712,503

Total	$712,503	$274,419,307	—	$275,131,810

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(126,815)	—	—	$(126,815)
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(47,506,965)	—	$(47,506,965)
VMTP Shares at Liquidation Value	—	(55,000,000)	—	(55,000,000)

Total	—	$(102,506,965)	—	$(102,506,965)

During the year ended April 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	49

Schedule of Investments April 30, 2017	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.8%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/19 (a)	$2,330	$2,565,074
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	565	627,986

		3,193,060
California — 23.5%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/18 (a)	2,895	3,077,790
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,730	1,966,301
Central Unified School District, GO, Election of 2008, Series A (AGC), 5.63%, 8/01/19 (a)	1,325	1,461,157
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
5.00%, 5/01/44	1,090	1,190,127
2nd, 5.50%, 5/01/28	1,085	1,260,737
2nd, 5.25%, 5/01/33	850	948,490
City of Los Angeles California Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,575	1,654,223
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.50%, 3/01/30	2,400	2,690,664
5.75%, 3/01/34	2,180	2,470,877
City of Sunnyvale California, Refunding RB, 5.25%, 4/01/40	1,605	1,765,211
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/18 (a)	2,100	2,214,912
County of Ventura California Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/18 (a)	1,850	1,959,057
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	1,420	1,681,905
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/20 (a)	1,000	1,130,840
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 8/01/33	1,825	1,911,998
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/21 (a)	1,335	1,565,087
Riverside County Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	2,500	2,883,125
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	1,500	1,801,650
5.50%, 11/01/31	2,465	2,952,454
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	725	850,512
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	540	633,976
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	4,070	4,696,943

		42,768,036
Colorado — 2.2%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	1,000	1,147,440
5.50%, 11/15/30	340	386,771
5.50%, 11/15/31	405	459,367
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/19 (a)	1,900	2,088,784

		4,082,362

Municipal Bonds	Par (000)	Value
District of Columbia — 1.2%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 5.50%, 10/01/18 (a)	$2,000	$2,128,920
Florida — 15.9%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	400	461,060
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/45	2,845	3,114,848
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,735	1,976,668
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,500	1,668,420
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	160	160,898
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 5.38%, 10/01/33	1,015	1,150,452
Series A, 6.00%, 10/01/38	1,000	1,192,780
Series B, AMT, 6.25%, 10/01/38	460	545,873
Series B, AMT, 6.00%, 10/01/42	615	711,567
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	2,900	3,191,363
County of Miami-Dade Florida Educational Facilities Authority, RB, University Miami, Series A, 5.00%, 4/01/40	3,465	3,781,805
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/19 (a)	4,645	5,101,557
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	1,040	1,207,024
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/21 (a)	3,995	4,646,105

		28,910,420
Hawaii — 1.9%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	425	482,333
5.25%, 8/01/26	460	517,730
State of Hawaii, Department of Transportation, RB, Series A, AMT, 5.00%, 7/01/45	2,310	2,537,165

		3,537,228
Illinois — 14.7%
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, 5.00%, 1/01/41	1,000	1,079,290
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
Series A, 5.75%, 1/01/39	1,145	1,290,301
Series C, 6.50%, 1/01/21 (a)	5,225	6,205,105
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 12/01/18 (a)	2,000	2,157,880
Sales Tax Receipts, 5.25%, 12/01/36	1,000	1,070,540
Sales Tax Receipts, 5.25%, 12/01/40	1,790	1,909,232
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 1/01/42	2,050	2,156,149
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,250	1,328,613
5.25%, 12/01/43	1,505	1,570,452
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C:
4.00%, 2/15/41	665	583,963
5.00%, 2/15/41	555	581,684

See Notes to Financial Statements.

50	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

Municipal Bonds	Par (000)	Value
Illinois (continued)
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	$1,405	$1,596,417
6.00%, 6/01/28	400	455,036
State of Illinois, GO:
5.25%, 2/01/31	875	897,934
5.25%, 2/01/32	1,355	1,385,027
5.50%, 7/01/33	2,000	2,081,500
5.50%, 7/01/38	425	440,474

		26,789,597
Indiana — 3.8%
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 7/01/40	565	599,900
Indianapolis Local Public Improvement Bond Bank, RB, Series F, 5.25%, 2/01/36	3,055	3,388,331
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC):
5.50%, 1/01/19 (a)	545	585,723
5.50%, 1/01/38	2,235	2,378,062

		6,952,016
Louisiana — 1.7%
Lake Charles Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 1/01/29	1,500	1,734,090
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	1,215	1,280,306

		3,014,396
Maryland — 0.9%
County of Howard Maryland Housing Commission, RB, M/F Housing, Woodfield Oxford Square Apartments, 5.00%, 12/01/42	1,430	1,587,658
Massachusetts — 1.2%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A:
5.00%, 1/01/47	245	264,483
5.25%, 1/01/42	545	607,980
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	1,160	1,233,486

		2,105,949
Michigan — 1.2%
Royal Oak Michigan Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	1,910	2,094,124
Minnesota — 0.8%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18 (a)	205	222,267
6.50%, 11/15/38	1,120	1,202,119

		1,424,386
Mississippi — 2.5%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	2,595	3,311,583
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	1,000	1,147,750

		4,459,333
Nevada — 3.8%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	1,410	1,526,057

Municipal Bonds	Par (000)	Value
Nevada (continued)
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/18 (a)	$3,500	$3,655,330
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 7/01/19 (a)	1,500	1,634,415

		6,815,802
New Jersey — 7.1%
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT, Private Activity Bond:
5.38%, 1/01/43	3,000	3,326,640
(AGM), 5.00%, 1/01/31	790	861,187
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	2,100	2,261,196
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AGC), 5.63%, 12/15/28	3,170	3,400,332
Series AA, 5.50%, 6/15/39	1,890	1,976,789
Series B, 5.25%, 6/15/36	1,000	1,023,010

		12,849,154
New York — 6.6%
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution, Series EE:
Fiscal 2009, 5.25%, 6/15/40	3,410	3,696,747
Water & Sewer System, 5.38%, 6/15/43	1,305	1,470,565
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	2,510	2,852,339
New York Transportation Development Corp., RB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 1/01/50	1,100	1,192,026
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36	2,000	2,235,780
TSASC, Inc., Refunding RB, Series A, 5.00%, 6/01/41	535	579,785

		12,027,242
Ohio — 1.3%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	2,000	2,293,860
Oklahoma — 0.6%
Oklahoma Development Finance Authority, RB, Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 8/01/57	955	1,030,703
Pennsylvania — 0.6%
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	1,000	1,107,370
South Carolina — 5.8%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	2,180	2,517,834
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 7/01/38	1,000	1,113,090
6.00%, 7/01/38	1,695	1,937,504
5.50%, 7/01/41	1,000	1,112,500
South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50	1,095	1,193,561
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	2,500	2,701,725

		10,576,214
Tennessee — 1.5%
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 7/01/40	2,500	2,740,275

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	51

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

Municipal Bonds	Par (000)	Value
Texas — 22.5%
Austin Community College District Public Facility Corp., RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/18 (a)	$2,500	$2,635,675
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	1,360	1,549,366
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 5/15/19 (a)	3,790	4,168,204
6.00%, 11/15/35	210	230,750
Dallas Area Rapid Transit, Refunding RB, Senior Lien (a):
5.25%, 12/01/18	1,490	1,590,262
5.25%, 12/01/18	1,110	1,184,692
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	2,965	3,157,014
Series H, 5.00%, 11/01/37	2,200	2,366,936
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	1,240	1,443,025
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	3,150	3,623,193
North Texas Tollway Authority, Refunding RB, 1st Tier System:
(NPFGC), 5.75%, 1/01/18 (a)	1,835	1,894,729
(NPFGC), 5.75%, 1/01/40	590	606,644
Series A, 5.63%, 1/01/18 (a)	2,940	3,033,227
Series A, 5.63%, 1/01/33	3,645	3,744,764
Series S, 5.75%, 1/01/18 (a)	5,360	5,534,468
Series S, 5.75%, 1/01/18 (a)	2,460	2,540,073
Series SE, 5.75%, 1/01/40	915	941,755
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	620	699,664

		40,944,441
Utah — 2.4%
City of Salt Lake Corp. Airport Revenue, RB, Series A, AMT, 5.00%, 7/01/47	3,865	4,343,448
Virginia — 1.1%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	570	631,691
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	1,300	1,413,789

		2,045,480
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	1,375	1,536,095
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	1,075	1,208,429

		2,744,524
Wyoming — 0.2%
Wyoming Municipal Power Agency, Inc., Refunding RB, Series A (BAM), 5.00%, 1/01/42	330	368,590
Total Municipal Bonds — 128.3%		232,934,588

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
California — 2.8%
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No.2, Series A, 5.00%, 10/01/47	4,500	5,105,992

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
Colorado — 3.2%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-3 (AGM), 5.10%, 4/29/18 (a)	$5,610	$5,845,844
Connecticut — 1.1%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,771	1,974,534
District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (a)(c)	1,039	1,113,511
Florida — 4.4%
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 6.00%, 7/01/18 (a)	7,500	7,944,150
Illinois — 1.4%
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	2,508	2,606,868
Maryland — 0.9%
City of Baltimore Maryland, RB, Wastewater Project, Sub-Series A, 5.00%, 7/01/46	1,499	1,696,879
Michigan — 1.8%
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	3,020	3,333,023
Nevada — 5.2%
County of Clark Nevada Water Reclamation District, GO (a):
Limited Tax, 6.00%, 7/01/18	5,000	5,297,900
Series B, 5.50%, 7/01/19	3,749	4,104,841

		9,402,741
New Jersey — 1.3%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	2,211	2,290,170
New York — 5.3%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,400	1,489,988
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	4,530	5,111,405
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (c)	2,660	3,028,302

		9,629,695
Pennsylvania — 0.7%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB (BAM), 5.00%, 8/15/38	1,184	1,324,352
Utah — 0.6%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,005	1,068,780
Virginia — 1.5%
County of Fairfax Virginia EDA, RB, Metrorail Parking System, 5.00%, 4/01/47 (c)	2,320	2,659,370
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 30.8%		55,995,909
Total Long-Term Investments (Cost — $269,488,946) — 159.1%		288,930,497

See Notes to Financial Statements.

52	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.70% (d)(e)	5,580,695	$5,581,811
Total Short-Term Securities (Cost — $5,581,811) — 3.1%		5,581,811
Total Investments (Cost — $275,070,757) — 162.2%		294,512,308
Other Assets Less Liabilities — 1.8%		3,309,535
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.1)%		(29,208,112)
VMTP Shares at Liquidation Value — (47.9)%		(87,000,000)

Net Assets Applicable to Common Shares — 100.0%		$181,613,731

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(c)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 7, 2018 to October 1, 2024, is $3,450,256. See Note 4 of the Notes to Financial Statements for details.

(d)	During the year ended April 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at April 30, 2017	Value at April 30, 2017	Income	Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,352,893	4,227,802	5,580,695	$5,581,811	$7,478	$702	—

(e)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(29)	5-Year U.S. Treasury Note	June 2017	$3,433,781	$(14,889)
(56)	10-Year U.S. Treasury Note	June 2017	$7,040,250	(50,656)
(29)	Long U.S. Treasury Bond	June 2017	$4,436,094	(52,274)
(7)	Ultra U.S. Treasury Bond	June 2017	$1,140,563	(14,282)
Total				$(132,101)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$132,101	—	$132,101

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	53

Schedule of Investments (concluded)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

For the year ended April 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$507,087	—	$507,087
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(181,638)	—	$(181,638)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$12,430,914

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$288,930,497	—	$288,930,497
Short-Term Securities	$5,581,811	—	—	5,581,811

Total	$5,581,811	$288,930,497	—	$294,512,308

Derivative Financial Instruments[2]
Liabilities:
Credit contracts	$(132,101)	—	—	$(132,101)
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(29,149,593)	—	$(29,149,593)
VMTP Shares at Liquidation Value	—	(87,000,000)	—	(87,000,000)

Total	—	$(116,149,593)	—	$(116,149,593)

During the year ended April 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

54	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments April 30, 2017	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.9%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/19 (a)	$4,615	$5,080,607
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.50%, 1/01/21	5,500	5,518,535
5.25%, 1/01/23	6,500	6,521,905

		17,121,047
Arizona — 3.6%
Arizona Board of Regents, University of Arizona, RB, 5.00%, 8/01/28	2,000	2,243,240
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/30	2,685	2,911,211
Arizona State University, RB, Series D, 5.00%, 7/01/32	1,350	1,560,290
City of Phoenix Arizona IDA, RB, Facility, Legacy Traditional Schools Project, Series A, 5.75%, 7/01/24 (b)	750	828,653
City of Tucson Arizona, COP, Refunding (AGC), 4.00%, 7/01/20	2,325	2,510,535
County of Pinal Arizona Electric District No. 3, Refunding RB, 5.00%, 7/01/21 (a)	1,600	1,836,976
Glendale Union School District No. 205, GO, Series C:
5.00%, 7/01/24	1,945	2,270,651
5.00%, 7/01/27	500	570,180
Phoenix-Mesa Gateway Airport Authority, RB, Mesa Project, AMT:
5.00%, 7/01/27	700	776,006
5.00%, 7/01/32	1,925	2,093,745
Scottsdale IDA, Refunding RB, Scottsdale Healthcare, Series C (AGM), 5.00%, 9/01/35	2,050	2,200,306
State of Arizona, COP, Department of Administration, Series A (AGM), 4.25%, 10/01/23	1,000	1,053,540

		20,855,333
Arkansas — 0.9%
City of Benton Arkansas, RB, 5.00%, 6/01/29	1,055	1,210,697
University of Arkansas, Refunding RB:
5.00%, 3/01/31	2,315	2,676,556
5.00%, 3/01/34	1,270	1,447,216

		5,334,469
California — 5.2%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/22	2,135	2,391,264
California Health Facilities Financing Authority, Refunding RB, 5.00%, 11/15/29	1,930	2,266,592
California Infrastructure & Economic Development Bank, Refunding RB, 4.00%, 11/01/31	1,335	1,420,707
California Pollution Control Financing Authority, RB, Mandatory Put Bonds, Republic Services, Inc. Project, Series B, AMT, 5.25%, 6/01/23 (c)	605	616,822
California Pollution Control Financing Authority, Refunding RB, Pacific Gas, Series C, AMT (NPFGC), 4.75%, 12/01/23	5,000	5,015,600
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.00%, 3/01/25	2,000	2,208,820
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 6/01/26	5,000	5,889,200
Norman Y Mineta San Jose International Airport SJC, Refunding RB, AMT, Series A:
5.00%, 3/01/29	1,250	1,464,963
5.00%, 3/01/30	500	580,800

Municipal Bonds	Par (000)	Value
California (continued)
State of California, GO:
5.50%, 4/01/28	$15	$15,056
Various Purposes, 5.00%, 11/01/17 (a)	105	107,224
Various Purposes, 5.75%, 4/01/31	7,000	7,627,410
Various Purposes, 5.00%, 11/01/32	660	672,441

		30,276,899
Colorado — 1.0%
Denver Urban Renewal Authority, Refunding, Tax Allocation Bond, Stapleton, Senior-Series A-1, 5.00%, 12/01/23	2,500	2,880,675
Park Creek Metropolitan District, Refunding, Tax Allocation Bonds, 5.00%, 12/01/34	500	543,615
University of Northern Colorado, Refunding RB, Series A, 5.00%, 6/01/31	2,000	2,281,180

		5,705,470
Connecticut — 2.6%
Connecticut State Health & Educational Facility Authority, Refunding RB, Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/31	4,530	4,882,842
University of Connecticut, RB, Series A:
5.00%, 3/15/28	5,000	5,827,700
5.00%, 3/15/32	4,000	4,539,400

		15,249,942
Florida — 7.3%
County of Broward Florida School Board, COP, Refunding, Series A (AGM), 5.00%, 7/01/24	10,000	11,298,400
County of Lee Florida, Refunding ARB, Series A, AMT:
5.50%, 10/01/23	1,000	1,142,860
(AGM), 5.00%, 10/01/27	1,635	1,821,537
County of Miami-Dade Florida, RB, AMT, Series B:
6.00%, 10/01/28	3,470	4,119,827
6.00%, 10/01/29	3,480	4,112,072
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, Series A, 5.00%, 4/01/32	5,020	5,592,230
County of Miami-Dade Florida Transit System Sales Surtax Revenue, Refunding RB, 5.00%, 7/01/32	1,500	1,680,945
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series C (BHAC), 5.00%, 10/01/18 (a)	8,000	8,455,040
Lakewood Ranch Stewardship District, Special Assessment Bonds:
Del Webb Project, 3.65%, 5/01/22 (b)(d)	640	639,994
Del Webb Project, 4.30%, 5/01/27 (b)(d)	520	518,326
Lakewood National and Polo Run Projects, 4.00%, 5/01/22	1,500	1,510,155
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series A, 4.25%, 5/01/24	1,485	1,568,694
Sterling Hill Community Development District, Refunding, Special Assessment Bonds, Series B, 5.50%, 11/01/10 (e)(f)	150	104,976

		42,565,056
Georgia — 2.1%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/32	10,315	12,037,502
Hawaii — 1.0%
State of Hawaii Airports System, Refunding ARB, Series A, 5.25%, 7/01/29	5,000	5,575,850

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	55

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Municipal Bonds	Par (000)	Value
Idaho — 0.5%
Boise State University, Refunding RB, Series A:
5.00%, 4/01/32	$1,300	$1,511,068
5.00%, 4/01/33	1,000	1,156,410

		2,667,478
Illinois — 16.0%
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A:
5.00%, 1/01/32	5,000	5,499,000
AMT, 5.50%, 1/01/32	1,500	1,685,955
City of Chicago Illinois O’Hare International Airport, Refunding GARB:
Senior Lien, Series A, AMT, 5.00%, 1/01/23	13,000	14,894,230
Series B, 5.00%, 1/01/32	3,745	4,233,011
Series C, AMT, 5.25%, 1/01/28	1,350	1,527,674
Series C, AMT, 5.25%, 1/01/29	3,020	3,402,241
City of Chicago Illinois Transit Authority, RB, 5.25%, 12/01/31	3,700	4,004,954
Du Page & Will Counties Community School District No. 204, GO, School Building, Series A, 5.25%, 6/30/17 (a)	8,650	8,716,345
Madison-Macoupin Etc. Counties Community College District No. 536, GO, Refunding, Lewis & Clark Community College:
5.00%, 5/01/30	475	516,700
5.00%, 5/01/31	500	543,895
5.00%, 5/01/32	500	542,365
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	3,500	3,976,840
6.25%, 6/01/24	11,750	11,793,005
State of Illinois, GO:
5.25%, 2/01/30	5,000	5,156,800
5.00%, 5/01/30	10,000	10,173,400
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 1/01/34	9,140	10,142,384
State of Illinois Toll Highway Authority, Refunding RB, Senior Series A, 5.00%, 12/01/31	5,220	5,994,805

		92,803,604
Indiana — 5.2%
City of Whiting Indiana, RB, BP Products North America, Inc. Project, 5.25%, 1/01/21	4,800	5,360,784
County of Jasper Indiana, Refunding RB, Northern Indiana Public Service Co., Series C (NPFGC), 5.85%, 4/01/19	2,000	2,148,100
Indiana Finance Authority, RB, Wastewater, 1st Lien, Series A, 5.25%, 10/01/31	10,000	11,425,500
Indiana Finance Authority, Refunding RB, US Steel Corp. Project, 6.00%, 12/01/19	5,000	5,268,350
Indiana Municipal Power Agency, Refunding RB, Series A, 5.00%, 1/01/33	5,000	5,744,750

		29,947,484
Iowa — 1.2%
Iowa Higher Education Loan Authority, RB, Private College Facility:
5.25%, 4/01/23	695	789,284
5.25%, 4/01/24	730	827,250
5.25%, 4/01/25	520	588,427
5.25%, 4/01/26	360	406,642
Iowa Higher Education Loan Authority, Refunding RB:
Drake University Project, 4.00%, 4/01/27	620	678,776
Private College Facility, 5.00%, 9/01/20 (a)	2,315	2,597,661
Private College Facility, Upper Iowa University Project, 5.00%, 9/01/20 (g)	1,000	1,096,630

		6,984,670

Municipal Bonds	Par (000)	Value
Kansas — 1.4%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C, 5.00%, 11/15/23	$1,500	$1,630,965
Seward County Unified School District No 480 Liberal, GO, Refunding:
5.00%, 9/01/33	1,005	1,159,941
5.00%, 9/01/33	4,995	5,549,595

		8,340,501
Louisiana — 3.6%
City of Bossier City Louisiana Utilities, Refunding RB, 5.00%, 10/01/32	2,000	2,287,320
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring, Series A-2 (AGC), 6.00%, 1/01/23	850	913,605
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, BRCC Facilities Corp. Project:
5.00%, 12/01/27	3,445	3,853,577
5.00%, 12/01/28	3,715	4,155,599
New Orleans Aviation Board, RB, Series A:
5.00%, 1/01/32	1,000	1,117,980
5.00%, 1/01/33	1,000	1,113,670
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, 4.00%, 5/01/34	3,000	3,157,080
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 7/01/28	3,660	4,058,794

		20,657,625
Maine — 0.3%
Portland Housing Development Corp., Refunding RB, Senior Living, Retirement Facilities, Series A, 6.00%, 2/01/34	1,965	1,967,437
Maryland — 0.8%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.13%, 6/01/20	1,615	1,707,976
Maryland Health & Higher Educational Facilities Authority, RB, Johns Hopkins Health System, Series B, 5.00%, 7/01/33	1,140	1,259,426
Maryland Health & Higher Educational Facilities Authority, Refunding RB, 5.00%, 7/01/33	1,500	1,663,695

		4,631,097
Massachusetts — 1.7%
Massachusetts Development Finance Agency, Refunding RB:
Emerson College, 5.00%, 1/01/31	1,730	1,909,384
Suffolk University, 5.00%, 7/01/29	2,700	3,081,348
Suffolk University, 5.00%, 7/01/30	3,125	3,543,281
Massachusetts Health & Educational Facilities Authority, Refunding RB, Winchester Hospital, 5.00%, 7/01/25	1,060	1,152,559

		9,686,572
Michigan — 3.1%
Manistee Area Public Schools, GO, Refunding (Q-SBLF), 5.00%, 5/01/25	1,000	1,113,520
Michigan Finance Authority, Refunding RB, Senior Lien, Detroit Water and Sewer, Series C-3 (AGM), 5.00%, 7/01/31	4,000	4,526,600
Michigan State Building Authority, Refunding RB, Facilities Program, Series II-A, 5.00%, 10/15/24	2,500	2,817,350
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.25%, 11/15/19 (a)	4,900	5,398,624
State of Michigan, Refunding RB, Grant Anticipation, 5.00%, 3/15/25	3,750	4,469,888

		18,325,982

See Notes to Financial Statements.

56	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Municipal Bonds	Par (000)	Value
Minnesota — 1.1%
City of Minneapolis, RB, YMCA of the Greater Twin Cities Project:
4.00%, 6/01/30	$150	$157,674
4.00%, 6/01/31	50	52,169
University of Minnesota, RB, Biomedical Science Research Facilities Funding Program:
Series B, 5.00%, 8/01/36	1,000	1,116,970
Series C, 5.00%, 8/01/27	1,390	1,623,729
Series C, 5.00%, 8/01/28	740	861,397
Series C, 5.00%, 8/01/29	1,555	1,802,214
Series C, 5.00%, 8/01/30	835	963,573

		6,577,726
Montana — 0.1%
County of Yellowstone Montana School District No. 2 Billings, GO, 5.00%, 6/15/30	500	575,870
Nebraska — 1.1%
County of Douglas Nebraska Hospital Authority No. 3, Refunding RB, 5.00%, 11/01/30	800	910,560
County of Lancaster Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, 5.50%, 1/01/30	1,000	1,087,420
Nebraska Public Power District, Refunding RB:
Series A, 5.00%, 1/01/30	1,000	1,134,190
Series A, 5.00%, 1/01/32	2,000	2,258,820
Series A-1, 3.00%, 1/01/33	900	850,833

		6,241,823
Nevada — 1.7%
County of Clark Nevada Department of Aviation, Refunding RB, 5.00%, 7/01/33	5,000	5,620,400
County of Humboldt Nevada, Refunding RB, Idaho Power Co. Project, 5.15%, 12/01/24	3,800	4,086,482

		9,706,882
New Jersey — 23.3%
County of Essex New Jersey Improvement Authority, LRB, Newark Project, Series A (AGM), 5.00%, 11/01/20	2,000	2,165,280
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.13%, 9/15/23	6,040	6,435,620
Goethals Bridge Replacement Project, Private Activity Bond, 5.50%, 1/01/26	1,500	1,696,665
Goethals Bridge Replacement Project, Private Activity Bond, 5.50%, 1/01/27	1,000	1,129,830
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Series E, AMT, 4.70%, 12/01/25	3,000	3,205,950
School Facilities Construction, Series AA, 4.25%, 12/15/24	3,850	3,869,019
School Facilities Construction, Series EE, 5.00%, 9/01/23	3,465	3,610,045
New Jersey Educational Facilities Authority, RB, Higher Education Facilities Trust Fund, 5.00%, 6/15/28	10,000	10,302,100
New Jersey Educational Facilities Authority, Refunding RB, 5.00%, 7/01/30	5,000	5,658,050
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.50%, 12/01/26	1,195	1,304,223
Student Loan, Series 1A, 4.75%, 12/01/21	1,470	1,559,861
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 1/01/32	12,000	13,581,240
New Jersey State Turnpike Authority, Refunding RB, Series B, 5.00%, 1/01/29	10,000	11,326,000

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB:
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/30	$2,000	$2,112,580
Federal Highway Reimbursement Revenue Notes, Series A-2, 5.00%, 6/15/30	10,000	10,220,300
Series B, 5.25%, 6/15/26	3,500	3,692,150
Transportation Program, Series AA, 5.25%, 6/15/31	12,000	12,509,520
Transportation Program, Series AA, 5.25%, 6/15/32	2,250	2,343,488
Transportation System, Series A, 5.25%, 6/15/24	3,185	3,383,648
Transportation System, Series B, 5.50%, 6/15/31	13,970	14,646,008
Transportation System, Series C, 5.25%, 6/15/32	10,000	10,433,400
Newark Housing Authority, RB, Series A:
5.00%, 12/01/23	1,230	1,415,767
5.00%, 12/01/25	1,345	1,526,992
South Jersey Port Corp., RB, Marine Terminal, Series O-1 (AGC), 4.63%, 1/01/19 (a)	1,375	1,458,999
State of New Jersey, GO, Various Purposes, 5.00%, 6/01/28	5,000	5,610,150

		135,196,885
New Mexico — 1.2%
Albuquerque Municipal School District No. 12, GO, Series 2017, 5.00%, 8/01/30	1,250	1,485,200
County of Albuquerque Bernalillo New Mexico Water Utility Authority, Refunding RB, 4.00%, 7/01/33	2,510	2,658,918
New Mexico Hospital Equipment Loan Council, Refunding RB, 5.00%, 8/01/31	2,500	2,859,300

		7,003,418
New York — 19.4%
Build NYC Resource Corp., Refunding RB, 5.00%, 7/01/33	3,085	3,377,736
City of New York New York, GO, Refunding, Series A, 5.00%, 8/01/29	6,125	7,235,524
City of New York New York, GO:
Sub-Series B-1, 5.25%, 9/01/22	4,250	4,500,240
Sub-Series I-1, 5.50%, 4/01/21	5,000	5,435,400
Sub-Series D-1, 5.13%, 12/01/17 (a)	10	10,253
Sub-Series D-1, 5.13%, 12/01/26	1,875	1,921,275
City of New York New York Municipal Water & Sewer System, Refunding RB, Series A, 4.75%, 6/15/30	6,495	6,526,046
City of New York New York Municipal Water Finance Authority, Refunding RB, Series A, 4.75%, 6/15/17 (a)	1,505	1,512,691
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.00%, 1/15/23	3,560	3,794,782
County of Monroe New York Industrial Development Corp., Refunding RB, Series A, 5.00%, 7/01/29	5,695	6,616,280
County of Nassau New York, GO, Series A, 5.00%, 1/01/33	3,110	3,543,627
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A:
5.00%, 11/01/24	5,470	6,116,773
5.00%, 11/01/30	655	710,282
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.50%, 4/01/19 (a)	1,000	1,085,180
Metropolitan Transportation Authority, RB:
Sub-Series B-1, 5.00%, 11/15/24	2,300	2,644,103
Sub-Series B-4, 5.00%, 11/15/24	1,500	1,724,415

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	57

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Municipal Bonds	Par (000)	Value
New York (continued)
New York City Trust for Cultural Resources, Refunding RB, Carnegie Hall, Series A, 5.00%, 12/01/29	$2,750	$2,993,842
New York State Dormitory Authority, RB, North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/19 (a)	1,495	1,627,502
New York State Dormitory Authority, Refunding RB:
4.25%, 9/01/19 (a)	480	514,080
5.00%, 7/01/30	1,555	1,818,230
Orange Regional Medical Center, 5.00%, 12/01/27 (b)	900	1,020,942
Orange Regional Medical Center, 5.00%, 12/01/28 (b)	1,800	2,027,016
New York State Thruway Authority, RB, Junior Lien, Series A, 5.00%, 1/01/33	4,500	5,149,485
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, 5.00%, 12/01/20	2,475	2,712,575
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 152nd Series, AMT, 5.00%, 11/01/23	1,000	1,039,550
Port Authority of New York & New Jersey, Refunding RB, 5.00%, 11/01/28	6,185	7,341,100
State of New York Dormitory Authority, RB:
Fordham University, Series A, 5.25%, 7/01/25	900	1,015,416
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/32	9,000	10,149,930
Mental Health Services (AGM), 5.00%, 8/15/18 (a)	10	10,529
Mental Health Services (AGM), 5.00%, 8/15/18 (a)	30	31,588
Mental Health Services (AGM), 5.00%, 2/15/22	325	341,910
Mental Health Services, 2nd Series (AGM), 5.00%, 8/15/18 (a)	10	10,529
Municipal Health Facilities Lease, Sub-Series 2-4, 5.00%, 1/15/27	6,900	7,094,028
New York University Hospitals Center, Series A, 5.00%, 7/01/20 (a)	1,725	1,923,996
New York University Hospitals Center, Series A, 5.13%, 7/01/20 (a)	1,670	1,869,131
Series A, 5.00%, 3/15/30	2,995	3,602,566
State of New York Dormitory Authority, Refunding RB, North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	3,060	3,471,845

		112,520,397
North Carolina — 0.3%
North Carolina Medical Care Commission, Refunding RB, WakeMed, Series A, 5.00%, 10/01/31	1,500	1,666,590
Ohio — 1.2%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	6,000	6,881,580
Oklahoma — 0.8%
Oklahoma City Public Property Authority, Refunding RB:
5.00%, 10/01/27	1,190	1,384,030
5.00%, 10/01/28	1,265	1,460,480
5.00%, 10/01/29	1,400	1,603,406

		4,447,916
Oregon — 2.3%
County of Klamath Oregon School District, GO:
5.00%, 6/15/30	1,000	1,152,300
5.00%, 6/15/31	1,000	1,146,760
County of Umatilla Oregon School District No. 16R Pendleton, GO, Series A, 5.00%, 6/15/32	2,000	2,286,720

Municipal Bonds	Par (000)	Value
Oregon (continued)
County of Yamhill Oregon School District No. 40 McMinnville, GO, 4.00%, 6/15/33	$1,380	$1,479,208
Klamath Falls Intercommunity Hospital Authority, Refunding RB, Sky Lakes Medical Center Project:
5.00%, 9/01/30	400	461,448
5.00%, 9/01/31	300	344,076
5.00%, 9/01/32	540	616,059
Oregon Health & Science University, Refunding RB, Series B, 5.00%, 7/01/33	1,500	1,729,890
Oregon State Facilities Authority, Refunding RB, Reed College Project, Series A, 5.00%, 7/01/29	1,835	2,023,748
State of Oregon, GO, Series H, 5.00%, 5/01/36	2,000	2,260,140

		13,500,349
Pennsylvania — 4.3%
City of Philadelphia Pennsylvania, ARB, Series A, AMT, 5.00%, 6/15/20	2,895	2,909,880
County of Allegheny Pennsylvania, GO, Refunding, Series C-68, 5.00%, 11/01/25	2,515	2,844,465
County of Allegheny Pennsylvania, GO, Series C-67:
5.00%, 11/01/25	2,700	3,059,937
5.00%, 11/01/26	2,375	2,667,553
Pennsylvania Turnpike Commission, RB:
Series B, 5.00%, 12/01/32	1,500	1,706,205
Sub-Series B, 5.25%, 12/01/31	4,000	4,412,160
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series A (AGC), 6.00%, 7/01/20 (a)	6,225	7,140,386

		24,740,586
Puerto Rico — 1.6%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	9,000	9,481,860
Rhode Island — 1.8%
Narragansett Bay Commission, Refunding RB, Series B, 5.00%, 9/01/32	4,150	4,743,076
Providence Redevelopment Agency, Refunding RB, Series A, 5.00%, 4/01/29	1,000	1,098,120
Rhode Island Health & Educational Building Corp., RB, City of Newport Issue Financing Program, Series C, 5.00%, 5/15/30	2,305	2,567,678
Rhode Island Health & Educational Building Corp., Refunding RB, 5.00%, 9/01/32	2,000	2,307,960

		10,716,834
South Carolina — 2.1%
South Carolina Public Service Authority, Refunding RB, Series A:
5.00%, 12/01/30	5,500	6,111,490
5.00%, 12/01/31	5,660	6,251,130

		12,362,620
South Dakota — 0.2%
South Dakota Health & Educational Facilities Authority, Refunding RB, Regional Health, 5.00%, 9/01/25	1,000	1,093,310
Tennessee — 2.0%
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project:
Series A, 5.00%, 11/01/23	2,695	2,921,703
Series B, 5.00%, 11/01/22	1,000	1,085,400
Knox County Health Educational & Housing Facility Board Tennessee, Refunding RB, Eastowne Village Project, 4.00%, 6/01/31 (c)	3,200	3,337,824

See Notes to Financial Statements.

58	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Municipal Bonds	Par (000)	Value
Tennessee (continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/35	$4,000	$4,497,280

		11,842,207
Texas — 9.6%
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/30	6,000	7,165,620
City of Grapevine Texas, GO, 5.00%, 2/15/33	5,685	6,467,085
City of Houston Texas, Refunding ARB, Subordinate Lien, Series A, AMT:
5.00%, 7/01/25	1,500	1,657,770
5.00%, 7/01/32	1,010	1,093,517
Dallas/Fort Worth International Airport, RB, Joint Improvement, Series D, AMT, 5.00%, 11/01/38	8,290	8,911,833
Dallas/Fort Worth International Airport, Refunding RB, AMT:
Series E, 5.00%, 11/01/26	2,185	2,426,377
Series E, 5.00%, 11/01/27	4,960	5,500,789
Series F, 5.00%, 11/01/31	6,345	6,964,082
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, AMT, 5.00%, 11/01/28	1,000	1,101,700
Red River Education Financing Corp., RB, 5.00%, 3/15/33	1,340	1,502,636
San Jacinto River Authority, RB, Special Project (AGM), 5.25%, 10/01/25	2,910	3,152,548
Socorro ISD, GO, Refunding, School Building (PSF-GTD), 5.00%, 8/15/32	2,500	2,763,225
Via Metropolitan Transit Authority, Refunding RB:
5.25%, 8/01/28	1,585	1,812,226
5.25%, 8/01/29	1,720	1,957,583
5.25%, 8/01/33	3,000	3,371,490

		55,848,481
U.S. Virgin Islands — 1.0%
Virgin Islands Public Finance Authority, Refunding RB, Series A, 5.25%, 10/01/24	5,000	5,623,900
Vermont — 1.0%
University of Vermont & State Agricultural College, Refunding RB, 4.00%, 10/01/30	5,565	5,930,954
West Virginia — 1.0%
West Virginia Hospital Finance Authority, Refunding RB, Charleston Area Medical Center, Inc., Series A, 5.13%, 9/01/23	4,000	4,261,080
West Virginia University, RB, West Virginia University Project, Series B, 5.00%, 10/01/30	1,500	1,693,200

		5,954,280
Wisconsin — 1.3%
Public Finance Authority, Refunding RB, AMT:
National Gypsum Co., 5.25%, 4/01/30	2,410	2,551,612
Wisconsin Airport Facilities, Senior Obligated Group, Series B, 5.25%, 7/01/28	4,765	5,116,657

		7,668,269
Total Municipal Bonds — 138.8%		806,316,755

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Connecticut — 2.0%
Connecticut State Health & Educational Facility Authority, Refunding RB, 5.00%, 12/01/33	10,000	11,452,380

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Louisiana — 2.4%
State of Louisiana, GO, Series A, 5.00%, 8/01/24	$12,000	$13,735,440
Massachusetts — 1.9%
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare, Series L, 5.00%, 7/01/31	10,175	11,331,055
Minnesota — 2.0%
State of Minnesota, GO, State Various Purposes, Series A, 4.00%, 8/01/29	10,525	11,337,493
New York — 9.6%
City of New York New York, GO, Refunding, Series E, 5.00%, 8/01/27	3,507	3,806,491
City of New York New York, GO, Series I, 5.00%, 3/01/32	7,009	8,000,705
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/19 (a)	4,001	4,416,707
Pflugerville Independent School District, GO (PSF-GTD), 5.00%, 2/15/39	7,500	8,484,750
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	5,530	6,194,098
Port Authority of New York & New Jersey, RB, 178th Series, AMT, 5.00%, 12/01/32	4,009	4,467,434
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	5,010	5,895,267
State of New York Dormitory Authority, Refunding RB, Series E, 5.25%, 3/15/33	7,000	8,278,690
State of New York Urban Development Corp., RB, Personal Income Tax, Series A-1, 5.00%, 3/15/32	5,501	6,333,095

		55,877,237
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 17.9%		103,733,605
Total Long-Term Investments (Cost — $870,905,469) — 156.7%		910,050,360

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.70% (i)(j)	4,693,275	4,694,213
Total Short-Term Securities (Cost — $4,694,033) — 0.8%		4,694,213
Total Investments (Cost — $875,599,502) — 157.5%		914,744,573
Other Assets Less Liabilities — 2.0%		11,744,087
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.1)%		(58,443,670)
VMTP Shares at Liquidation Value — (49.4)%		(287,100,000)

Net Assets Applicable to Common Shares — 100.0%		$580,944,990

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	59

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate as of period end.

(d)	When-issued security.

(e)	Non-income producing security.

(f)	Issuer filed for bankruptcy and/or is in default.

(g)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)	During the year ended April 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at April 30, 2017	Value at April 30, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	12,303,103	(7,609,828)	4,693,275	$4,694,213	$45,983	$11,577	$180
[1] Includes net capital gain distributions.

(j)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(125)	5-Year U.S. Treasury Note	June 2017	$14,800,781	$(68,175)
(355)	10-Year U.S. Treasury Note	June 2017	$44,630,156	(365,985)
5	10-Year U.S. Ultra Long Treasury Bond	June 2017	$814,688	32,024
(125)	Long U.S. Treasury Bond	June 2017	$19,121,094	(237,346)
Total				$(639,482)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$32,024	—	$32,024

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$671,506	—	$671,506

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$1,838,300	—	$1,838,300
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$(894,119)	—	$(894,119)

See Notes to Financial Statements.

60	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (concluded)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$404,532
Average notional value of contracts — short	$61,903,715

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$910,050,360	—	$910,050,360
Short-Term Securities	$4,694,213	—	—	4,694,213

Total	$4,694,213	$910,050,360	—	$914,744,573

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$32,024	—	—	$32,024
Liabilities:
Interest rate contracts	(671,506)	—	—	(671,506)

Total	$(639,482)	—	—	$(639,482)

[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(58,336,850)	—	$(58,336,850)
VMTP Shares at Liquidation Value	—	(287,100,000)	—	(287,100,000)

Total	—	$(345,436,850)	—	$(345,436,850)

During the year ended April 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	61

Schedule of Investments April 30, 2017	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.0%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$1,490	$1,495,021
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	805	894,742
Sub-Lien, Series D, 6.00%, 10/01/42	3,575	4,089,764

		6,479,527
Alaska — 0.3%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 6/01/23	1,045	1,049,368
Arizona — 0.5%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 7/01/46 (a)	1,685	1,690,106
California — 13.4%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	2,200	2,378,090
Sutter Health, Series B, 6.00%, 8/15/42	3,170	3,602,990
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	890	1,006,216
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	145	158,571
5.25%, 8/15/49	370	402,168
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 2/01/42	225	247,795
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (a)	1,495	1,586,643
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A (a):
5.00%, 12/01/41	290	307,823
5.00%, 12/01/46	635	672,446
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	5,930	6,542,806
5.25%, 5/15/39	800	864,048
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	360	435,798
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A-1, 5.13%, 6/01/47	2,165	2,159,609
San Marcos Unified School District, GO, CAB, Election of 2010, Series B, 0.00%, 8/01/42 (b)	2,000	684,560
State of California, GO, Various Purposes:
6.00%, 3/01/33	2,525	2,847,442
6.50%, 4/01/33	14,925	16,474,812
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	775	868,946
Sub-Series I-1, 6.38%, 11/01/19 (c)	1,185	1,340,484
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	665	671,105

		43,252,352
Colorado — 0.3%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	1,060	1,120,653

Municipal Bonds	Par (000)	Value
Connecticut — 3.5%
Connecticut State Health & Educational Facility Authority, RB:
Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	$1,375	$1,471,621
Yale University, Series Z3, 5.05%, 7/01/42	6,000	6,043,020
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, Series G, 5.00%, 7/01/20 (c)	3,385	3,782,230

		11,296,871
Delaware — 2.1%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,125	1,210,129
Delaware Transportation Authority, RB, 5.00%, 6/01/55	1,165	1,259,877
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	4,065	4,219,714

		6,689,720
District of Columbia — 3.8%
District of Columbia, Refunding RB:
Georgetown University, 5.00%, 4/01/35	435	497,936
Georgetown University Issue, 5.00%, 4/01/36	435	496,353
Georgetown University Issue, 5.00%, 4/01/42	500	563,755
Kipp Charter School, Series A, 6.00%, 7/01/43	240	276,065
Metropolitan Washington Airports Authority, Refunding ARB, Dulles Toll Road, CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/35 (b)	6,515	3,003,024
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road:
1st Senior Lien, Series A, 5.25%, 10/01/44	1,500	1,616,670
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/33 (b)	6,590	3,362,152
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/34 (b)	4,830	2,341,632

		12,157,587
Florida — 2.8%
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	1,340	1,457,840
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	1,165	1,283,725
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (c)	3,015	3,752,258
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 5/01/43	2,285	2,438,003

		8,931,826
Georgia — 1.6%
City of Atlanta Georgia Water & Wastewater, Refunding RB, 5.00%, 11/01/40	600	684,408
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	515	599,197
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	130	141,252
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	3,465	3,725,464

		5,150,321
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	1,355	1,484,524
Idaho — 0.3%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, Series A, 5.00%, 12/01/46	745	829,245

See Notes to Financial Statements.

62	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Municipal Bonds	Par (000)	Value
Illinois — 19.7%
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	$1,815	$1,741,492
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	4,555	4,495,056
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	794	794,000
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 1/01/21 (c)	5,865	6,965,157
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,050	1,119,941
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien:
Project, 5.00%, 11/01/42	915	970,037
(AGM), 5.25%, 11/01/33	1,325	1,377,205
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	805	855,626
Illinois Finance Authority, RB, Advocate Health Care Network, Series D, 6.50%, 11/01/18 (c)	5,000	5,413,250
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	1,610	1,764,190
Presence Health Network, Series C, 4.00%, 2/15/41	1,425	1,251,350
Illinois State Toll Highway Authority, RB, Senior:
Series A, 5.00%, 1/01/38	1,980	2,185,148
Series C, 5.00%, 1/01/36	2,615	2,904,768
Series C, 5.00%, 1/01/37	2,800	3,102,260
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	4,315	4,496,057
Series B-2, 5.00%, 6/15/50	2,500	2,501,275
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	440	499,946
6.00%, 6/01/28	1,140	1,296,853
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	660	735,497
Series A (NPFGC), 6.70%, 11/01/21	4,030	4,548,258
Series C (NPFGC), 7.75%, 6/01/20	1,400	1,543,318
State of Illinois, GO:
5.00%, 2/01/39	1,540	1,537,859
Series A, 5.00%, 4/01/35	3,000	2,999,880
Series A, 5.00%, 4/01/38	3,640	3,635,159
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19 (c)	630	685,276
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/44	985	1,063,189
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	2,800	2,804,200

		63,286,247
Indiana — 4.6%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	790	934,641
7.00%, 1/01/44	1,905	2,275,542
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	3,280	3,704,366
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	450	477,796
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	1,430	1,518,331
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	405	435,416
Sisters of St. Francis Health Services, 5.25%, 11/01/39	840	903,042

Municipal Bonds	Par (000)	Value
Indiana (continued)
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	$2,795	$3,009,488
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	1,270	1,414,399

		14,673,021
Iowa — 1.5%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	480	491,261
5.50%, 12/01/22	2,340	2,379,476
5.25%, 12/01/25	460	465,235
5.88%, 12/01/26 (a)	410	417,249
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	1,095	1,159,539

		4,912,760
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	995	1,056,491
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.75%, 7/01/43 (d)	1,200	994,092

		2,050,583
Louisiana — 2.8%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	3,320	3,781,978
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	1,020	1,090,921
5.25%, 5/15/31	870	934,450
5.25%, 5/15/32	1,110	1,205,560
5.25%, 5/15/33	1,205	1,302,930
5.25%, 5/15/35	505	549,253

		8,865,092
Maryland — 1.3%
Maryland Community Development Administration, Refunding, HRB, Residential, Series D, AMT, 4.90%, 9/01/42	1,500	1,501,665
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	435	467,060
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	750	750,360
Maryland Health & Higher Educational Facilities Authority, RB:
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	420	469,375
University of Maryland Medical System, Series B (NPFGC), 7.00%, 7/01/22 (e)	725	860,038

		4,048,498
Massachusetts — 2.9%
Commonwealth of Massachusetts, GO, Series E, 3.00%, 4/01/44	1,370	1,200,134
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (a)	2,205	2,213,092
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	990	1,058,904

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	63

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Municipal Bonds	Par (000)	Value
Massachusetts (continued)
Massachusetts HFA, RB, M/F Housing, Series A, AMT, 5.20%, 12/01/37	$2,830	$2,838,829
Massachusetts HFA, Refunding RB, Series F, AMT, 5.70%, 6/01/40	1,935	1,986,065

		9,297,024
Michigan — 5.1%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	4,425	4,773,203
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 5/15/20 (c)	760	855,000
5.50%, 5/15/36	620	677,672
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	880	934,666
Henry Ford Health System, 4.00%, 11/15/46	1,420	1,393,389
Michigan State Hospital Finance Authority, Refunding RB, McLaren Health Care, Series A, 5.75%, 5/15/18 (c)	7,560	7,933,767

		16,567,697
Mississippi — 1.4%
County of Lowndes Mississippi, Refunding RB, Solid Waste Disposal & Pollution Control, Weyerhaeuser Co. Project, Series A, 6.80%, 4/01/22	3,000	3,488,400
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/19 (c)	1,065	1,168,816

		4,657,216
Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	255	281,158
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	245	265,134

		546,292
Nebraska — 0.8%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3:
5.25%, 9/01/37	825	898,103
5.00%, 9/01/42	1,445	1,533,073

		2,431,176
New Jersey — 6.1%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,675	1,688,417
5.25%, 11/01/44	1,525	1,529,682
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (a)	1,085	1,085,857
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	1,955	2,115,193
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	2,240	2,468,368
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.38%, 10/01/28	50	51,525
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/43	1,985	2,181,892
Series E, 5.00%, 1/01/45	2,615	2,889,863
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	825	825,379

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB (continued):
Transportation Program, Series AA, 5.00%, 6/15/44	$445	$445,236
Transportation System, Series A, 5.50%, 6/15/41	1,635	1,682,873
Transportation System, Series B, 5.25%, 6/15/36	2,460	2,516,604

		19,480,889
New York — 14.8%
Brooklyn Arena Local Development Corp., Refunding RB, Barclays Center Project, Series A (AGM), 3.00%, 7/15/43	2,560	2,205,773
City of New York New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series C-1, 6.50%, 7/01/17	255	255,071
City of New York New York Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	6,700	7,132,150
City of New York New York Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	1,960	2,189,653
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	1,800	1,871,874
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	1,960	1,905,728
Metropolitan Transportation Authority, RB, Series C:
6.50%, 11/15/18 (c)	580	629,578
6.50%, 11/15/18 (c)	7,015	7,614,642
6.50%, 11/15/28	1,810	1,964,176
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	1,045	1,132,728
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	10,735	12,113,159
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,220	1,325,982
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)	2,860	3,035,118
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (a)	340	365,364
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	850	918,000
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	1,165	1,311,161
6.00%, 12/01/42	1,250	1,403,475
Westchester County Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series E-1, 6.50%, 7/01/17	400	400,268

		47,773,900
North Carolina — 0.8%
North Carolina Medical Care Commission, Refunding RB:
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	595	653,340
Carolina Village Project, 6.00%, 4/01/38	2,000	2,034,820

		2,688,160

See Notes to Financial Statements.

64	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Municipal Bonds	Par (000)	Value
Ohio — 1.4%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 6/01/47	$3,230	$3,104,838
County of Franklin Ohio, RB:
Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	660	724,607
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	400	445,588
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	275	290,070

		4,565,103
Pennsylvania — 1.8%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	635	678,663
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	1,890	2,042,315
Pennsylvania Bridge Finco LP, 5.00%, 6/30/42	850	920,108
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	1,035	1,099,988
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	1,105	1,203,864

		5,944,938
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement, Asset-Backed Bonds:
5.50%, 5/15/39	1,855	1,857,782
5.63%, 5/15/43	1,770	1,771,009

		3,628,791
Rhode Island — 2.0%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/35	820	875,014
Series B, 4.50%, 6/01/45	2,645	2,583,028
Series B, 5.00%, 6/01/50	2,945	3,009,731

		6,467,773
South Carolina — 4.7%
State of South Carolina Ports Authority, RB:
5.25%, 7/01/40	3,280	3,577,693
AMT, 5.25%, 7/01/55	1,295	1,411,084
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	6,180	6,729,896
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	3,135	3,387,963

		15,106,636
Tennessee — 0.6%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	995	1,042,093
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Health & Educational Facilities Board, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/40	690	767,729

		1,809,822

Municipal Bonds	Par (000)	Value
Texas — 7.3%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 1/01/21 (c)	$2,140	$2,512,146
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB:
5.00%, 10/01/20 (c)	235	264,157
5.00%, 10/01/35	275	304,532
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	965	1,026,789
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/43	745	847,147
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/23 (c)	455	580,953
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18 (c)	2,000	2,197,920
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, 5.00%, 10/01/49	1,000	1,042,200
Fort Bend County Industrial Development Corp., RB, NRG Energy Inc. Project, Series B, 4.75%, 11/01/42	670	684,050
North Texas Tollway Authority, Refunding RB, Series A:
5.00%, 1/01/38	925	1,029,488
1st Tier System, 6.25%, 1/01/19 (c)	5,690	6,180,876
1st Tier System, 6.25%, 1/01/39	1,310	1,407,752
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	2,000	2,266,460
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	2,775	3,124,511

		23,468,981
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	2,780	2,957,225
City of Salt Lake Corp. Airport Revenue, RB, Series A, AMT, 5.00%, 7/01/47	915	1,028,268

		3,985,493
Virginia — 2.5%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc. (c):
5.13%, 10/01/17	500	509,075
5.13%, 10/01/17	3,440	3,501,266
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	1,615	1,744,071
6.00%, 1/01/37	1,940	2,177,883

		7,932,295
Washington — 6.0%
Central Puget Sound Regional Transit Authority, RB, Series A (c):
(AGM), 5.00%, 11/01/17	7,700	7,862,008
5.00%, 11/01/17	4,000	4,084,160
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	755	827,948
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	2,290	2,485,474

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	65

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Municipal Bonds	Par (000)	Value
Washington (continued)
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	$3,700	$3,924,072

		19,183,662
Wisconsin — 3.8%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/19 (c)	7,100	7,796,155
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	2,465	2,665,725
Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46	1,810	1,825,693

		12,287,573
Total Municipal Bonds — 126.1%		405,791,722

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Alabama — 0.5%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	1,680	1,734,298
California — 7.4%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (c)	3,271	3,558,242
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18 (c)(g)	2,610	2,774,795
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19 (c)	9,480	10,402,025
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (c)	2,290	2,315,053
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No.2, Series A, 5.00%, 10/01/47	3,075	3,489,095
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19 (c)	1,077	1,178,007

		23,717,217
Colorado — 0.7%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (g)	2,129	2,211,355
Florida — 1.9%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	5,679	6,283,063
Illinois — 1.0%
State of Illinois Toll Highway Authority, RB, Senior Priority, Series B, 5.50%, 1/01/18 (c)	2,999	3,092,895
Maryland — 0.7%
State of Maryland Transportation Authority, RB, Transportation Facilities Project (AGM), 5.00%, 7/01/41	2,290	2,392,707
Massachusetts — 0.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	2,266	2,551,458
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/19 (c)(g)	2,009	2,185,020

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
New York — 8.0%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series DD, 5.00%, 6/15/18 (c)	$927	$967,919
Series DD, 5.00%, 6/15/37	5,372	5,607,615
Series FF-2, 5.50%, 6/15/40	1,575	1,715,348
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (g)	1,610	1,829,422
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	4,720	5,355,738
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (g)	6,440	7,331,679
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	2,595	2,967,824

		25,775,545
North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	2,550	2,870,509
Ohio — 5.4%
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,400	2,461,968
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	13,843	14,774,175

		17,236,143
Pennsylvania — 0.8%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	2,340	2,691,679
South Carolina — 1.7%
South Carolina Public Service Authority, Refunding RB, Series A (c):
5.50%, 1/01/19 (g)	398	427,915
5.50%, 1/01/19	4,603	4,947,897

		5,375,812
Texas — 2.8%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	2,520	2,818,519
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	3,400	3,802,560
Texas Department of Housing & Community Affairs, RB, S/F Mortgage, Series B, AMT, 5.25%, 9/01/32	312	312,459
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	1,831	2,069,174

		9,002,712
Wisconsin — 0.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/19 (c)(g)	2,499	2,696,707
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 34.1%		109,817,120
Total Long-Term Investments (Cost — $481,077,785) — 160.2%		515,608,842

See Notes to Financial Statements.

66	ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.70% (h)(i)	16,387	$16,390
Total Short-Term Securities (Cost — $16,390) — 0.0%		16,390
Total Investments (Cost — $481,094,175) — 160.2%		515,625,232
Other Assets Less Liabilities — 2.2%		7,035,636
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.9)%		(60,721,916)
VMTP Shares at Liquidation Value — (43.5)%		(140,000,000)

Net Assets Applicable to Common Shares — 100.0%		$321,938,952

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between June 1, 2017 to November 15, 2019, is $13,391,469. See Note 4 of the Notes to Financial Statements for details.

(h)	During the year ended April 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at April 30, 2017	Value at April 30, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,981,652	(1,965,265)	16,387	$16,390	$13,528	$1,516	—
[1] Includes net capital gain distributions.

(i)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(46)	5-Year U.S. Treasury Note	June 2017	$5,446,687	$(23,173)
(66)	10-Year U.S. Treasury Note	June 2017	$8,297,438	(58,111)
(56)	Long U.S. Treasury Bond	June 2017	$8,566,250	(103,497)
(18)	Ultra U.S. Treasury Bond	June 2017	$2,932,875	(24,282)
Total				$(209,063)

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	67

Schedule of Investments (concluded)	BlackRock MuniVest Fund II, Inc. (MVT)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$209,063	—	$209,063

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$1,144,062	—	$1,144,062
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$(309,096)	—	$(309,096)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$18,637,025

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$515,608,842	—	$515,608,842
Short-Term Securities	$16,390	—	—	16,390

Total	$16,390	$515,608,842	—	$515,625,232

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(209,063)	—	—	$(209,063)
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(60,574,880)	—	$(60,574,880)
VMTP Shares at Liquidation Value	—	(140,000,000)	—	(140,000,000)

Total	—	$(200,574,880)	—	$(200,574,880)

During the year ended April 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

68	ANNUAL REPORT	APRIL 30, 2017

Statements of Assets and Liabilities

April 30, 2017	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Assets
Investments at value — unaffiliated[1]	$564,400,559	$555,558,760	$379,655,261	$274,419,307
Investments at value — affiliated[2]	1,057,276	1,791,140	575,687	712,503
Cash pledged for futures contracts	489,950	861,900	516,550	286,200
Receivables:
Interest — unaffiliated	9,786,880	7,314,997	5,629,763	4,018,336
Investments sold	615,000	—	10,000	10,000
Dividends — affiliated	835	2,187	961	858
Prepaid expenses	16,548	66,728	15,546	14,138

Total assets	576,367,048	565,595,712	386,403,768	279,461,342

Accrued Liabilities
Bank overdraft	—	196,611	130,664	85,860
Payables:
Income dividends — Common Shares	2,065,461	1,674,888	1,147,540	843,172
Investments purchased	570,905	909,084	948	851
Investment advisory fees	259,068	231,985	174,363	126,074
Interest expense and fees	174,041	168,562	143,067	109,275
Variation margin on futures contracts	27,406	48,358	29,953	16,578
Officer’s and Directors’ fees	4,444	3,546	2,364	1,728
Other accrued expenses	203,507	194,884	157,608	133,794

Total accrued liabilities	3,304,832	3,427,918	1,786,507	1,317,332

Other Liabilities
TOB Trust Certificates	67,507,377	70,823,352	62,233,298	47,506,965
Loan for TOB Trust Certificates	249,146	—	—	—
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs[3,4]	—	142,307,178	—	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	—	—	83,700,000	55,000,000

Total other liabilities	67,756,523	213,130,530	145,933,298	102,506,965

Total liabilities	71,061,355	216,558,448	147,719,805	103,824,297

Net Assets Applicable to Common Shareholders	$505,305,693	$349,037,264	$238,683,963	$175,637,045

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$479,122,260	$311,229,344	$211,248,780	$155,684,813
Undistributed net investment income	784,805	4,294,820	1,705,148	2,125,474
Accumulated net realized loss	(8,936,967)	(3,307,301)	(798,759)	(1,033,549)
Net unrealized appreciation (depreciation)	34,335,595	36,820,401	26,528,794	18,860,307

Net Assets Applicable to Common Shareholders	$505,305,693	$349,037,264	$238,683,963	$175,637,045

Net asset value per Common Share	$14.07	$11.77	$16.85	$15.52

[1] Investments at cost — unaffiliated	$529,825,566	$518,267,448	$352,888,158	$255,432,256
[2] Investments at cost — affiliated	$1,057,180	$1,790,923	$575,630	$712,432
[3] Preferred Shares outstanding, par value $0.10 per share	—	1,425	837	550
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	—	8,905	5,837	4,030
[5] Par value per Common Share	$0.10	$0.10	$0.10	$0.10
[6] Common Shares outstanding	35,921,055	29,644,041	14,167,159	11,317,749
[7] Common Shares authorized	200,000,000	199,991,095	199,994,163	199,995,970

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	69

Statements of Assets and Liabilities

April 30, 2017	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Assets
Investments at value — unaffiliated[1]	$288,930,497	$910,050,360	$515,608,842
Investments at value — affiliated[2]	5,581,811	4,694,213	16,390
Cash pledged for futures contracts	272,150	1,161,900	478,050
Receivables:
Interest — unaffiliated	4,266,090	12,814,243	8,331,037
Investments sold	—	2,521,759	415,000
Dividends — affiliated	1,364	3,914	1,672
Variation margin on futures contracts	—	2,031	—
Prepaid expenses	14,253	25,980	17,532

Total assets	299,066,165	931,274,400	524,868,523

Accrued Liabilities
Bank overdraft	135,815	448,191	218,553
Payables:
Income dividends — Common Shares	826,476	2,125,443	1,547,105
Investments purchased	1,320	1,161,880	1,672
Investment advisory fees	126,262	418,025	217,841
Interest expense and fees	58,519	106,820	147,036
Variation margin on futures contracts	14,921	60,935	27,187
Officer’s and Directors’ fees	1,825	304,065	3,224
Other accrued expenses	137,703	267,201	192,073

Total accrued liabilities	1,302,841	4,892,560	2,354,691

Other Liabilities
TOB Trust Certificates	29,149,593	58,336,850	60,574,880
VMTP Shares, at liquidation value of $100,000 per share[3,4]	87,000,000	287,100,000	140,000,000

Total other liabilities	116,149,593	345,436,850	200,574,880

Total liabilities	117,452,434	350,329,410	202,929,571

Net Assets Applicable to Common Shareholders	$181,613,731	$580,944,990	$321,938,952

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$174,708,771	$543,452,920	$287,743,407
Undistributed net investment income	1,936,649	2,528,749	2,059,292
Accumulated net realized loss	(14,341,139)	(3,542,268)	(2,185,741)
Net unrealized appreciation (depreciation)	19,309,450	38,505,589	34,321,994

Net Assets Applicable to Common Shareholders	$181,613,731	$580,944,990	$321,938,952

Net asset value per Common Share	$13.95	$15.17	$15.19

[1] Investments at cost — unaffiliated	$269,488,946	$870,905,469	$481,077,785
[2] Investments at cost — affiliated	$5,581,811	$4,694,033	$16,390
[3] Preferred Shares outstanding, par value $0.10 per share	870	2,871	1,400
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	6,230	15,671	8,400
[5] Par value per Common Share	$0.10	$0.10	$0.10
[6] Common Shares outstanding	13,015,375	38,296,266	21,193,423
[7] Common Shares authorized	199,993,770	199,984,329	199,991,600

See Notes to Financial Statements.

70	ANNUAL REPORT	APRIL 30, 2017

Statements of Operations

Year Ended April 30, 2017	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Investment Income
Interest — unaffiliated	$29,738,770	$25,397,326	$18,046,199	$13,099,404
Dividends — affiliated	13,218	10,747	6,468	5,741

Total investment income	29,751,988	25,408,073	18,052,667	13,105,145

Expenses
Investment advisory	3,189,298	2,864,461	2,173,338	1,572,718
Accounting services	82,363	81,171	58,180	45,333
Transfer agent	67,386	43,831	27,762	24,108
Professional	63,798	93,795	75,528	63,913
Officer and Directors	54,602	38,929	26,570	19,509
Custodian	27,000	26,784	18,762	14,003
Printing	15,491	12,160	10,363	9,444
Registration	14,829	12,295	10,118	10,108
Rating agency	—	38,084	37,995	37,951
Miscellaneous	30,186	19,496	23,207	19,886

Total expenses excluding interest expense, fees and amortization of offering costs	3,544,953	3,231,006	2,461,823	1,816,973
Interest expense, fees and amortization of offering costs[1]	911,519	3,044,181	2,168,747	1,517,903

Total expenses	4,456,472	6,275,187	4,630,570	3,334,876
Less:
Fees waived by the Manager	(2,490)	(2,208)	(1,484)	(1,297)
Fees paid indirectly	(61)	(2)	(30)	—

Total expenses after fees waived and/or paid indirectly	4,453,921	6,272,977	4,629,056	3,333,579

Net investment income	25,298,067	19,135,096	13,423,611	9,771,566

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(7,039,669)	621,795	869,361	731,043
Investments — affiliated	1,246	75	579	220
Futures contracts	933,579	1,593,918	1,059,338	805,046
Capital gain distributions from investment companies—affiliated	1,167	685	589	1,486

	(6,103,677)	2,216,473	1,929,867	1,537,795

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(7,425,377)	(22,498,666)	(16,799,698)	(12,183,611)
Investments — affiliated	96	217	57	71
Futures contracts	(406,704)	(582,478)	(365,594)	(185,103)

	(7,831,985)	(23,080,927)	(17,165,235)	(12,368,643)

Net realized and unrealized loss	(13,935,662)	(20,864,454)	(15,235,368)	(10,830,848)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$11,362,405	$(1,729,358)	$(1,811,757)	$(1,059,282)

[1] Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	71

Statements of Operations

Year Ended April 30, 2017	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Investment Income
Interest — unaffiliated	$13,387,045	$36,140,865	$25,424,009
Dividends — affiliated	7,478	45,983	13,528

Total investment income	13,394,523	36,186,848	25,437,537

Expenses
Investment advisory	1,655,259	5,229,977	2,715,290
Accounting services	47,565	120,142	78,625
Transfer agent	23,481	50,791	34,639
Professional	65,762	118,464	82,827
Officer and Directors	20,147	102,928	35,645
Custodian	15,646	41,883	25,620
Printing	9,253	15,769	11,555
Registration	10,102	15,855	10,346
Rating agency	37,999	38,309	38,080
Miscellaneous	20,035	33,515	24,710

Total expenses excluding interest expense, fees and amortization of offering costs	1,905,249	5,767,633	3,057,337
Interest expense, fees and amortization of offering costs[1]	1,751,488	5,637,124	3,176,849

Total expenses	3,656,737	11,404,757	6,234,186
Less:
Fees waived by the Manager	(67,671)	(8,779)	(2,799)
Fees paid indirectly	(26)	(17)	(166)

Total expenses after fees waived and paid indirectly	3,589,040	11,395,961	6,231,221

Net investment income	9,805,483	24,790,887	19,206,316

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	36,977	(624,947)	(324,623)
Investments — affiliated	702	1,123	510
Futures contracts	507,087	1,838,300	1,144,062
Capital gain distributions from investment companies — affiliated	—	10,454	1,006

	544,766	1,224,930	820,955

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(11,312,999)	(31,908,184)	(20,451,168)
Investments — affiliated	—	180	—
Futures contracts	(181,638)	(894,119)	(309,096)

	(11,494,637)	(32,802,123)	(20,760,264)

Net realized and unrealized loss	(10,949,871)	(31,577,193)	(19,939,309)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(1,144,388)	$(6,786,306)	$(732,993)

[1] Related to TOB Trusts and VMTP Shares.

See Notes to Financial Statements.

72	ANNUAL REPORT	APRIL 30, 2017

Statements of Changes in Net Assets

	BlackRock MuniAssets Fund, Inc. (MUA)
	Year Ended April 30,
Increase (Decrease) in Net Assets:	2017	2016

Operations
Net investment income	$25,298,067	$25,706,748
Net realized gain (loss)	(6,103,677)	1,159,369
Net change in unrealized appreciation (depreciation)	(7,831,985)	11,331,196

Net increase in net assets resulting from operations	11,362,405	38,197,313

Distributions to Shareholders[1]
From net investment income	(24,955,313)	(26,444,665)

Capital Share Transactions
Reinvestment of distributions	1,201,178	603,849

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets	(12,391,730)	12,356,497
Beginning of year	517,697,423	505,340,926

End of year	$505,305,693	$517,697,423

Undistributed net investment income, end of year	$784,805	$461,571

	BlackRock MuniEnhanced Fund, Inc. (MEN)		BlackRock MuniHoldings Fund, Inc. (MHD)
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016	2017	2016

Operations
Net investment income	$19,135,096	$20,603,138	$13,423,611	$14,211,504
Net realized gain (loss)	2,216,473	267,604	1,929,867	(788,818)
Net change in unrealized appreciation (depreciation)	(23,080,927)	7,915,622	(17,165,235)	6,631,201

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(1,729,358)	28,786,364	(1,811,757)	20,053,887

Distributions to Common Shareholders[1]
From net investment income	(20,244,836)	(21,467,683)	(13,833,972)	(14,977,381)

Capital Share Transactions
Reinvestment of common distributions	669,394	320,819	465,879	141,585

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(21,304,800)	7,639,500	(15,179,850)	5,218,091
Beginning of year	370,342,064	362,702,564	253,863,813	248,645,722

End of year	$349,037,264	$370,342,064	$238,683,963	$253,863,813

Undistributed net investment income, end of year	$4,294,820	$5,704,770	$1,705,148	$2,021,938

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	73

Statements of Changes in Net Assets

	BlackRock MuniHoldings Fund II, Inc. (MUH)		BlackRock MuniHoldings Quality Fund, Inc. (MUS)
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016	2017	2016

Operations
Net investment income	$9,771,566	$10,317,643	$9,805,483	$10,353,759
Net realized gain (loss)	1,537,795	(190,418)	544,766	(169,645)
Net change in unrealized appreciation (depreciation)	(12,368,643)	3,796,031	(11,494,637)	3,870,246

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(1,059,282)	13,923,256	(1,144,388)	14,054,360

Distributions to Common Shareholders[1]
From net investment income	(10,145,858)	(10,584,214)	(10,437,391)	(10,537,871)

Capital Share Transactions
Reinvestment of common distributions	288,874	—	85,253	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(10,916,266)	3,339,042	(11,496,526)	3,516,489
Beginning of year	186,553,311	183,214,269	193,110,257	189,593,768

End of year	$175,637,045	$186,553,311	$181,613,731	$193,110,257

Undistributed net investment income, end of year	$2,125,474	$2,403,212	$1,936,649	$2,569,798

	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)		BlackRock MuniVest Fund II, Inc. (MVT)
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016	2017	2016

Operations
Net investment income	$24,790,887	$27,875,664	$19,206,316	$20,552,412
Net realized gain	1,224,930	6,632,300	820,955	519,481
Net change in unrealized appreciation (depreciation)	(32,802,123)	13,784,860	(20,760,264)	3,314,874

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(6,786,306)	48,292,824	(732,993)	24,386,767

Distributions to Common Shareholders[1]
From net investment income	(25,757,762)	(29,717,903)	(19,904,361)	(21,039,048)
From net realized gain	(5,481,919)	(7,044,253)	—	—

Decrease in net assets resulting from distributions to Common Shareholders	(31,239,681)	(36,762,156)	(19,904,361)	(21,039,048)

Capital Share Transactions
Reinvestment of common distributions	—	—	1,823,631	1,084,558

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(38,025,987)	11,530,668	(18,813,723)	4,432,277
Beginning of year	618,970,977	607,440,309	340,752,675	336,320,398

End of year	$580,944,990	$618,970,977	$321,938,952	$340,752,675

Undistributed net investment income, end of year	$2,528,749	$3,400,756	$2,059,292	$2,759,073

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

74	ANNUAL REPORT	APRIL 30, 2017

Statements of Cash Flows

Year Ended April 30, 2017	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations	$11,362,405	$(1,729,358)	$(1,811,757)	$(1,059,282)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	62,780,013	67,128,569	36,377,275	29,375,766
Purchases of long-term investments	(69,884,430)	(70,555,427)	(40,033,398)	(31,366,094)
Net proceeds from sales (purchases) of short-term securities	3,240,121	342,310	1,000,841	154,485
Amortization of premium and accretion of discount on investments and other fees	30,373	(616,015)	200,954	(23,121)
Net realized gain (loss) on investments	7,283,029	(621,870)	(869,940)	(731,263)
Net unrealized loss on investments	7,425,281	22,498,449	16,799,641	12,183,540
(Increase) Decrease in Assets:
Cash pledged for futures contracts	(246,000)	(661,000)	(324,000)	(196,000)
Receivables:
Interest — unaffiliated	103,384	31,108	(26,854)	8,842
Dividends — affiliated	(600)	(1,950)	(769)	(777)
Prepaid expenses	563	15,105	17,862	17,249
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(3,285)	(5,489)	(4,713)	(3,425)
Interest expense and fees	135,849	130,892	114,395	86,902
Officer’s and Directors’ fees	(324)	(713)	(508)	(371)
Variation margin on futures contracts	(4,469)	20,405	2,703	3,984
Other accrued expenses	15,755	20,956	15,983	12,581

Net cash provided by operating activities	22,237,665	15,995,972	11,457,715	8,463,016

Cash Used for Financing Activities
Proceeds from TOB Trust Certificates	5,260,000	14,913,146	10,107,930	7,987,614
Repayments of TOB Trust Certificates	(3,839,146)	(11,249,454)	(8,163,495)	(6,583,752)
Proceeds from Loan for TOB Trust Certificates	3,839,146	2,834,483	21,045	15,235
Repayments of Loan for TOB Trust Certificates	(3,590,000)	(2,834,483)	(21,045)	(15,235)
Cash dividends paid to Common Shareholders	(23,838,949)	(19,690,815)	(13,436,696)	(9,889,579)
Increase (decrease) in bank overdraft	(68,716)	21,179	34,546	22,701
Amortization of deferred offering costs	—	9,972	—	—

Net cash used for financing activities	(22,237,665)	(15,995,972)	(11,457,715)	(8,463,016)

Cash
Net increase (decrease) in cash	—	—	—	—
Cash at beginning of year	—	—	—	—

Cash at end of year	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$775,670	$2,903,317	$2,054,352	$1,431,001

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$1,201,178	$669,394	$465,879	$288,874

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	75

Statements of Cash Flows

Year Ended April 30, 2017	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations	$(1,144,388)	$(6,786,306)	$(732,993)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	55,060,212	109,821,077	55,192,817
Purchases of long-term investments	(57,333,947)	(112,419,190)	(51,077,394)
Net proceeds from sales (purchases) of short-term securities	(4,228,216)	7,610,013	1,965,772
Amortization of premium and accretion of discount on investments and other fees	892,281	6,002,517	738,722
Net realized gain (loss) on investments	(37,679)	623,824	324,113
Net unrealized loss on investments	11,312,999	31,908,004	20,451,168
(Increase) Decrease in Assets:
Cash pledged for futures contracts	(153,000)	(670,000)	(328,000)
Receivables:
Interest — unaffiliated	67,759	(177,685)	159,614
Dividends — affiliated	(1,058)	(1,343)	(1,464)
Variation margin on futures contracts	—	(2,031)	—
Prepaid expenses	15,349	15,260	19,035
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(7,461)	(17,957)	(7,241)
Interest expense and fees	44,411	77,371	111,056
Officer’s and Directors’ fees	(402)	46,388	(797)
Variation margin on futures contracts	6,476	5,280	7,187
Other accrued expenses	15,984	42,440	23,971

Net cash provided by operating activities	4,509,320	36,077,662	26,845,566

Cash Used for Financing Activities
Proceeds from TOB Trust Certificates	7,085,383	5,000,000	9,916,154
Repayments of TOB Trust Certificates	(2,364,354)	(9,764,998)	(18,536,313)
Proceeds from Loan for TOB Trust Certificates	502,679	—	1,499,475
Repayments of Loan for TOB Trust Certificates	(502,679)	—	(1,499,475)
Cash dividends paid to Common Shareholders	(10,403,818)	(31,431,162)	(18,283,190)
Increase (decrease) in bank overdraft	135,815	118,498	57,783

Net cash used for financing activities	(5,546,974)	(36,077,662)	(26,845,566)

Cash
Net decrease in cash	(1,037,654)	—	—
Cash at beginning of year	1,037,654	—	—

Cash at end of year	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$1,707,077	$5,559,753	$3,065,793

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$85,253	—	$1,823,631

See Notes to Financial Statements.

76	ANNUAL REPORT	APRIL 30, 2017

Financial Highlights	BlackRock MuniAssets Fund, Inc. (MUA)

	Year Ended April 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$14.45	$14.12	$13.56	$14.36	$13.47

Net investment income[1]	0.70	0.72	0.73	0.77	0.77
Net realized and unrealized gain (loss)	(0.38)	0.35	0.59	(0.82)	0.90

Net increase (decrease) from investment operations	0.32	1.07	1.32	(0.05)	1.67

Distributions from net investment income[2]	(0.70)	(0.74)	(0.76)	(0.75)	(0.78)

Net asset value, end of year	$14.07	$14.45	$14.12	$13.56	$14.36

Market price, end of year	$14.82	$14.74	$14.22	$12.85	$13.96

Total Return[3]
Based on net asset value	2.23%	7.90%	10.11%	0.47%	12.70%

Based on market price	5.56%	9.30%	17.02%	(2.06)%	12.22%

Ratios to Average Net Assets
Total expenses	0.87%	0.81%	0.82%	0.82%	0.83%

Total expenses after fees waived and/or paid indirectly	0.87%	0.81%	0.82%	0.82%	0.83%

Total expenses after fees waived and/or paid indirectly and excluding interest expense and fees[4]	0.69%	0.70%	0.71%	0.70%	0.71%

Net investment income	4.93%	5.09%	5.24%	5.84%	5.52%

Supplemental Data
Net assets, end of year (000)	$505,306	$517,697	$505,341	$485,319	$513,923

Borrowings outstanding, end of year (000)	$67,507	$66,087	$61,066	$71,145	$76,451

Portfolio turnover rate	11%	18%	22%	19%	19%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	77

Financial Highlights	BlackRock MuniEnhanced Fund, Inc. (MEN)

	Year Ended April 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$12.52	$12.27	$11.94	$12.63	$12.12

Net investment income[1]	0.65	0.70	0.71	0.73	0.71
Net realized and unrealized gain (loss)	(0.72)	0.28	0.35	(0.70)	0.50

Net increase (decrease) from investment operations	(0.07)	0.98	1.06	0.03	1.21

Distributions to Common Shareholders from net investment income[2]	(0.68)	(0.73)	(0.73)	(0.72)	(0.70)

Net asset value, end of year	$11.77	$12.52	$12.27	$11.94	$12.63

Market price, end of year	$11.69	$12.55	$11.67	$11.27	$12.65

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.51)%	8.50%	9.49%	1.06%	10.16%

Based on market price	(1.42)%	14.35%	10.33%	(4.76)%	14.69%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.73%	1.44%	1.44%	1.50%	1.49%	[4]

Total expenses after fees waived and/or paid indirectly	1.73%	1.44%	1.43%	1.50%	1.49%	[4]

Total expenses after fees waived and/or paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.89%	0.90%	0.91%	0.92%	0.96%	[4,6]

Net investment income to Common Shareholders	5.29%	5.71%	5.76%	6.37%	5.65%	[4]

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$349,037	$370,342	$362,703	$352,878	$373,259

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$142,500	$142,500	$142,500	$142,500	$142,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$344,938	$359,889	$354,528	$347,633	$361,936

Borrowings outstanding, end of year (000)	$70,823	$67,160	$76,094	$73,379	$81,244

Portfolio turnover rate	12%	10%	12%	16%	12%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[6]

For the year ended April 30, 2013, the total expense ratio after fees waived and/or paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.91%.

See Notes to Financial Statements.

78	ANNUAL REPORT	APRIL 30, 2017

Financial Highlights	BlackRock MuniHoldings Fund, Inc. (MHD)

	Year Ended April 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$17.95	$17.59	$16.85	$18.12	$17.36

Net investment income[1]	0.95	1.00	1.03	1.04	1.07
Net realized and unrealized gain (loss)	(1.07)	0.42	0.77	(1.22)	1.01
Distributions to VMTP Shareholders from net realized gain	—	—	—	—	(0.01)

Net increase (decrease) from investment operations	(0.12)	1.42	1.80	(0.18)	2.07

Distributions to Common Shareholders:[2]
From net investment income	(0.98)	(1.06)	(1.06)	(1.08)	(1.12)
From net realized gain	—	—	—	(0.01)	(0.19)

Total distributions to Common Shareholders	(0.98)	(1.06)	(1.06)	(1.09)	(1.31)

Net asset value, end of year	$16.85	$17.95	$17.59	$16.85	$18.12

Market price, end of year	$16.65	$18.14	$17.25	$16.01	$18.20

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.67)%	8.65%	11.22%	(0.15)%	12.20%

Based on market price	(2.87)%	11.91%	14.80%	(5.55)%	8.21%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.87%	1.53%	1.50%	1.64%	1.60%

Total expenses after fees waived and/or paid indirectly	1.87%	1.53%	1.50%	1.64%	1.60%

Total expenses after fees waived and/or paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	0.99%	0.99%	0.99%	1.04%	1.02%

Net investment income to Common Shareholders	5.42%	5.75%	5.86%	6.48%	5.92%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$238,684	$253,864	$248,646	$238,113	$255,911

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$83,700	$83,700	$83,700	$83,700	$83,700

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$385,166	$403,302	$397,068	$384,484	$405,748

Borrowings outstanding, end of year (000)	$62,233	$60,289	$56,784	$60,238	$69,753

Portfolio turnover rate	9%	7%	11%	20%	16%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	79

Financial Highlights	BlackRock MuniHoldings Fund II, Inc. (MUH)

	Year Ended April 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$16.51	$16.21	$15.61	$16.93	$16.23

Net investment income[1]	0.86	0.91	0.93	0.95	0.98
Net realized and unrealized gain (loss)	(0.95)	0.33	0.64	(1.17)	0.93
Distributions to VMTP Shareholders from net realized gain	—	—	—	—	(0.01)

Net increase (decrease) from investment operations	(0.09)	1.24	1.57	(0.22)	1.90

Distributions to Common Shareholders:[2]
From net investment income	(0.90)	(0.94)	(0.97)	(1.00)	(1.04)
From net realized gain	—	—	—	(0.10)	(0.16)

Total distributions to Common Shareholders	(0.90)	(0.94)	(0.97)	(1.10)	(1.20)

Net asset value, end of year	$15.52	$16.51	$16.21	$15.61	$16.93

Market price, end of year	$15.59	$16.23	$15.28	$14.84	$16.75

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.52)%	8.25%	10.64%	(0.40)%	11.99%

Based on market price	1.65%	12.90%	9.71%	(4.30)%	9.25%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.83%	1.50%	1.48%	1.61%	1.59%

Total expenses after fees waived and/or paid indirectly	1.83%	1.50%	1.48%	1.61%	1.59%

Total expenses after fees waived and/or paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	1.00%	1.00%	1.00%	1.04%	1.03%

Net investment income to Common Shareholders	5.37%	5.66%	5.76%	6.36%	5.81%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$175,637	$186,553	$183,214	$176,395	$191,366

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$55,000	$55,000	$55,000	$55,000	$55,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$419,340	$439,188	$433,117	$420,718	$447,938

Borrowings outstanding, end of year (000)	$47,507	$46,103	$43,568	$48,497	$56,354

Portfolio turnover rate	10%	7%	11%	18%	16%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

80	ANNUAL REPORT	APRIL 30, 2017

Financial Highlights	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

	Year Ended April 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$14.84	$14.57	$14.18	$15.31	$14.61

Net investment income[1]	0.75	0.80	0.80	0.82	0.83
Net realized and unrealized gain (loss)	(0.84)	0.28	0.40	(1.13)	0.76

Net increase (decrease) from investment operations	(0.09)	1.08	1.20	(0.31)	1.59

Distributions from Common Shareholders net investment income[2]	(0.80)	(0.81)	(0.81)	(0.82)	(0.89)

Net asset value, end of year	$13.95	$14.84	$14.57	$14.18	$15.31

Market price, end of year	$13.38	$14.31	$13.32	$12.88	$14.92

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.47)%	8.24%	9.20%	(1.07)%	11.06%

Based on market price	(1.00)%	14.09%	9.91%	(7.78)%	8.90%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.95%	1.60%	1.59%	1.75%	1.80%

Total expenses after fees waived and/or paid indirectly	1.91%	1.58%	1.57%	1.67%	1.72%

Total expenses after fees waived and/or paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	0.98%	0.99%	0.99%	0.99%	1.00%

Net investment income to Common Shareholders	5.22%	5.49%	5.49%	6.00%	5.48%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$181,614	$193,110	$189,594	$184,479	$199,236

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$87,000	$87,000	$87,000	$87,000	$87,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$308,751	$321,966	$317,924	$312,045	$329,007

Borrowings outstanding, end of year (000)	$29,150	$24,429	$21,937	$25,187	$48,934

Portfolio turnover rate	18%	25%	11%	46%	34%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	81

Financial Highlights	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

	Year Ended April 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$16.16	$15.86	$15.64	$16.60	$16.21

Net investment income[1]	0.65	0.73	0.77	0.80	0.82
Net realized and unrealized gain (loss)	(0.83)	0.53	0.27	(0.85)	0.58
Distributions to VMTP Shareholders from net realized gain	—	—	—	—	(0.01)

Net increase (decrease) from investment operations	(0.18)	1.26	1.04	(0.05)	1.39

Distributions to Common Shareholders:[2]
From net investment income	(0.67)	(0.78)	(0.82)	(0.86)	(0.87)
From net realized gain	(0.14)	(0.18)	—	(0.05)	(0.13)

Total distributions to Common Shareholders	(0.81)	(0.96)	(0.82)	(0.91)	(1.00)

Net asset value, end of year	$15.17	$16.16	$15.86	$15.64	$16.60

Market price, end of year	$13.96	$15.19	$14.47	$14.55	$16.12

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.69)%	9.04%	7.27%	0.50%	8.78%

Based on market price	(2.77)%	12.27%	5.20%	(3.73)%	4.09%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.90%	1.57%	1.52%	1.65%	1.91%

Total expenses after fees waived and/or paid indirectly	1.89%	1.57%	1.52%	1.65%	1.91%

Total expenses after fees waived and/or paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	0.96%	0.94%	0.96%	1.00%	1.35% [5]

Net investment income to Common Shareholders	4.12%	4.61%	4.82%	5.28%	4.93%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$580,945	$618,971	$607,440	$599,066	$635,652

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$287,100	$287,100	$287,100	$287,100	$287,100

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$302,349	$315,594	$311,578	$308,661	$321,405

Borrowings outstanding, end of year (000)	$58,337	$63,102	$52,932	$69,070	$105,939

Portfolio turnover rate	12%	20%	18%	22%	16%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[5]

For the year ended April 30, 2013, the total expense ratio after fees waived and/or paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.98%.

See Notes to Financial Statements.

82	ANNUAL REPORT	APRIL 30, 2017

Financial Highlights	BlackRock MuniVest Fund II, Inc. (MVT)

	Year Ended April 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$16.17	$16.01	$15.45	$16.69	$15.91

Net investment income[1]	0.91	0.98	0.99	1.03	1.06
Net realized and unrealized gain (loss)	(0.95)	0.18	0.61	(1.19)	0.82

Net increase (decrease) from investment operations	(0.04)	1.16	1.60	(0.16)	1.88

Distributions to Common Shareholders from net investment income[2]	(0.94)	(1.00)	(1.04)	(1.08)	(1.10)

Net asset value, end of year	$15.19	$16.17	$16.01	$15.45	$16.69

Market price, end of year	$15.45	$17.38	$16.26	$15.16	$17.31

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.34)%	7.61%	10.65%	(0.37)%	11.95%

Based on market price	(5.68)%	13.88%	14.52%	(5.74)%	10.28%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.88%	1.52%	1.50%	1.63%	1.66%

Total expenses after fees waived and/or paid indirectly	1.87%	1.52%	1.50%	1.63%	1.66%

Total expenses after fees waived and/or paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	0.92%	0.92%	0.92%	0.96%	0.96%

Net investment income to Common Shareholders	5.78%	6.15%	6.17%	6.93%	6.43%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$321,939	$340,753	$336,320	$324,146	$348,998

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$140,000	$140,000	$140,000	$140,000	$140,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$329,956	$343,395	$340,229	$331,533	$349,284

Borrowings outstanding, end of year (000)	$60,575	$69,195	$66,439	$66,715	$99,386

Portfolio turnover rate	9%	6%	10%	17%	15%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2017	83

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually, a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniAssets Fund, Inc.	MUA	Maryland	Diversified
BlackRock MuniEnhanced Fund, Inc.	MEN	Maryland	Diversified
BlackRock MuniHoldings Fund, Inc.	MHD	Maryland	Diversified
BlackRock MuniHoldings Fund II, Inc.	MUH	Maryland	Diversified
BlackRock MuniHoldings Quality Fund, Inc.	MUS	Maryland	Diversified
BlackRock Muni Intermediate Duration Fund, Inc.	MUI	Maryland	Diversified
BlackRock MuniVest Fund II, Inc.	MVT	Maryland	Diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

84	ANNUAL REPORT	APRIL 30, 2017

Notes to Financial Statements (continued)

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

SEC Reporting Modernization: The Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Funds had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Funds no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of each Fund. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

ANNUAL REPORT	APRIL 30, 2017	85

Notes to Financial Statements (continued)

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds, are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of “TOB Trust” transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund generally provide the Funds with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to U.S. federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE,

86	ANNUAL REPORT	APRIL 30, 2017

Notes to Financial Statements (continued)

the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. In the case of an MTE, after the payment of fees, the TOB Trust Certificates holders would be paid before the TOB Residuals holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificates holders and the TOB Residuals holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended April 30, 2017, no TOB Trusts in which a Fund participated were terminated without the consent of a Fund.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally restrict the ability of a Fund to borrow money for purposes of making investments. MUA, MEN and MVT’s management believes that a Fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2017, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed in which no banking entity would sponsor the TOB Trust. Specifically, a Fund establishes, structures and “sponsors” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank are performed by, or on behalf of, the Funds. The Funds have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Fund may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and new or restructured non-bank sponsored TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates or the Liquidity Provider, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates or Loan for TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

ANNUAL REPORT	APRIL 30, 2017	87

Notes to Financial Statements (continued)

For the year ended April 30, 2017, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUA	$121,193,961	$67,756,523	0.93% - 1.15%	$66,142,188	1.34%
MEN	$125,408,007	$70,823,352	0.92% - 1.50%	$68,276,563	1.27%
MHD	$109,540,473	$62,233,298	0.91% - 1.50%	$64,033,565	1.27%
MUH	$82,818,150	$47,506,965	0.91% - 1.50%	$49,072,597	1.27%
MUS	$55,995,909	$29,149,593	0.91% - 1.10%	$26,247,278	1.32%
MUI	$103,733,605	$58,336,850	0.92% - 0.98%	$62,332,930	1.23%
MVT	$109,817,120	$60,574,880	0.91% - 1.50%	$70,529,420	1.29%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

[2]

The Funds may invest in TOB Trusts that are structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility. In such an event, the Liquidity Provider will typically either (i) fund the full amount owed under the liquidity facility and be subsequently reimbursed from only the proceeds of the liquidation of all or a portion of the municipal bonds held in the TOB Trust or the remarketing of the TOB Trust Certificates, or (ii) liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, a Fund will usually enter into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at April 30, 2017, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at April 30, 2017.

For the year ended April 30, 2017, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

	Loan Outstanding at Period End	Interest Rate on Loan at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MUA	$249,146	0.25%	$356,115	0.81%
MEN	—	—	$66,363	0.78%
MHD	—	—	$3,113	0.78%
MUH	—	—	$2,254	0.78%
MUS	—	—	$1,377	0.78%
MVT	—	—	$28,757	0.78%

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash

88	ANNUAL REPORT	APRIL 30, 2017

Notes to Financial Statements (continued)

equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund, except MUI pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	MUA	MEN	MHD	MUH	MUS	MVT
Investment advisory fees	0.55%	0.50%	0.55%	0.55%	0.55%	0.50%

For such services, MUI pays the Manager a monthly fee of 0.55% of (i) the average daily value of MUI’s net assets and (ii) the proceeds of any outstanding debt securities and borrowings used for leverage.

For purposes of calculating these fees, “net assets” mean the total assets of a Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Expense Waivers: The Manager, for MUS, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of preferred shares). This amount is included in fees waived by the Manager in the Statements of Operations. For the year ended April 30, 2017 the waiver was $66,432.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the year ended April 30, 2017, the amounts waived were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Amounts waived	$2,490	$2,208	$1,484	$1,297	$1,239	$8,779	$2,799

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Funds’ assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. Effective December 2, 2016, the waiver became contractual through June 30, 2018. The Agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors.

Officers and Directors: Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

7. Purchases and Sales:

For the year ended April 30, 2017, purchases and sales of investments, excluding short-term securities, were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Purchases	$61,878,967	$69,102,336	$37,792,025	$29,741,409	$54,659,495	$113,581,070	$47,974,432
Sales	$62,313,431	$67,128,569	$36,241,576	$29,164,601	$55,060,212	$112,172,836	$54,947,225

ANNUAL REPORT	APRIL 30, 2017	89

Notes to Financial Statements (continued)

8. Income Tax Information

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to amortization methods on fixed-income securities, non-deductible expenses, the reclassification of distributions, the expiration of capital loss carryforwards and the sale of bonds received from tender option bond trusts were reclassified to the following accounts:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Paid-in capital	$(2,846,397)	$(3,386,873)	—	—	$(494,294)	—	—
Undistributed net investment income	$(19,520)	$(300,210)	$93,571	$96,554	$(1,241)	$94,868	$(1,736)
Accumulated net realized loss	$2,865,917	$3,687,083	$(93,571)	$(96,554)	$495,535	$(94,868)	$1,736

The tax character of distributions paid was as follows:

		MUA	MEN	MHD	MUH	MUS	MUI	MVT
Tax-exempt income[1]	4/30/2017	$24,851,475	$22,352,150	$15,176,378	$11,027,908	$11,833,288	$29,890,674	$22,113,439
	4/30/2016	$26,226,794	$22,859,540	$15,654,116	$11,096,405	$11,470,423	$32,354,972	$22,451,090
Ordinary income[2]	4/30/2017	103,838	38,123	565	428	23	1,802,874	38,601
	4/30/2016	217,871	3,578	226,494	79,078	—	81,393	91,205
Long-term capital gains[3]	4/30/2017	—	—	—	—	—	4,399,618	—
	4/30/2016	—	—	—	—	—	7,641,316	—

Total	4/30/2017	$24,955,313	$22,390,273	$15,176,943	$11,028,336	$11,833,311	$36,093,166	$22,152,040

	4/30/2016	$26,444,665	$22,863,118	$15,880,610	$11,175,483	$11,470,423	$40,077,681	$22,542,295

[1]	The Funds designate these amounts paid during the fiscal year ended April 30, 2017, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest-related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[3]	The Funds designate these amounts paid during the fiscal year ended April 30, 2017 as capital gain dividends.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Undistributed tax-exempt income	$91,293	$3,103,634	$937,727	$812,466	$1,675,056	$928,477	$1,090,481
Undistributed ordinary income	87,622	—	20,201	22,168	—	64,374	261
Undistributed long-term capital gains	—	—	43,781	1,933	—	—	—
Capital loss carryforwards	(9,081,344)	(1,957,953)	—	—	(14,047,238)	—	(1,124,434)
Net unrealized gains[1]	35,085,862	36,662,239	26,433,474	19,115,665	19,277,142	37,839,197	34,229,237
Qualified late-year losses[2]	—	—	—	—	—	(1,339,978)	—

Total	$26,183,433	$37,807,920	$27,435,183	$19,952,232	$6,904,960	$37,492,070	$34,195,545

[1]

The difference between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Directors.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of April 30, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MUA	MEN	MUS	MVT
No expiration date[1]	$6,490,824	—	$7,432,440	$1,124,434
2018	396,366	$1,225,298	6,614,798	—
2019	2,194,154	732,655	—	—

Total	$9,081,344	$1,957,953	$14,047,238	$1,124,434

[1]	Must be utilized prior to losses subject to expiration.

90	ANNUAL REPORT	APRIL 30, 2017

Notes to Financial Statements (continued)

During the year ended April 30, 2017, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

	MEN	MHD	MUH	MUS	MVT
Amount utilized	$1,630,287	$1,509,608	$1,290,302	$201,127	$263,163

As of April 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Tax cost	$462,556,076	$449,787,284	$291,564,176	$208,509,180	$246,085,575	$818,268,151	$420,524,565

Gross unrealized appreciation	$42,714,806	$38,761,855	$28,588,627	$20,328,658	$19,829,348	$41,919,462	$36,517,328
Gross unrealized depreciation	(7,569,570)	(2,022,591)	(2,155,153)	(1,212,993)	(552,208)	(3,779,890)	(1,991,541)

Net unrealized appreciation	$35,145,236	$36,739,264	$26,433,474	$19,115,665	$19,277,140	$38,139,572	$34,525,787

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

It is possible that regulators could take positions that could limit the market for non-bank sponsored TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Funds will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Funds can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residuals holdings prior to the compliance date for the Volcker Rule, which may require that the Funds unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Funds and any alternative forms of leverage may be more or less advantageous to the Funds than existing TOB leverage.

Should short-term interest rates rise, the Funds’ investments in TOB Trust transactions may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which took effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule and Risk Retention Rules may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB Trust market and the overall municipal market is not yet certain.

ANNUAL REPORT	APRIL 30, 2017	91

Notes to Financial Statements (continued)

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, MUS invested a significant portion of its assets in securities in the transportation and the country, city, special district, school district sectors. MUI and MVT invested a significant portion of their assets in securities in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended April 30,	MUA	MEN	MHD	MUH	MUS	MVT
2017	83,132	52,845	25,957	17,531	5,658	114,327
2016	42,352	25,792	7,978	—	—	67,729

For the years ended April 30, 2017 and April 30, 2016, MUI’s shares issued and outstanding remained constant.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Funds and distribution of assets upon dissolution or liquidation of a Fund. The 1940 Act prohibits the declaration of any dividend on a Fund’s Common Shares or the repurchase of a Fund’s Common Shares if a Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Funds’ outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Funds’ Preferred Shares or repurchasing such shares if a Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors to the Board of each Fund. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding

92	ANNUAL REPORT	APRIL 30, 2017

Notes to Financial Statements (continued)

Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MEN has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature and are currently in a special rate period, each as described below.

As of period end, the VRDP Shares outstanding of MEN were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MEN	5/19/11	1,425	$142,500,000	6/01/41

Redemption Terms: MEN is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, MEN is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, MEN is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of MEN. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: MEN entered into a fee agreement with the liquidity provider that requires an initial commitment to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between MEN and the liquidity provider is for a 364 day term which was scheduled to expire on July 7, 2016. MEN renewed the fee agreement for an additional 364 day term which is scheduled to expire on July 6, 2017 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and MEN does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, MEN is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, MEN is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance MEN will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: MEN may incur remarketing fees of 0.10% on the aggregate principal amount of all the Fund’s VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), MEN may incur no remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aa1 from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the year ended April 30, 2017, the annualized dividend rate for MEN’s VRDP Shares was 1.51%.

Special Rate Period: On June 20, 2012, MEN commenced an approximate three-year term ending June 24, 2015 (the “special rate period”) with respect to its VRDP Shares. MEN has continuously extended the special rate period for an approximate one-year term with the current extension scheduled to expire on June 21, 2017. During the special rate period, the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. Prior to June 21, 2017, the holder of the VRDP Shares and MEN may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period, the liquidity and fee agreements will remain in effect and the VRDP Shares will remain subject to mandatory redemption by MEN on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, MEN will be required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. MEN will not pay any fees to the liquidity provider and remarketing agent during the special rate period. MEN will also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

ANNUAL REPORT	APRIL 30, 2017	93

Notes to Financial Statements (continued)

If MEN redeems the VRDP Shares prior to the end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the year ended April 30, 2017, VRDP Shares issued and outstanding of MEN remained constant.

VMTP Shares

MHD, MUH, MUS, MUI and MVT (collectively, the “VMTP Funds”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in privately negotiated offerings and sale of VMTP Shares exempt from registration under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and VMTP Funds may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

As of period end, the VMTP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
MHD	12/16/11	837	$83,700,000	1/02/19
MUH	12/16/11	550	$55,000,000	1/02/19
MUS	12/16/11	870	$87,000,000	1/02/19
MUI	12/07/12	2,871	$287,100,000	1/02/19
MVT	12/16/11	1,400	$140,000,000	1/02/19

Redemption Terms: Each VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. In June 2015, the term redemption dates for MHD, MUH, MUS, MUI and MVT were extended until January 2, 2019. There is no assurance that the term of a Fund’s VMTP Shares will be extended further or that a Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, each VMTP Fund is required to begin to segregate liquid assets with each Fund’s custodian to fund the redemption. In addition, each VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If a Fund redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aa1 from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Funds fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended April 30, 2017, the average annualized dividend rates for the VMTP Shares were as follows:

	MHD	MUH	MUS	MUI	MVT
Rate	1.60%	1.60%	1.60%	1.69%	1.61%

For the year ended April 30, 2017, VMTP Shares issued and outstanding of each Fund remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

MUI’s offering costs that were recorded as a deferred charge and amortized over the 30-year life of MUI’s VRDP Shares were accelerated and charged to expense immediately upon redemption of MUI’s VRDP Shares. Costs incurred in connection with the issuance of MUI’s VMTP Shares were recorded as a deferred charge and will be amortized over the life of the VMTP Shares.

94	ANNUAL REPORT	APRIL 30, 2017

Notes to Financial Statements (concluded)

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares[3]
	Paid[1]	Declared[2]	Shares	Series	Declared
MUA	$0.0575	$0.0575	—	—	—
MEN	$0.0565	$0.0565	VRDP	W-7	$206,918
MHD	$0.0810	$0.0810	VMTP	W-7	$128,646
MUH	$0.0745	$0.0745	VMTP	W-7	$84,534
MUS	$0.0635	$0.0635	VMTP	W-7	$133,718
MUI	$0.0555	$0.0555	VMTP	W-7	$441,269
MVT	$0.0730	$0.0730	VMTP	W-7	$215,178

[1]	Net investment income dividend paid on June 1, 2017 to Common Shareholders of record on May 15, 2017.

[2]	Net investment income dividend declared on June 1, 2017, payable to Common Shareholders of record on June 15, 2017.

[3]	Dividends declared for period May 1, 2017 to May 31, 2017.

ANNUAL REPORT	APRIL 30, 2017	95

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Quality Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., and BlackRock MuniVest Fund II, Inc.:

We have audited the accompanying statements of assets and liabilities of BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Quality Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., and BlackRock MuniVest Fund II, Inc. (collectively, the “Funds”), including the schedules of investments, as of April 30, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Quality Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., and BlackRock MuniVest Fund II, Inc., as of April 30, 2017, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2017

96	ANNUAL REPORT	APRIL 30, 2017

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After MUA, MEN, MHD, MUH, MUS, MUI and MVT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MEN and MUI that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUA, MHD, MUH, MUS and MVT that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

ANNUAL REPORT	APRIL 30, 2017	97

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2]
Richard E. Cavanagh 1946	Chair of the Board and Director	Since 2007	Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	75 RICs consisting of 75 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Director	Since 2007	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	75 RICs consisting of 75 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Director	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	75 RICs consisting of 75 Portfolios	None
Cynthia L. Egan 1955	Director	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	75 RICs consisting of 75 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Director	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	75 RICs consisting of 75 Portfolios	None
Jerrold B. Harris 1942	Director	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited — Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) from 2000 to 2016; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	75 RICs consisting of 75 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	75 RICs consisting of 75 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Director	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 75 Portfolios	None
Catherine A. Lynch 1961	Director	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 75 Portfolios	None

98	ANNUAL REPORT	APRIL 30, 2017

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Directors[5]
Barbara G. Novick 1960	Director	Since 2014	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	101 RICs consisting of 220 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2014 (Director); Since 2011 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	129 RICs consisting of 318 Portfolios	None
[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Director will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause therefor.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, each Director first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]    For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 75 RICs. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex.

[5]    Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause therefor.

ANNUAL REPORT	APRIL 30, 2017	99

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors[2]
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock, Inc. since 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Funds serve at the pleasure of the Board.

As of the date of this report:

•	The portfolio managers of MEN are Michael Kalinoski and Christian Romaglino.

•	The portfolio managers of MUI are Michael Perilli and Michael Kalinoski.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Remarketing Agent Citigroup Global Markets Inc.[1] New York, NY 10179	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02111	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Liquidity Provider Citibank, N.A.[1] New York, NY 10179	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

[1]	For MEN.

100	ANNUAL REPORT	APRIL 30, 2017

Additional Information

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. Other than as noted on page 100, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock’s municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology is applied to each Fund’s duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

ANNUAL REPORT	APRIL 30, 2017	101

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Section 19(a) Notices

MUA’s amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. Each Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

April 30, 2017
	Total Fiscal Year-to-Date Cumulative Distributions by Character					Percentage of Fiscal Year-to-Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
MUA	$0.692239	—	—	$0.003154	$0.695393	100%	0%	0%	0%	100%

Section 19(a) notices for the Funds, as applicable, are available on the BlackRock website http://www.blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

102	ANNUAL REPORT	APRIL 30, 2017

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI7-4/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been a principal of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Muni Intermediate Duration Fund, Inc.	$39,028	$39,028	$0	$0	$20,502	$20,502	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Muni Intermediate Duration Fund, Inc.	$20,502	$20,502

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

     Michael Castellano

     Frank J. Fabozzi

     W. Carl Kester

     Catherine A. Lynch

     Karen P. Robards

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1)  As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Michael Kalinoski, Director at BlackRock, and Michael Perilli, Vice President at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and selection of its investments. Messrs. Kalinoski and Perilli have both been members of the registrant’s portfolio management team since 2017.

Portfolio Manager	Biography
Michael Kalinoski	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.
Michael Perilli	Vice President of BlackRock since 2017; Associate of BlackRock from 2008 to 2016.

(a)(2) As of April 30, 2017:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager[1]	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Michael Kalinoski	13	0	0	0	0	0
	$20.20 Billion	$0	$0	$0	$0	$0
Michael Perilli	8	0	0	0	0	0
	$1.39 Billion	$0	$0	$0	$0	$0

1 Messrs. Kalinoski and Perilli became portfolio managers of the Fund on May 26, 2017.

(iv) Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of April 30, 2017:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of April 30, 2017.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. Mr. Kalinoski has deferred BlackRock, Inc. stock awards. Mr. Perilli does not have deferred BlackRock Inc. stock awards.

For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan

(ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($270,000 for 2017). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of April 30, 2017:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael Kalinoski	None
Michael Perilli	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Muni Intermediate Duration Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Muni Intermediate Duration Fund, Inc.

Date: July 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Muni Intermediate Duration Fund, Inc.

Date: July 5, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Muni Intermediate Duration Fund, Inc.

Date: July 5, 2017